UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments Co.

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: July 31, 2021

Date of reporting period: July 31, 2021

Item 1.    Reports to Stockholders.

July 31, 2021 ANNUAL REPORT Adviser Managed Trust Tactical Offensive Equity Fund Tactical Offensive Core Fixed Income Fund Tactical Offensive Enhanced Fixed Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS (Unaudited)

JULY 31, 2021

To Our Shareholders:

The fiscal year ending July 31, 2021, began with markets continuing their remarkable rally from the March 2020 lows. The “risk-on” sentiment came amid a push by local governments to slowly reverse lockdowns of non-essential economic activity; the promising news of progress made in the race to develop COVID-19 vaccines; and the sustained extraordinary support of central banks. U.S. equity markets eclipsed their pre-pandemic peaks early in the period and finished the fiscal year near all-time highs.

Central banks aggressively pursued accommodative monetary policy, asset purchase programs and record fiscal stimulus measures during the reporting period. In September, the millionth victim of the COVID-19 outbreak was claimed globally, a figure that would climb to over 4 million by the end of July. Cases had seemed to abate for a time during late-summer 2020, but then once again began to rise in the fall as variant strains were identified and met with another round of lockdowns in Europe and more sporadically in the U.S. Fears of yet another wave of outbreaks kept markets in a more cautious stance.

Markets advanced once it became clearer that former Vice President Joe Biden would become the next U.S. president in what would likely be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation. Investor exuberance kicked off in earnest in November after a series of positive vaccine clinical trial results; the enthusiasm was sustained by subsequent emergency use authorizations by the FDA.

Financial markets anticipated increased volatility around the U.S. presidential election, but with Joe Biden winning a close election for U.S. president and the announcement of effective vaccines thereafter, markets advanced higher and volatility declined. Despite no sign of the Federal Reserve tightening in the near term, the U.S. Treasury yield curve steepened over the course of the fiscal year, especially as future expectations for a rebound in economic growth increased along with rising inflation expectations; long-term yields rose more than shorter-term yields.

Government-bond yields (which had been rising slowly since the fall) began to spike further in February. The specter of a sharp increase in borrowing costs sent chills through markets during the second half of February, leading to selloffs of varying intensity before markets resumed their climb again in March.

The Federal Reserve’s (Fed) federal-funds rate target continued to range between 0.0% and 0.25%, and the Federal Open Market Committee (FOMC)—the Fed’s monetary policymakers—remained committed to purchasing Treasurys and agency mortgage-backed securities (MBS) to support the flow of credit to households and businesses. Fed Chair Jerome Powell pledged to continue supporting the economy via monetary policy during his semi-annual congressional testimony on July 14, 2021.

Equities continued to roll along, although work-from-home and mega-cap stocks gave up ground to cyclical and “go-out” names before a slight reversal over the final months of the period. Market observers attributed this to the FOMC deciding to increase its projection for the federal-funds rate in 2023. Meanwhile, for the first time since April this year, the seven-day moving average of new COVID-19 cases reported in the U.S. stopped falling in mid-June after an impressive period of declines that brought cases to their lowest levels since March 2020.

Geopolitical Events

In the U.S. general election in November, Joe Biden was declared the winner of the presidential race in early November. Most candidates from the Republican Party performed better in their races for state- and national-level offices compared to President Trump’s quest for a second term; in January, a violent security breach of the U.S. Capitol by a mob of protesters delayed—but did not stop—the counting of electoral votes in the U.S. Congress. Trump was impeached by the House of Representatives for inciting an insurrection—the first president in U.S. history to be impeached twice. Two weeks later, Joe Biden was inaugurated as president under heavy security provided by 25,000 National Guard troops.

President Joe Biden’s administration proposed a $6 trillion budget for the 2022 fiscal year that would serve as a starting point from which Congress can decide how to appropriate the country’s economic funding. The president incorporated his two major economic initiatives into the budget, infrastructure and families programs.

Adviser Managed Trust / Annual Report / July 31, 2021	1

LETTER TO SHAREHOLDERS (Unaudited) (Continued)

JULY 31, 2021

At the end of July, the U.S. Senate voted to begin negotiations about a bipartisan infrastructure plan. Formally called the Infrastructure Investment and Jobs Act, the plan includes roughly $1 trillion with $550 billion in new spending over a five-year period. It is projected to add approximately two million jobs per year for a decade as the nation undertakes modernizing roads, railways, ports, public transit, airports and power grids; improving water quality and broadband access; and cleaning abandoned environmentally hazardous sites.

The United States-Mexico-Canada trade agreement was ratified by all three countries and officially replaced the North American Free Trade Agreement just prior to the start of the reporting period on July 1. The Trump administration announced in September that it would not pursue a 10% tariff on U.S. imports of Canadian aluminum previously announced in August, as trade is now expected to normalize following high import levels earlier in 2020. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted U.S.-based multi-national technology companies..

In a push to re-establish tourism ahead of the traditionally busy summer season, the EU approved a proposal made by the European Commission in May to ease travel restrictions within the bloc for vaccinated foreigners. Tensions between the EU and China—which have flared over the last six months as the EU condemned China’s record on human rights and China imposed retaliatory economic sanctions—remained unsettled. In May, the European Parliament suspended ratification of the Comprehensive Agreement on Investment that EU and Chinese leaders had finalized in December 2020. As for U.S.-EU trade relations, friction smoothed as the European Commission delayed an increase to tariffs on the U.S. that had been planned in response to the Trump administration’s tariffs on European metals; existing tariffs will remain as the two sides negotiate a long-term solution.

Toward the end of the period, finance ministers and central bank leaders from the Group of 20 (G-20), representing the world’s 20 largest economies, unanimously agreed to endorse the major components of a tax plan that would establish a global minimum corporate tax of at least 15%. Finalization of the plan requires approval from national leaders. In deference to this effort, EU officials postponed review of its digital levy proposal until autumn.

Economic Performance

U.S. gross domestic product (GDP) saw a record 33.4% rebound in the third quarter of 2020, fueled by over $3 trillion in pandemic relief. A 4.0% gain in the fourth quarter resulted in a decline of 3.5% for the full year, the worst figure since at least the end of World War II. The U.S. economy expanded at a robust annualized rate of 6.3% in the first quarter of 2021; consumer spending (which accounts for nearly 70% of U.S. economic activity) spiked by 11.3% as Americans put their stimulus payments to work, providing a much-needed boost to restaurants, hotels and airlines. Overall U.S. economic growth measured an annualized 6.5% during the second quarter, just above the first-quarter pace, as service-oriented businesses anticipated saw continued gains from the rise in vaccinations and re-openings.

After touching a 50-year low of 3.5% and then jumping as high as 14.8% prior to the start of the fiscal year, the U.S. unemployment rate remained over 6.0% through April, with the final figure settling at 5.4% in July 2021, down from 10.2% a year earlier. The labor-force participation rate ended at 61.7%, up from 61.5% a year earlier. Average hourly earnings gained 4.0% over the fiscal year, as the leisure and hospitality industry continued to reopen and looked to boost pay in order to fill vacant positions.

Two off-cycle moves before the start of the fiscal year brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy. The FOMC held the federal-funds rate near zero throughout the second quarter and continued its asset purchases apace ($80 billion in Treasurys and $40 billion in agency mortgage-backed securities per month). Its latest Summary of Economic Projections (SEP), released in mid-June, featured a projected increase in the federal-funds rate to 0.6% in 2023 (up from 0.1% in its March projection). The SEP also depicted significantly higher real gross domestic product (GDP) and inflation projections for 2021, although out-year projections were only modestly higher.

2	Adviser Managed Trust / Annual Report / July 31, 2021

Market Developments

The S&P 500 Index returned 36.45% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000® Value Index) edged out large-cap growth stocks (as measured by the Russell 1000® Growth Index). At the sector level, financials, industrials and capital goods stocks led, while utilities, healthcare, consumer staples and consumer discretionary lagged. Overall, U.S. equities outpaced major developed markets during the fiscal year.

Small-cap stocks, which tend to be value-oriented and sensitive to the success or decline in a local economy, outperformed large caps overall. U.S. large-cap stocks (Russell 1000® Index) finished the reporting period up 37.97%, while small-cap stocks (Russell 2000® Index) finished the period ahead 51.97%. The reason for this difference in performance was a shift in investor preference toward companies with smaller market caps and lower valuation ratios. These companies were viewed as able to benefit from the post-pandemic economic recovery and primed for a rebound following a prolonged period of prior underperformance.

Developed markets, as measured by the MSCI World Index (Net), finished up 35.07% for the year, outperforming emerging markets. The MSCI Emerging Markets Index (Net) finished the reporting period up 20.64% in U.S. dollar terms. Emerging-market equities were on a tear in the first half of the fiscal year (after bottoming early in the pandemic) but gave up some ground over the final few months. The best-performing region was EM Latin America, which was lifted by strong performance from Brazil and Mexico, both of which benefited from the shift in market appetite for cyclical sectors like materials. China was a relative benchmark laggard as government regulations weighed on social media and ecommerce equity prices.

The MSCI Europe Index (Net) advanced 32.50% in U.S. dollar terms. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 33.18% in U.S. dollar terms. The FTSE UK Series All-Share Index recorded a 34.15% gain in U.S. dollar terms over the full reporting period.

U.S. investment-grade corporate debt, as represented by the Bloomberg Barclays US Corporate Investment Grade Index, returned 1.42%, while the U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, benefited from a broad reopening of the U.S. economy and was up 10.75% during the reporting period. Within the high-yield market, the energy sector outperformed the broader market during the period. Lower-quality issues also outperformed, as CCC rated securities led, followed by B and BB rated. U.S. asset-backed securities managed gains during the fiscal year, benefiting from improving supply-and-demand dynamics; mortgage-backed securities were close to flat, as elevated supply and fast prepayment speeds offset the Fed adding around $40 billion of MBS to its balance sheet each month.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 0.78%. Emerging-market debt (EMD) delivered positive performance due to an improving growth outlook in the region relative to developed markets. The J.P. Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, gained 3.00% in U.S. dollar terms. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), was up 4.11%.

After the U.S. dollar initially rebounded from its January low (relative to a trade-weighted basket of foreign currencies), it resumed an overall downward trend and neared its earlier low again in May before recovering some as the fiscal year closed. After hitting an all-time low before the start of the reporting period, the West Texas Intermediate crude-oil price reached a 40-month high in the final month of the fiscal year due to optimistic forecasts for global economic growth and increased demand for crude.

Our View

Equity markets have long anticipated the economic improvement we are watching unfold. There is increasing concern, however, that equity prices have risen so much that there is little appreciation potential left, even if the global economy continues to forge ahead into 2022.

Since mid-June, we have witnessed a partial unwinding of the rotation trade (from expensive technology-oriented stay-at-home companies to less-expensive cyclically-oriented companies) that began last autumn. So far, this appears to us as a temporary pause in a longer-term upswing. The global recovery and expansion have a long way to go, especially since many countries are still imposing lockdown measures to varying degrees.

Adviser Managed Trust / Annual Report / July 31, 2021	3

LETTER TO SHAREHOLDERS (Unaudited) (Continued)

JULY 31, 2021

We can’t rule out a choppier and more lackluster performance for U.S. equities in the months ahead given their strong outperformance since March 2009 and elevated stock-market valuations relative to much of the rest of the world. If stock-market volatility does increase, we don’t think there’s reason to be overly concerned; corrections that range from 5% to 10% can occur without any fundamental reason.

In today’s environment, with economies opening up around the globe and interest rates still at extraordinarily low levels, the dominant trend favors further price gains over the next year or two. Still, investors must take into account that the U.S. economy appears to have reached “peak growth.”

Growth slowdowns, not just recessions, can lead to equity underperformance versus bonds. The relative performance of equities versus bonds was phenomenal over the past 16 months; a major narrowing of the performance gap is inevitable. Yet, with interest rates still at exceptionally low levels, it is hard to see equities losing ground to fixed-income securities while economic growth remains robust. Not only should consumer demand remain strong as long as economies continue to reopen, but businesses have been in a spending mood—desperately seeking materials and workers.

In the meantime, companies are expected to enjoy a great deal of pricing power and will almost certainly pass along at least a portion of their increased costs to customers. Unfortunately, one person’s pricing power is another person’s inflation. The big question is whether the price pressures seen this year are transitory, as central bankers around the world say they are.

Investors in the bond market seem to agree with the central bankers. Although U.S. bond yields rose sharply in the first quarter, they have since fallen. There’s no telling how long bond investors will maintain such a calm perspective if inflation persists at a pace not seen in almost 30 years.

Fed Chairman Jerome Powell has continued to reiterate that the U.S. labor market has a long way to go before it reaches full employment. Job openings in the country are now soaring. If the rise in the Employment Cost Index accelerates as we expect, inflation could become a greater concern for investors.

The recent stumble in the rotation theme was exacerbated by the marginally hawkish shift in Fed expectations. It is clear, however, that the U.S. central bank intends to cautiously move away from its current policy stance. The first move will likely be the tapering of its bond-buying programme, which may be announced in late August at the annual Jackson Hole conference, with actual tapering beginning no earlier than the first quarter of 2022.

The path of U.S. fiscal policy is harder to decipher given strained bipartisanship and the narrowness of the Democratic majority in the Congress. A traditional infrastructure bill appears likely to get passed with bipartisan support, but the push for non-traditional forms of infrastructure—and the taxes to pay for all the added spending—will depend on whether the Democrats in the Senate can come to terms with each other.

The combination of above-average economic growth, significantly higher inflation than seen in the past decade, a fiscal policy that expands the size of federal government spending, and extreme monetary ease aimed at suppressing interest rates is the perfect backdrop for risk assets—and the creation of speculative bubbles.

The relative success of the U.S. vaccination effort and the country’s state-by-state response has resulted in a significantly stronger economy this year than in other major developed countries. Fortunately, injection rates have been accelerating in Europe and Japan. We anticipate other advanced economies will record strong economic results in the second half of the year and into 2022, exceeding the pace of growth in the U.S.

Although economists correctly point out that the U.S. has employed direct fiscal measures (emergency spending, income support and tax breaks) more aggressively than any other nation, other countries have used different tactics that far exceed the U.S. effort.

Several European nations and Japan have relied on equity injections, loans and guarantees. Italy (35% of gross domestic product), Japan and Germany (both at 28%) are the most notable, according to the International Monetary Fund. In the eurozone, some of these loan commitments have only just begun to flow. Italy and Spain are big beneficiaries of the eurozone’s €750 billion in loans and grants as part of the so-called NextGenerationEU program.

The ECB also seems dedicated to maintaining its pandemic-related monetary support at least through March 2022. As a percentage of gross domestic product (GDP), the ECB’s balance sheet has risen more than 25% since the

4	Adviser Managed Trust / Annual Report / July 31, 2021

beginning of the COVID-19 crisis, more than any other major central bank besides the BOJ (30%). The ECB’s actions have succeeded in keeping peripheral Europe’s sovereign bond yields well behaved through the crisis period.

While the U.S., the U.K. and Canada seem to be enduring a much sharper inflationary increase than Japan or the eurozone, the latter two are probably relieved to have a respite from the deflationary pressures that have afflicted their economies for many years. There seems little reason for the ECB or BOJ to join the Fed when it comes to discussing a near-term reduction in asset purchases, much less raising their policy rates ahead of the U.S.

We do not see much sign that the Fed’s shift toward an earlier lift-off in rates will lead to a 2013-style “taper tantrum” among emerging economies. A strong U.S. dollar would certainly threaten the bull market in commodity prices.

While we are still bullish on the outlook for commodities, we are watching price trends carefully. Commodity prices of all types have enjoyed a spectacular run since March 2020 and were already in the process of consolidating or correcting in the weeks before the Fed revised its views.

We remain optimistic that the more cyclical and value-oriented areas within emerging markets will bounce back from their recent stumble. But there are near-term challenges besides the shift in perceptions about Fed policy and the future course of the U.S. dollar and commodity prices. Credit growth has decelerated significantly in China, similar to the slowdowns recorded in 2013 and 2018—years when the performance of emerging markets was less than stellar.

Another potential source of market volatility could stem from the increasingly fraught relationship between China and the U.S. and its allies. If there is any consensus in Washington nowadays, it is focused on countering China’s growing economic and military strength; although market participants have mostly managed to look past political tensions to date.

Fundamentally, emerging markets continue to look relatively cheap versus most other regions. The forward price-to-earnings multiple of the MSCI Emerging Markets Index is still selling at a 36.4% discount to that of the MSCI USA Index. Outside the March-to-April 2020 low point, this is as cheap a relative multiple against the U.S. as seen at any time in the past 16 years.

We are counting on advanced economies to take up the slack while vaccines ramp up in developing countries. There has been a tremendous amount of excess savings and pent-up demand in North America and Europe. That said, as we’ve witnessed with the surge in new cases driven by the Delta variant, the possibility of regional spikes cannot be dismissed. If severe enough, markets could switch back to a decidedly risk-off position.

As vaccination rates slow in the developed world, more shots are becoming available to the rest of the world. We expect a rolling reopening of the global economy that will extend well into 2022. This wave of recovery could resemble a prolonged up-cycle that keeps the pressure on supply chains, leading to continued shortages of goods and labor. Investor faith in the “transitory inflation” narrative probably will be tested as we head into year end and enter 2022.

Sincerely,

James Smigiel

Chief Investment Officer

Adviser Managed Trust / Annual Report / July 31, 2021	5

LETTER TO SHAREHOLDERS (Unaudited) (Concluded)

JULY 31, 2021

Index Definitions

Bloomberg Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg US Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets. The Index consists of 24 developed-market country indexes.

Russell 1000® Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000® Index: The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

S&P 500 Index: is an unmanaged, market-weighted index that consists of 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

6	Adviser Managed Trust / Annual Report / July 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2021

Tactical Offensive Equity Fund

I. Objective

The investment objective of the Tactical Offensive Equity Fund (the “Fund”) is capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Core Fixed Income Fund, Tactical Offensive Enhanced Fixed Income Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (Adviser Managed Strategy). The Financial Adviser is not the adviser to the Fund and is not affiliated with SEI Investments Management Corporation (SIMC), the adviser to the Fund.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s notice of its intent to redeem or formal redemption request (collectively, “Redemption Request”) will cause the Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the Redemption Request. If the Financial Adviser’s Redemption Request includes all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations pending the Financial Adviser’s formal redemption request; and exchange-traded funds (ETFs) that are designed to track the performance of the broad U.S. equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund following the Financial Adviser’s redemption of all of its clients’ shares from the Fund. Due to this strategy, the Fund may buy and sell securities and other instruments frequently.

III. Investment Approach

When the Fund is an active component of the Adviser Managed Strategy, the Fund employs a passive strategy designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to the U.S. equity market and issuers located in developed and emerging-market countries outside the U.S. (each an Index, and collectively, the Indexes). The passive strategy is implemented by SSGA Funds Management, Inc., as sub-advisor under the general supervision of SIMC. SIMC may adjust the Fund’s allocation of assets among the Indexes over time on the basis of its long-term capital market assumptions.

IV. Return vs. Benchmark

For the full year ended July 31, 2021, the Fund returned 36.45%. The Fund’s benchmark, the S&P 500 Index—which measures the performance of 500 of the largest U.S. companies and is considered representative of the broad U.S. equity market—returned 36.45%.

V. Performance Discussion

The Fund was an active part of the Adviser Managed Strategy for the full period from August 1, 2020, to July 31, 2021. While the benchmark of the Fund generally tracks large-cap U.S. equities, the Fund also seeks passive exposure to U.S. small caps, as well as stocks in developed- and emerging-market countries. During this period, the Fund’s allocation to U.S. small- and mid-cap stocks allowed it to match the S&P 500 Index.

U.S. large-cap stocks (as represented by the Russell 1000® Index) returned 37.97% during the fiscal year, which was slightly greater than the S&P 500 Index return during the same period. The reason for this was the strong performance of mid-cap stocks within the benchmark, which returned 42.58% (as represented by the Russell Midcap Index). Most of those stocks were not in the Fund’s S&P 500 Index benchmark, so the allocation to them was accretive to relative performance over the period.

The Fund’s exposure to small-cap stocks was beneficial during the period. Small caps (as represented by the Russell 2000® Index) returned 51.97% during the fiscal year, which was the greatest return out of all the market segments in which the Fund was invested. As noted in the shareholder letter, the reason for this strong performance was a shift in investor preference toward companies with smaller market caps and lower valuation

Adviser Managed Trust / Annual Report / July 31, 2021	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2021

Tactical Offensive Equity Fund (Concluded)

ratios. These companies were viewed as able to benefit from the post-pandemic economic recovery and primed for a rebound following a prolonged period of underperformance.

The passive exposure to developed-market stocks outside the U.S. slightly detracted during the period, as the MSCI EAFE Index returned 30.31% during the fiscal year. Developed-market international stocks performed well at the end of 2020 due to their low valuations and initial signs of a strong economic recovery in Europe; however, they underperformed over the second half of the period. While the MSCI EAFE Index still had a positive return during this time frame, it underperformed the U.S. indexes as the recovery in Europe was hurt by new restrictions intended to combat the recent resurgence in COVID-19 cases within the region.

The Fund’s exposure to emerging-market equities was a headwind to performance, with these stocks (as represented by the MSCI Emerging Markets Index) returning 20.64% during the fiscal year. The primary reason for this was the underperformance of Asian and Latin American countries within the Index, as these regions were hit the hardest by the onset of new COVID-19 variants. This hampered their ability to participate in the recovery from the pandemic, and with vaccine distribution also being more challenging in those countries, many investors elected to shift their allocations to regions with greater short- and medium-term economic prospects.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tactical Offensive Equity Fund, Class A	36.45%	16.68%[4,5]	15.93%[4,5]	13.09%[2,3,4,5]	12.30%[2,3,4,5]
S&P 500 Index	36.45%	18.16%	17.35%	15.35%	14.51%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Equity Fund, Class A, versus the S&P 500 Index.

1

For the year ended July 31, 2021. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

2	The Fund was not an active component of the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012.

3	The Fund was not an active component of the Adviser Managed Strategy for the period of August 28, 2015 through April 14, 2016.

4	The Fund was not an active component of the Adviser Managed Strategy for the period of December 18, 2018 through March 24, 2019.

5	The Fund was not an active component of the Adviser Managed Strategy for the period of March 10, 2020 through June 3, 2020.

8	Adviser Managed Trust / Annual Report / July 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2021

Tactical Offensive Core Fixed Income Fund

I. Objective

The investment objective of the Tactical Offensive Core Fixed Income Fund (the “Fund”) is total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Equity Fund, the Tactical Offensive Enhanced Fixed Income Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (Adviser Managed Strategy). The Financial Adviser is not the adviser to the Fund and is not affiliated with SEI Investments Management Corporation (SIMC), the adviser to the Fund.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s notice of its intent to redeem or formal redemption request (collectively, “Redemption Request”) will cause the Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfil the Redemption Request. If the Financial Adviser’s Redemption Request includes all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund following the Financial Adviser’s redemption of all of its clients’ shares from the Fund. Due to this strategy, the Fund may buy and sell securities and other instruments frequently.

III. Investment Approach

When the Fund is an active component of the Adviser Managed Strategy, the Fund employs a passive strategy designed to track, before fees and expenses, the performance of one or more U.S. Investment Grade Indexes (each an Index, and collectively, the Indexes) implemented by SSGA Funds Management, Inc., as sub-advisor under the general supervision of SEI Investments Management Corporation (SIMC). In addition, SIMC directly manages a portion of the Fund’s assets to invest in a portfolio of securities designed to track, before fees and expenses, the performance of one or more Foreign Sovereign Debt Indexes. Prior to a change in the Fund’s allocation and investment strategy during the reporting period, SSGA also implemented a strategy designed to track, before fees and expenses, the performance of High Yield and Emerging Market Fixed Income Indexes. SIMC may adjust the Fund’s allocation of assets among the Indexes over time on the basis of its long-term capital market assumptions.

IV. Return vs. Benchmark

For the full year ended July 31, 2021, the Fund returned -1.13%. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index—which measures the performance of intermediate-term investment-grade bonds traded in the U.S.—returned -0.70%.

V. Performance Discussion

The Fund was an active part of the Adviser Managed Strategy for the full period from August 1, 2020, to July 31, 2021.

The Fund sought passive exposure to U.S. investment-grade fixed income—primarily a diversified mix of U.S. dollar-denominated fixed-income securities, which included U.S. government, corporate and securitized assets—that was in line with the Fund’s benchmark. The Fund’s passive exposure to G7 ex-U.S. debt, however, contributed to performance, as developed-market sovereign debt outperformed U.S. investment-grade debt. The U.S. investment-grade bond market (as represented by the Bloomberg Barclays US Aggregate Bond Index), generated a -0.70% return as U.S. Treasury yields rose on higher inflation expectations due to accommodative monetary policy, sizable fiscal stimulus and a fuller reopening of the U.S. economy. Spread sectors continued to outperform Treasurys. Early in the period, lending facilities launched by the Federal Reserve (Fed) provided support for both the corporate and securitized markets. Spreads continued to grind tighter during 2021 as the pace of vaccination improved

Adviser Managed Trust / Annual Report / July 31, 2021	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2021

Tactical Offensive Core Fixed Income Fund (Concluded)

and the U.S. economy moved toward a broader reopening following health-related economic lockdowns in response to COVID-19. As noted in the shareholder letter, the Treasury curve steepened during the fiscal year; the Fed remained committed to a zero interest-rate policy, while longer-term rates rose significantly in the first quarter of 2021 as investors became increasingly concerned with the prospects of higher inflation, before yields declined again over the final three months of the period. The Fed also maintained the pace of its asset-purchase program, providing support for Treasury and agency mortgage-backed securities markets. Developed-market foreign sovereign bonds (as represented by the Bloomberg Barclays Global Aggregate ex-USD Index (Hedged)) outperformed investment-grade, U.S. dollar-denominated bonds (as represented by the Bloomberg Barclays US Aggregate Bond Index); foreign countries were slower to come out of health-related lockdowns and bonds in those countries generally rose less than similar bonds in the U.S.

The Tactical Offensive Enhanced Fixed Income Fund was launched in January and was funded from the Tactical Offensive Core Fixed Income Fund. The significant outgoing cash flows to the Tactical Offensive Enhanced Fixed Income Fund led to increased transaction costs for the Tactical Offensive Core Fixed Income Fund and detracted from its performance. Although over the course of a typical fiscal year, there will generally be some performance drag due to normal cash flows, this outflow led to the more notable performance deviation.

The Fund used foreign-exchange currency forwards to hedge currency exposure to sovereign bonds. The associated derivatives did not have a material impact on overall Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tactical Offensive Core Fixed Income Fund, Class A ‡	(1.13)%	1.60%[2]	0.92%[2]	2.24%[2]	2.47%[2]
Bloomberg Barclays U.S. Aggregate Bond Index	(0.70)%	5.73%	3.13%	3.35%	3.61%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Core Fixed Income Fund, Class A, versus the Bloomberg Barclays U.S. Aggregate Bond Index.

1

For the year ended July 31, 2021. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

2	The Fund was not an active component of the Adviser Managed Strategy for the period of March 19, 2020 through June 16, 2020.

‡

Prior to March 20, 2020, the Fund also materially invested in non-investment grade fixed income securities and fixed income securities of issuers located in emerging markets as part of its principal investment strategies.

10	Adviser Managed Trust / Annual Report / July 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2021

Tactical Offensive Enhanced Fixed Income Fund

I. Objective

The investment objective of the Tactical Offensive Enhanced Fixed Income Fund (the “Fund”) is total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Equity Fund, the Tactical Offensive Core Fixed Income Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (Adviser Managed Strategy). The Financial Adviser is not the adviser to the Fund and is not affiliated with SEI Investments Management Corporation (SIMC), the adviser to the Fund.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s notice of its intent to redeem or formal redemption request (collectively, “Redemption Request”) will cause the Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the Redemption Request. If the Financial Adviser’s Redemption Request includes all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund following the Financial Adviser’s redemption of all of its clients’ shares from the Fund. Due to this strategy, the Fund may buy and sell securities and other instruments frequently.

III. Investment Approach

When the Fund is an active component of the Adviser Managed Strategy, the Fund employs a passive strategy designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to non-investment grade fixed income securities and issuers located in emerging market countries (each an Index, and collectively, the Indexes) implemented by SSGA Funds Management, Inc., as sub-advisor under the general supervision of SEI Investments Management Corporation (SIMC). SIMC may adjust the Fund’s allocation of assets among the Indexes over time on the basis of its long-term capital market assumptions.

IV. Return vs. Benchmark

The Fund was incepted on January 12, 2021. For the period ended July 31, 2021, the Fund returned 2.29%. The Fund’s benchmark, the ICE BofA US High Yield Constrained Index—which measures performance of below-investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market—returned 3.97%.

V. Performance Discussion

The Fund was an active part of the Adviser Managed Strategy from its inception on January 12, 2021, through the end of its fiscal year on July 31, 2021. The Fund sought passive exposure to U.S. high-yield securities (as represented by the ICE BofA US High Yield Constrained Index) and dollar-denominated emerging-market debt (EMD) securities (as represented by the JPM EMBI Global Diversified Index). The Fund also experienced tracking error against the above mentioned indexes to which it seeks passive exposures. This was due to the implementation costs associated with reinvesting into the market over the course of the period. On a relative basis, the high-yield market outperformed dollar-denominated EMD during the Fund’s reporting period. Throughout the year, high-yield securities rallied as credit spreads continued to tighten and yields declined to record lows. As noted in the shareholder letter, the high-yield market benefited from a broader reopening of the U.S. economy; higher nominal yields relative to the rest of the U.S. bond market, as well as strong demand, also helped. Additionally, inflationary pressures and the reopening of the economy helped to push energy prices higher, providing support for the energy sub-sector. While dollar-denominated EMD underperformed high-yield securities from the Fund’s inception through the end of the period, absolute returns were still positive. The pace of vaccination within emerging-market

Adviser Managed Trust / Annual Report / July 31, 2021	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Concluded)

countries lagged that of the developed world where the vaccine was more readily available. The rebound in China was beneficial for EMD, with first-quarter 2021 GDP increasing over 18% and growth moving above pre-pandemic levels. Additionally, with the uptick in growth and increasing prospect of inflation, several emerging-market central banks began the process of gradually raising rates, with Ukraine, Mexico and Russia each hiking during the period, while others indicated future rate hikes were probable.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
Cumulative Inception to Date
Tactical Offensive Enhanced Fixed Income Fund, Class A	2.29%
ICE BofA US High Yield Constrained Index	3.97%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Enhanced Fixed Income Fund, Class A, versus the ICE BofA US High Yield Constrained Index.

1

For the period ended July 31, 2021. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning January 12, 2021.

12	Adviser Managed Trust / Annual Report / July 31, 2021

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 90.5%

Australia — 0.9%
Other Securities ‡	0.9%		$22,964

Austria — 0.0%
Other Securities	0.0		584

Belgium — 0.1%
Other Securities	0.1		3,067

China — 0.0%
Other Securities	0.0		102

Denmark — 0.3%
Other Securities	0.3		8,687

Finland — 0.1%
Other Securities	0.1		3,628

France — 1.3%
Other Securities ‡	1.3		35,997

Germany — 1.1%
Other Securities	1.1		28,478

Greece — 0.0%
Other Securities	0.0		—

Hong Kong — 0.4%
Other Securities ‡	0.4		9,799

Ireland — 0.7%
Accenture PLC, Cl A	0.4	32,147	10,212
Other Securities	0.3		7,376

			17,588

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Israel — 0.1%
Other Securities	0.1%		$2,747

Italy — 0.3%
Other Securities	0.3		7,556

Japan — 2.7%
Other Securities ‡	2.7		74,036

Luxembourg — 0.0%
Other Securities	0.0		98

Netherlands — 0.9%
Other Securities ‡	0.9		24,259

New Zealand — 0.0%
Other Securities	0.0		761

Norway — 0.1%
Other Securities	0.1		2,020

Panama — 0.0%
Other Securities	0.0		128

Portugal — 0.0%
Other Securities	0.0		613

Singapore — 0.1%
Other Securities ‡	0.1		3,729

South Korea — 0.0%
Other Securities	0.0		1

Spain — 0.3%
Other Securities	0.3		7,834

Sweden — 0.5%
Other Securities	0.5		12,751

Switzerland — 1.2%
Other Securities	1.2		32,897

Taiwan — 0.0%
Other Securities	0.0		83

United Kingdom — 1.6%
Other Securities ‡	1.6		41,982

Adviser Managed Trust / Annual Report / July 31, 2021	13

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

United States — 77.8%

Communication Services — 8.4%
Alphabet Inc, Cl A *	1.5%	15,188	$40,924
Alphabet Inc, Cl C *	1.5	14,359	38,833
AT&T Inc	0.4	361,066	10,128
Comcast Corp, Cl A	0.5	230,600	13,566
Facebook Inc, Cl A *	1.6	121,106	43,150
Netflix Inc *	0.4	21,900	11,335
Verizon Communications Inc	0.4	209,480	11,685
Walt Disney Co/The *	0.6	91,800	16,159
Other Securities	1.5		40,714

			226,494

Consumer Discretionary — 9.5%
Amazon.com Inc *	2.7	21,991	73,177
Home Depot	0.7	54,330	17,831
McDonald’s	0.4	37,747	9,162
NIKE Inc, Cl B	0.4	62,605	10,487
Tesla Inc *	1.0	39,190	26,931
Other Securities	4.3		119,140

			256,728

Consumer Staples — 4.3%
Coca-Cola	0.4	196,226	11,191
Costco Wholesale Corp	0.4	22,317	9,590
PepsiCo Inc	0.4	69,814	10,957
Philip Morris International	0.3	78,700	7,877
Procter & Gamble Co/The	0.7	123,124	17,512
Walmart Inc	0.4	72,531	10,339
Other Securities	1.7		49,500

			116,966

Energy — 1.9%
Chevron Corp	0.4	97,834	9,961
Exxon Mobil Corp	0.5	214,072	12,324
Other Securities	1.0		29,137

			51,422

Financials — 8.7%
Bank of America Corp	0.5	381,300	14,627
Berkshire Hathaway Inc, Cl B *	1.0	94,809	26,384
JPMorgan Chase & Co	0.9	152,070	23,081
Wells Fargo & Co	0.4	209,100	9,606
Other Securities ‡(A)	5.9		162,679

			236,377

Health Care — 10.4%
Abbott Laboratories	0.4	87,800	10,622
AbbVie Inc	0.4	89,300	10,386
Danaher Corp	0.4	32,164	9,568
Eli Lilly	0.4	42,800	10,422
Johnson & Johnson	0.8	133,223	22,941

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care (continued)
Medtronic PLC	0.3%	67,800	$8,903
Merck & Co Inc	0.4	128,000	9,839
Pfizer Inc	0.4	282,167	12,079
Thermo Fisher Scientific	0.4	19,879	10,735
UnitedHealth Group Inc	0.7	47,561	19,606
Other Securities	5.8		156,750

			281,851

Industrials — 6.9%
Honeywell International Inc	0.3	35,100	8,206
Other Securities	6.6		178,802

			187,008

Information Technology — 21.4%
Adobe Inc *	0.6	24,107	14,986
Apple	4.3	795,164	115,983
Broadcom Inc	0.4	20,256	9,832
Cisco Systems Inc	0.5	213,647	11,830
Intel Corp	0.4	204,325	10,976
Mastercard Inc, Cl A	0.6	44,230	17,070
Microsoft Corp	4.0	381,692	108,748
NVIDIA Corp	0.9	120,800	23,555
PayPal Holdings *	0.6	59,451	16,381
QUALCOMM Inc	0.3	57,004	8,539
salesforce.com Inc *	0.4	46,743	11,309
Texas Instruments Inc	0.3	46,700	8,902
Visa Inc, Cl A	0.8	85,620	21,096
Other Securities	7.3		200,433

			579,640

Materials — 1.9%
Other Securities	1.9		50,341

Real Estate — 2.5%
Other Securities ‡	2.5		67,811

Utilities — 1.9%
Other Securities	1.9		50,867

			2,105,505

Total Common Stock (Cost $1,831,900) ($ Thousands)			2,447,894

14	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PREFERRED STOCK — 0.1%

Germany — 0.1%
Other Securities (B)	0.1%		$2,005

Total Preferred Stock (Cost $1,431) ($ Thousands)			2,005

EXCHANGE TRADED FUND — 0.0%
Other Securities	0.0		330

Total Exchange Traded Fund (Cost $100) ($ Thousands)			330

RIGHTS — 0.0%

United States — 0.0%
Other Securities (C)	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl F 0.010% **†	1.9	50,776,582	50,777

Total Cash Equivalent (Cost $50,777) ($ Thousands)			50,777

Total Investments in Securities — 92.5% (Cost $1,884,208)($ Thousands)			$2,501,006

A list of the open futures contracts held by the Fund at July 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)

Long Contracts
MSCI EAFE Index	115	Sep-2021	$13,391	$13,337	$(54)
MSCI Emerging Markets	1,335	Sep-2021	91,500	85,286	(6,214)
NASDAQ 100 Index E-MINI	8	Sep-2021	2,248	2,393	145
Russell 2000 Index E-MINI	802	Sep-2021	93,059	89,086	(3,973)
S&P 500 Index E-MINI	280	Sep-2021	59,158	61,453	2,295
S&P Mid Cap 400 Index E-MINI	11	Sep-2021	2,961	2,969	8

			$262,317	$254,524	$(7,793)

For the year ended July 31, 2021, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $2,704,616 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

**	The rate reported is the 7-day effective yield as of July 31, 2021.

†	Investment in Affiliated Security (see Note 6).

(A)	Security is a Master Limited Partnership. At July 31, 2021, such securities amounted to $4,232 ($ Thousands), or 0.2% of Net Assets (See Note 2).
(B)	There is currently no rate available.

(C)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

EAFE — Europe, Australasia and Far East

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers and Automated Quotations

PLC — Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

Adviser Managed Trust / Annual Report / July 31, 2021	15

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Concluded)

The following is a list of the level of inputs used as of July 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	2,447,839	55	–	2,447,894
Preferred Stock	2,005	–	–	2,005
Exchange Traded Fund	330	–	–	330
Rights	–	–	–(2)	–
Cash Equivalent	50,777	–	–	50,777

Total Investments in Securities	2,500,951	55	–	2,501,006

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	2,448	—	—	2,448
Unrealized Depreciation	(10,241)	—	—	(10,241)

Total Other Financial Instruments	(7,793)	—	—	(7,793)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(2) This category includes securities with a value of $0.

For the year ended July 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions the Fund had with affiliates for the year ended July 31, 2021 ($ Thousands):

Security Description	Value 7/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 7/31/2021	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ —	$ 140,042	$ (89,265)	$ —	$ —	$ 50,777	50,776,582	$ 1	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	Adviser Managed Trust / Annual Report / July 31, 2021

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 35.6%
U.S. Treasury Bonds
4.250%, 05/15/2039	$1,000	$1,405
3.625%, 02/15/2044	6,500	8,654
3.375%, 11/15/2048	3,000	3,963
3.125%, 05/15/2048	2,500	3,155
3.000%, 11/15/2044	2,000	2,429
3.000%, 02/15/2047	2,500	3,072
3.000%, 02/15/2048	5,000	6,168
3.000%, 02/15/2049	2,500	3,099
2.875%, 05/15/2043	2,500	2,964
2.750%, 08/15/2042	5,000	5,810
2.750%, 11/15/2042	2,000	2,324
2.500%, 02/15/2045	2,500	2,797
2.500%, 02/15/2046	3,000	3,364
2.375%, 05/15/2051	2,000	2,219
2.250%, 02/15/2027	5,000	5,397
2.250%, 08/15/2049	3,500	3,763
2.000%, 02/15/2050	1,800	1,836
1.875%, 02/15/2041	1,000	1,011
1.875%, 02/15/2051	2,000	1,986
1.625%, 11/15/2050	4,500	4,207
1.375%, 11/15/2040	7,000	6,502
1.375%, 08/15/2050	3,000	2,635
1.250%, 05/15/2050	6,000	5,107
1.125%, 05/15/2040	8,000	7,148
1.125%, 08/15/2040	4,000	3,562
U.S. Treasury Notes
3.125%, 11/15/2028	5,000	5,737
2.875%, 09/30/2023	10,000	10,574
2.750%, 11/15/2023	5,000	5,287
2.625%, 01/31/2026	5,000	5,443
2.625%, 02/15/2029	2,000	2,227
2.500%, 01/31/2024	10,000	10,556
2.500%, 05/15/2024	10,000	10,610
2.375%, 08/15/2024	5,000	5,304
2.375%, 05/15/2027	3,000	3,264
2.250%, 11/15/2024	5,000	5,300
2.250%, 11/15/2025	10,000	10,703
2.250%, 08/15/2027	2,000	2,164
2.125%, 03/31/2024	5,000	5,243
2.125%, 05/15/2025	5,000	5,303
2.000%, 10/31/2022	5,000	5,118
2.000%, 11/30/2022	5,000	5,125

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.000%, 02/15/2025	$5,000	$5,270
2.000%, 08/15/2025	10,000	10,577
2.000%, 11/15/2026	5,000	5,324
1.750%, 05/15/2023	7,500	7,712
1.625%, 08/15/2022	15,000	15,237
1.625%, 05/15/2026	5,000	5,224
1.625%, 11/30/2026	2,500	2,614
1.625%, 08/15/2029	5,000	5,204
1.625%, 05/15/2031	6,500	6,739
1.500%, 08/15/2022	2,000	2,029
1.500%, 01/15/2023	3,000	3,060
1.500%, 08/15/2026	3,000	3,117
1.500%, 01/31/2027	5,000	5,196
1.500%, 02/15/2030	3,900	4,012
1.375%, 02/15/2023	10,000	10,191
1.250%, 05/31/2028	5,000	5,089
1.125%, 02/28/2025	5,000	5,116
1.125%, 02/29/2028	2,000	2,023
1.125%, 02/15/2031	5,500	5,452
0.875%, 11/15/2030	5,000	4,855
0.750%, 04/30/2026	2,000	2,008
0.750%, 05/31/2026	4,000	4,014
0.750%, 01/31/2028	5,000	4,940
0.625%, 05/15/2030	5,000	4,772
0.625%, 08/15/2030	1,000	952
0.500%, 03/15/2023	8,000	8,046
0.500%, 05/31/2027	3,000	2,942
0.500%, 10/31/2027	5,000	4,879
0.375%, 04/15/2024	5,000	5,010
0.375%, 11/30/2025	2,000	1,981
0.375%, 12/31/2025	5,000	4,948
0.375%, 01/31/2026	5,000	4,943
0.375%, 09/30/2027	3,000	2,908
0.250%, 06/15/2023	3,000	3,004
0.250%, 11/15/2023	10,000	10,005
0.250%, 05/31/2025	10,000	9,898
0.250%, 06/30/2025	5,000	4,945
0.250%, 07/31/2025	7,000	6,917
0.250%, 08/31/2025	10,000	9,872
0.250%, 09/30/2025	10,000	9,865
0.250%, 10/31/2025	5,000	4,928
0.125%, 09/30/2022	5,000	5,001
0.125%, 10/31/2022	7,000	7,002
0.125%, 01/31/2023	3,000	3,000
0.125%, 12/15/2023	5,000	4,986

Total U.S. Treasury Obligations (Cost $445,760) ($ Thousands)		438,342

Adviser Managed Trust / Annual Report / July 31, 2021	17

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 27.4%

Agency Mortgage-Backed Obligations — 26.1%
FHLMC
4.500%, 05/01/2048 to 10/01/2048	$6,324	$6,831
4.000%, 05/01/2050	5,699	6,091
3.500%, 11/01/2045	783	844
3.000%, 07/01/2033 to 08/01/2047	7,901	8,358
2.500%, 10/01/2040	4,246	4,434
2.000%, 06/01/2036 to 01/01/2051	18,335	18,760
FHLMC Multifamily Structured Pass-Through Certificates, Ser K073, Cl A2
3.350%, 01/25/2028	1,000	1,134
FHLMC Multifamily Structured Pass-Through Certificates, Ser K074, Cl A2
3.600%, 01/25/2028	815	936
FHLMC Multifamily Structured Pass-Through Certificates, Ser K091, Cl A2
3.505%, 03/25/2029	5,000	5,773
FHLMC Multifamily Structured Pass-Through Certificates, Ser K092, Cl A2
3.298%, 04/25/2029	315	360
FHLMC Multifamily Structured Pass-Through Certificates, Ser K722, Cl A2
2.406%, 03/25/2023	1,500	1,540
FNMA
5.000%, 12/01/2048	2,922	3,191
4.500%, 05/01/2046	3,279	3,647
4.000%, 01/01/2048 to 01/01/2049	13,630	14,626
3.500%, 08/01/2030 to 06/01/2050	28,913	30,849
3.000%, 02/01/2034 to 07/01/2050	34,426	36,292
2.500%, 08/01/2031 to 11/01/2050	37,511	39,177
2.000%, 06/01/2036 to 07/01/2051	23,308	23,841
FNMA, Ser 2019-M7, Cl A2
3.143%, 04/25/2029	1,250	1,410
GNMA
4.500%, 09/20/2046 to 01/20/2049	5,112	5,534
4.000%, 09/20/2047 to 05/20/2049	8,023	8,509
3.500%, 11/20/2041 to 07/20/2050	15,716	16,634
3.000%, 09/20/2046 to 07/20/2050	18,062	18,994
2.500%, 08/20/2050 to 07/20/2051	6,515	6,776
2.000%, 05/20/2051 to 06/20/2051	6,420	6,581
GNMA TBA
2.500%, 08/01/2043	2,500	2,599
2.000%, 08/20/2169	3,550	3,636
UMBS TBA
2.500%, 08/15/2051	7,000	7,292
2.000%, 08/15/2036 to 08/15/2051	23,225	23,744
1.500%, 08/15/2036 to 08/15/2051	13,000	13,015

		321,408

Non-Agency Mortgage-Backed Obligations — 1.3%
BANK, Ser 2019-BN21, Cl A5
2.851%, 10/17/2052	5,000	5,404

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BANK, Ser 2019-BN24, Cl A2
2.707%, 11/15/2062	$500	$532
BBCMS Mortgage Trust, Ser 2017-C1, Cl A4
3.674%, 02/15/2050	190	213
Benchmark Mortgage Trust, Ser 2020-B18, Cl A5
1.925%, 07/15/2053	396	400
Benchmark Mortgage Trust, Ser 2020-B21, Cl A5
1.978%, 12/17/2053	1,000	1,009
GS Mortgage Securities II, Ser 2013-GC10, Cl A5
2.943%, 02/10/2046	560	577
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC16, Cl A5
3.817%, 08/15/2050	5,000	5,378
Wells Fargo Commercial Mortgage Trust, Ser 2018-C44, Cl A5
4.212%, 05/15/2051	1,500	1,740

		15,253

Total Mortgage-Backed Securities (Cost $336,663) ($ Thousands)		336,661

CORPORATE OBLIGATIONS — 27.0%

Communication Services — 2.3%
Activision Blizzard
1.350%, 09/15/2030	90	86
Alphabet
2.050%, 08/15/2050	130	118
1.100%, 08/15/2030	130	125
0.450%, 08/15/2025	90	89
America Movil
4.375%, 04/22/2049	500	627
2.875%, 05/07/2030	500	531
AT&T
4.850%, 03/01/2039	1,000	1,227
3.650%, 06/01/2051	500	530
3.500%, 06/01/2041	600	637
3.500%, 02/01/2061	135	135
3.300%, 02/01/2052	120	120
3.100%, 02/01/2043	200	200
2.750%, 06/01/2031	500	526
2.300%, 06/01/2027	300	314
2.250%, 02/01/2032	165	165
1.700%, 03/25/2026	550	559
1.650%, 02/01/2028	35	35
0.900%, 03/25/2024	300	301
Baidu
1.720%, 04/09/2026	200	202

18	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Charter Communications Operating LLC
4.908%, 07/23/2025	$300	$341
4.400%, 12/01/2061	50	55
3.900%, 06/01/2052	85	88
3.850%, 04/01/2061	135	135
3.700%, 04/01/2051	580	587
3.500%, 06/01/2041	660	674
2.800%, 04/01/2031	500	519
2.300%, 02/01/2032	100	98
Comcast
3.950%, 10/15/2025	500	561
3.750%, 04/01/2040	800	927
3.250%, 11/01/2039	500	546
3.100%, 04/01/2025	500	540
2.800%, 01/15/2051	300	297
2.650%, 08/15/2062	150	142
2.450%, 08/15/2052	225	209
1.950%, 01/15/2031	200	201
1.500%, 02/15/2031	300	290
Discovery Communications
4.650%, 05/15/2050	300	356
3.625%, 05/15/2030	300	331
Electronic Arts
2.950%, 02/15/2051	40	40
1.850%, 02/15/2031	60	60
Fox
5.576%, 01/25/2049	300	414
5.476%, 01/25/2039	500	654
Interpublic Group of Cos
3.375%, 03/01/2041	370	392
2.400%, 03/01/2031	100	102
Rogers Communications
4.350%, 05/01/2049	500	593
3.700%, 11/15/2049	500	540
Telefonica Emisiones
5.520%, 03/01/2049	500	659
T-Mobile USA
4.375%, 04/15/2040	500	592
3.600%, 11/15/2060	20	21
3.500%, 04/15/2025	300	326
3.300%, 02/15/2051	50	51
3.000%, 02/15/2041	220	221
2.550%, 02/15/2031	230	235
2.250%, 11/15/2031	50	50
2.050%, 02/15/2028	35	36
1.500%, 02/15/2026	550	556
Verizon Communications
4.812%, 03/15/2039	1,000	1,285
4.672%, 03/15/2055	200	261
4.000%, 03/22/2050	500	585
3.700%, 03/22/2061	45	50
3.550%, 03/22/2051	55	60

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.400%, 03/22/2041	$380	$411
3.000%, 03/22/2027	300	326
3.000%, 11/20/2060	90	87
2.875%, 11/20/2050	400	389
2.650%, 11/20/2040	400	392
2.550%, 03/21/2031	55	57
2.100%, 03/22/2028	60	62
1.750%, 01/20/2031	100	97
1.450%, 03/20/2026	540	547
0.850%, 11/20/2025	100	99
0.750%, 03/22/2024	35	35
ViacomCBS
4.950%, 01/15/2031	300	367
4.950%, 05/19/2050	300	386
4.750%, 05/15/2025	300	340
4.200%, 05/19/2032	200	234
Vodafone Group
5.000%, 05/30/2038	300	384
Walt Disney
6.650%, 11/15/2037	500	774
4.700%, 03/23/2050	500	682
4.625%, 03/23/2040	200	258
3.500%, 05/13/2040	500	565
3.350%, 03/24/2025	200	218

		27,917

Consumer Discretionary — 1.9%
Advance Auto Parts
1.750%, 10/01/2027	40	40
Alibaba Group Holding
2.700%, 02/09/2041	500	480
Amazon.com
3.250%, 05/12/2061	100	109
3.100%, 05/12/2051	100	108
2.875%, 05/12/2041	100	105
2.100%, 05/12/2031	100	103
1.650%, 05/12/2028	100	102
1.500%, 06/03/2030	500	495
1.000%, 05/12/2026	100	101
0.800%, 06/03/2025	500	502
0.450%, 05/12/2024	45	45
0.400%, 06/03/2023	500	501
0.250%, 05/12/2023	40	40
American Honda Finance MTN
1.200%, 07/08/2025	200	202
0.875%, 07/07/2023	635	641
0.400%, 10/21/2022	100	100
AutoNation
2.400%, 08/01/2031	30	30
AutoZone
3.625%, 04/15/2025	500	547

Adviser Managed Trust / Annual Report / July 31, 2021	19

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BAT Capital
4.700%, 04/02/2027	$300	$341
3.984%, 09/25/2050	150	149
3.734%, 09/25/2040	295	296
2.726%, 03/25/2031	300	302
2.259%, 03/25/2028	200	201
BAT International Finance
1.668%, 03/25/2026	200	202
Best Buy
1.950%, 10/01/2030	50	49
Choice Hotels International
3.700%, 01/15/2031	605	663
Council of Europe Development Bank
1.375%, 02/27/2025	500	515
Diageo Capital
2.000%, 04/29/2030	200	204
1.375%, 09/29/2025	300	306
Dollar General
4.125%, 04/03/2050	300	361
DR Horton
2.600%, 10/15/2025	500	529
eBay
3.650%, 05/10/2051	50	55
2.700%, 03/11/2030	200	211
2.600%, 05/10/2031	50	52
1.400%, 05/10/2026	50	51
Expedia Group
4.625%, 08/01/2027	615	702
3.600%, 12/15/2023	565	600
General Motors
6.800%, 10/01/2027	500	636
6.125%, 10/01/2025	500	592
5.400%, 10/02/2023	500	548
General Motors Financial
3.600%, 06/21/2030	50	55
2.750%, 06/20/2025	550	581
1.500%, 06/10/2026	500	502
Home Depot
3.300%, 04/15/2040	300	335
2.700%, 04/15/2030	500	541
2.375%, 03/15/2051	300	284
1.375%, 03/15/2031	300	291
0.900%, 03/15/2028	95	93
Lowe’s
5.000%, 04/15/2040	300	393
3.500%, 04/01/2051	75	82
3.000%, 10/15/2050	15	15
2.625%, 04/01/2031	150	158
1.700%, 10/15/2030	20	20
1.300%, 04/15/2028	320	316
Marriott International
4.625%, 06/15/2030	300	347

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 10/15/2032	$40	$43
Massachusetts Institute of Technology
2.989%, 07/01/2050	45	50
McDonald’s MTN
4.200%, 04/01/2050	500	617
3.625%, 09/01/2049	100	114
3.600%, 07/01/2030	200	227
2.125%, 03/01/2030	500	513
NIKE
2.850%, 03/27/2030	200	220
O’Reilly Automotive
1.750%, 03/15/2031	135	132
RELX Capital
3.000%, 05/22/2030	200	216
Rockefeller Foundation
2.492%, 10/01/2050	30	30
Ross Stores
0.875%, 04/15/2026	100	99
Sands China
3.800%, 01/08/2026	500	537
Starbucks
4.450%, 08/15/2049	100	127
3.500%, 11/15/2050	300	332
2.550%, 11/15/2030	200	211
2.250%, 03/12/2030	200	206
Target
2.250%, 04/15/2025	500	527
TJX
1.600%, 05/15/2031	250	246
1.150%, 05/15/2028	250	245
Toyota Motor Credit MTN
3.375%, 04/01/2030	200	228
3.000%, 04/01/2025	300	324
1.800%, 02/13/2025	500	518
1.350%, 08/25/2023	300	306
1.125%, 06/18/2026	500	502
0.800%, 10/16/2025	50	50
0.350%, 10/14/2022	50	50
Trustees of the University of Pennsylvania
2.396%, 10/01/2050	180	178
Unilever Capital
1.375%, 09/14/2030	165	162
0.375%, 09/14/2023	100	100
VF
2.800%, 04/23/2027	500	538
2.400%, 04/23/2025	500	526
Whirlpool
2.400%, 05/15/2031	15	15

		24,018

20	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Consumer Staples — 1.5%
Altria Group
5.800%, 02/14/2039	$500	$628
4.450%, 05/06/2050	300	327
4.000%, 02/04/2061	75	74
3.700%, 02/04/2051	200	195
3.400%, 02/04/2041	385	372
2.450%, 02/04/2032	200	197
Anheuser-Busch InBev Worldwide
5.800%, 01/23/2059	500	741
5.450%, 01/23/2039	500	666
4.500%, 06/01/2050	500	621
4.350%, 06/01/2040	800	969
Bunge Finance
2.750%, 05/14/2031	50	51
1.630%, 08/17/2025	125	127
Campbell Soup
2.375%, 04/24/2030	500	512
Clorox
1.800%, 05/15/2030	200	200
Coca-Cola
3.000%, 03/05/2051	20	22
2.875%, 05/05/2041	350	371
2.250%, 01/05/2032	50	52
2.000%, 03/05/2031	65	67
1.650%, 06/01/2030	500	500
1.450%, 06/01/2027	500	511
Conagra Brands
4.600%, 11/01/2025	500	569
Constellation Brands
2.875%, 05/01/2030	200	213
2.250%, 08/01/2031	125	126
Costco Wholesale
1.750%, 04/20/2032	500	502
1.600%, 04/20/2030	500	498
Estee Lauder
2.600%, 04/15/2030	500	536
General Mills
2.875%, 04/15/2030	200	215
Hershey
2.650%, 06/01/2050	500	506
Hormel Foods
1.800%, 06/11/2030	500	503
Ingredion
3.900%, 06/01/2050	200	231
Keurig Dr Pepper
3.350%, 03/15/2051	30	32
2.250%, 03/15/2031	40	41
0.750%, 03/15/2024	85	85
Kimberly-Clark
1.050%, 09/15/2027	125	124

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kroger
3.950%, 01/15/2050	$500	$579
1.700%, 01/15/2031	65	63
McCormick
2.500%, 04/15/2030	500	519
Mondelez International
2.750%, 04/13/2030	200	213
2.625%, 09/04/2050	100	96
PepsiCo
2.750%, 03/19/2030	200	218
2.250%, 03/19/2025	500	528
1.625%, 05/01/2030	200	201
1.400%, 02/25/2031	40	39
0.750%, 05/01/2023	500	505
0.400%, 10/07/2023	25	25
Philip Morris International
1.750%, 11/01/2030	350	344
1.125%, 05/01/2023	500	507
0.875%, 05/01/2026	350	347
Procter & Gamble
3.000%, 03/25/2030	200	223
1.950%, 04/23/2031	200	206
Sysco
5.650%, 04/01/2025	300	348
Walgreens Boots Alliance
4.100%, 04/15/2050	500	570
Walmart
3.400%, 06/26/2023	300	317
3.050%, 07/08/2026	500	550
2.850%, 07/08/2024	500	534

		18,316

Energy — 1.9%
Boardwalk Pipelines
3.400%, 02/15/2031	85	92
BP Capital Markets America
3.796%, 09/21/2025	500	555
3.633%, 04/06/2030	300	340
3.543%, 04/06/2027	500	557
3.194%, 04/06/2025	500	539
3.060%, 06/17/2041	500	516
Canadian Natural Resources
2.950%, 07/15/2030	500	523
2.050%, 07/15/2025	500	515
Chevron
2.978%, 05/11/2040	500	532
1.995%, 05/11/2027	500	522
1.554%, 05/11/2025	500	514
1.141%, 05/11/2023	500	507
ConocoPhillips
4.875%, 10/01/2047 (A)	500	671
2.400%, 02/15/2031 (A)	190	198

Adviser Managed Trust / Annual Report / July 31, 2021	21

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Diamondback Energy
4.750%, 05/31/2025	$500	$561
Energy Transfer
6.250%, 04/15/2049	500	659
4.750%, 01/15/2026	500	564
2.900%, 05/15/2025	500	527
Enterprise Products Operating LLC
3.700%, 01/31/2051	500	547
2.800%, 01/31/2030	200	214
Equinor
3.700%, 04/06/2050	500	588
3.625%, 04/06/2040	200	230
Exxon Mobil
4.227%, 03/19/2040	500	610
3.482%, 03/19/2030	300	341
2.992%, 03/19/2025	500	537
2.610%, 10/15/2030	300	322
1.571%, 04/15/2023	500	511
Halliburton
4.850%, 11/15/2035	300	359
HollyFrontier
2.625%, 10/01/2023	250	259
Kinder Morgan
5.550%, 06/01/2045	500	657
3.600%, 02/15/2051	250	261
3.250%, 08/01/2050	145	143
2.000%, 02/15/2031	140	138
Magellan Midstream Partners
3.250%, 06/01/2030	200	218
Marathon Petroleum
4.700%, 05/01/2025	500	563
MPLX
5.200%, 12/01/2047	300	366
4.250%, 12/01/2027	500	572
2.650%, 08/15/2030	115	118
ONEOK
7.150%, 01/15/2051	500	747
5.850%, 01/15/2026	300	355
2.200%, 09/15/2025	300	310
Phillips 66
3.850%, 04/09/2025	500	550
2.150%, 12/15/2030	500	495
Pioneer Natural Resources
1.900%, 08/15/2030	200	194
0.550%, 05/15/2023	15	15
Sabine Pass Liquefaction
4.500%, 05/15/2030	500	585
Shell International Finance BV
3.250%, 04/06/2050	550	598
2.750%, 04/06/2030	510	551
2.375%, 04/06/2025	500	527
0.375%, 09/15/2023	250	250

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Suncor Energy
3.100%, 05/15/2025	$500	$536
TotalEnergies Capital International
3.127%, 05/29/2050	300	313
TransCanada PipeLines
4.100%, 04/15/2030	300	347
Valero Energy
2.700%, 04/15/2023	500	518
1.200%, 03/15/2024	250	252
Williams
3.500%, 11/15/2030	200	221

		23,810

Financials — 8.4%
Aflac
1.125%, 03/15/2026	105	106
African Development Bank
0.750%, 04/03/2023	500	504
African Development Bank MTN
0.875%, 07/22/2026	116	116
Allstate
1.450%, 12/15/2030	200	195
0.750%, 12/15/2025	125	125
Ally Financial
1.450%, 10/02/2023	565	574
American Express
3.700%, 08/03/2023	500	532
3.400%, 02/22/2024	500	535
2.500%, 07/30/2024	500	528
American Financial Group
5.250%, 04/02/2030	300	371
American International Group
4.375%, 06/30/2050	200	252
3.400%, 06/30/2030	500	552
2.500%, 06/30/2025	300	317
Andina de Fomento
1.625%, 09/23/2025	500	507
Aon
2.800%, 05/15/2030	200	214
2.200%, 11/15/2022	300	307
Arch Capital Group
3.635%, 06/30/2050	35	39
Ares Capital
3.875%, 01/15/2026	300	324
Asian Development Bank
1.625%, 01/24/2023	500	511
0.625%, 04/29/2025	1,000	999
Asian Development Bank MTN
1.875%, 01/24/2030	500	527
1.000%, 04/14/2026	100	101
0.500%, 02/04/2026	250	248
0.250%, 07/14/2023	45	45

22	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Asian Infrastructure Investment Bank
0.250%, 09/29/2023	$335	$335
Assurant
2.650%, 01/15/2032	100	101
Assured Guaranty US Holdings
3.150%, 06/15/2031	35	37
Athene Holding
6.150%, 04/03/2030	300	385
3.500%, 01/15/2031	100	109
Banco Santander
3.490%, 05/28/2030	500	547
2.746%, 05/28/2025	200	211
Bancolombia
3.000%, 01/29/2025	140	141
Bank of America
3.483%, VAR United States Secured Overnight Financing Rate+1.650%, 03/13/2052	200	221
3.311%, VAR United States Secured Overnight Financing Rate+1.580%, 04/22/2042	400	430
2.687%, VAR United States Secured Overnight Financing Rate+1.320%, 04/22/2032	100	104
2.651%, VAR United States Secured Overnight Financing Rate+1.220%, 03/11/2032	200	208
2.592%, VAR United States Secured Overnight Financing Rate+2.150%, 04/29/2031	200	207
1.734%, VAR United States Secured Overnight Financing Rate+0.960%, 07/22/2027	100	102
1.658%, VAR United States Secured Overnight Financing Rate+0.910%, 03/11/2027	200	203
0.976%, VAR United States Secured Overnight Financing Rate+0.690%, 04/22/2025	600	603
Bank of America MTN
4.100%, 07/24/2023	500	536
4.083%, VAR ICE LIBOR USD 3 Month+3.150%, 03/20/2051	200	242
4.078%, VAR ICE LIBOR USD 3 Month+1.320%, 04/23/2040	700	823
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/2030	200	212
2.831%, VAR United States Secured Overnight Financing Rate+1.880%, 10/24/2051	50	49
2.676%, VAR United States Secured Overnight Financing Rate+1.930%, 06/19/2041	500	493

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.015%, VAR ICE LIBOR USD 3 Month+0.640%, 02/13/2026	$500	$516
1.922%, VAR United States Secured Overnight Financing Rate+1.370%, 10/24/2031	200	197
1.898%, VAR United States Secured Overnight Financing Rate+1.530%, 07/23/2031	200	197
1.486%, VAR United States Secured Overnight Financing Rate+1.460%, 05/19/2024	300	305
1.319%, VAR United States Secured Overnight Financing Rate+1.150%, 06/19/2026	500	503
1.197%, VAR United States Secured Overnight Financing Rate+1.010%, 10/24/2026	200	200
0.810%, VAR United States Secured Overnight Financing Rate+0.740%, 10/24/2024	200	201
0.523%, VAR United States Secured Overnight Financing Rate+0.410%, 06/14/2024	300	300
Bank of Montreal MTN
3.300%, 02/05/2024	500	535
1.850%, 05/01/2025	300	311
Bank of New York Mellon MTN
2.100%, 10/24/2024	500	524
1.650%, 07/14/2028	100	102
1.650%, 01/28/2031	200	200
1.600%, 04/24/2025	300	309
Bank of Nova Scotia
3.400%, 02/11/2024	500	535
2.200%, 02/03/2025	300	315
1.950%, 02/01/2023	300	308
1.625%, 05/01/2023	300	307
Barclays
3.811%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.700%, 03/10/2042	200	216
2.852%, VAR United States Secured Overnight Financing Rate+2.714%, 05/07/2026	300	318
2.667%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.200%, 03/10/2032	200	204
2.645%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.900%, 06/24/2031	500	511
1.007%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.800%, 12/10/2024	290	291

Adviser Managed Trust / Annual Report / July 31, 2021	23

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Berkshire Hathaway Finance
2.850%, 10/15/2050	$265	$272
2.500%, 01/15/2051	280	268
1.450%, 10/15/2030	315	312
BlackRock
1.900%, 01/28/2031	300	306
Blackstone Secured Lending Fund
2.750%, 09/16/2026	100	102
Brighthouse Financial
5.625%, 05/15/2030	300	369
4.700%, 06/22/2047	500	562
Brookfield Finance
4.850%, 03/29/2029	200	240
3.500%, 03/30/2051	150	160
Brown & Brown
2.375%, 03/15/2031	35	35
Canadian Imperial Bank of Commerce
3.500%, 09/13/2023	500	533
0.950%, 06/23/2023	500	505
Capital One Financial
3.800%, 01/31/2028	500	565
2.600%, 05/11/2023	300	311
2.359%, VAR United States Secured Overnight Financing Rate+1.337%, 07/29/2032	100	101
Cboe Global Markets
1.625%, 12/15/2030	100	98
Charles Schwab
4.200%, 03/24/2025	500	560
1.150%, 05/13/2026	25	25
Chubb INA Holdings
1.375%, 09/15/2030	325	314
CI Financial
3.200%, 12/17/2030	65	68
Citigroup
8.125%, 07/15/2039	200	349
5.316%, VAR United States Secured Overnight Financing Rate+4.548%, 03/26/2041	700	951
4.412%, VAR United States Secured Overnight Financing Rate+3.914%, 03/31/2031	200	235
3.106%, VAR United States Secured Overnight Financing Rate+2.842%, 04/08/2026	300	321
2.976%, VAR United States Secured Overnight Financing Rate+1.422%, 11/05/2030	500	535
2.572%, VAR United States Secured Overnight Financing Rate+2.107%, 06/03/2031	200	207

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.561%, VAR United States Secured Overnight Financing Rate+1.167%, 05/01/2032	$165	$171
1.678%, VAR United States Secured Overnight Financing Rate+1.667%, 05/15/2024	300	306
1.462%, VAR United States Secured Overnight Financing Rate+0.770%, 06/09/2027	500	501
0.981%, VAR United States Secured Overnight Financing Rate+0.669%, 05/01/2025	150	151
0.776%, VAR United States Secured Overnight Financing Rate+0.686%, 10/30/2024	150	151
Citizens Bank
2.250%, 04/28/2025	500	525
Citizens Financial Group
3.250%, 04/30/2030	500	549
CNA Financial
2.050%, 08/15/2030	65	65
Cooperatieve Rabobank
4.625%, 12/01/2023	500	545
Credit Suisse NY
2.950%, 04/09/2025	300	322
1.000%, 05/05/2023	500	505
Deutsche Bank NY
3.961%, VAR United States Secured Overnight Financing Rate+2.581%, 11/26/2025	500	543
2.222%, VAR United States Secured Overnight Financing Rate+2.159%, 09/18/2024	250	257
Equitable Holdings
5.000%, 04/20/2048	500	649
4.350%, 04/20/2028	500	578
European Bank for Reconstruction & Development MTN
0.250%, 07/10/2023	700	700
European Investment Bank
1.625%, 05/13/2031	500	515
1.375%, 05/15/2023	500	510
1.250%, 02/14/2031	520	517
0.875%, 05/17/2030	500	486
0.625%, 07/25/2025	1,000	1,001
0.375%, 12/15/2025	200	198
Everest Reinsurance Holdings
3.500%, 10/15/2050	100	110
Fairfax Financial Holdings
4.625%, 04/29/2030	300	348
Fidelity National Financial
2.450%, 03/15/2031	150	151

24	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Franklin Resources
1.600%, 10/30/2030	$100	$98
FS KKR Capital
3.400%, 01/15/2026	200	209
Globe Life
2.150%, 08/15/2030	250	251
Goldman Sachs Group
5.150%, 05/22/2045	500	673
3.625%, 02/20/2024	500	535
3.500%, 04/01/2025	500	543
3.210%, VAR United States Secured Overnight Financing Rate+1.513%, 04/22/2042	90	95
2.908%, VAR United States Secured Overnight Financing Rate+1.472%, 07/21/2042	115	116
2.615%, VAR United States Secured Overnight Financing Rate+1.281%, 04/22/2032	105	109
1.992%, VAR United States Secured Overnight Financing Rate+1.090%, 01/27/2032	225	222
1.542%, VAR United States Secured Overnight Financing Rate+0.818%, 09/10/2027	100	101
1.431%, VAR United States Secured Overnight Financing Rate+0.798%, 03/09/2027	200	201
1.093%, VAR United States Secured Overnight Financing Rate+0.789%, 12/09/2026	400	397
0.855%, VAR United States Secured Overnight Financing Rate+0.609%, 02/12/2026	165	164
0.673%, VAR United States Secured Overnight Financing Rate+0.572%, 03/08/2024	250	250
0.657%, VAR United States Secured Overnight Financing Rate+0.505%, 09/10/2024	100	100
0.627%, VAR United States Secured Overnight Financing Rate+0.538%, 11/17/2023	570	570
0.523%, 03/08/2023	155	155
0.481%, 01/27/2023	500	500
Goldman Sachs Group MTN
2.383%, VAR United States Secured Overnight Financing Rate+1.248%, 07/21/2032	145	147
Hanover Insurance Group
2.500%, 09/01/2030	15	15
HSBC Holdings
4.950%, 03/31/2030	200	243

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.803%, VAR ICE LIBOR USD 3 Month+1.211%, 03/11/2025	$500	$537
2.848%, VAR United States Secured Overnight Financing Rate+2.387%, 06/04/2031	200	211
2.804%, VAR United States Secured Overnight Financing Rate+1.187%, 05/24/2032	200	208
2.099%, VAR United States Secured Overnight Financing Rate+1.929%, 06/04/2026	300	310
2.013%, VAR United States Secured Overnight Financing Rate+1.732%, 09/22/2028	200	202
1.589%, VAR United States Secured Overnight Financing Rate+1.290%, 05/24/2027	420	423
ING Groep
3.550%, 04/09/2024	500	538
Inter-American Development Bank
0.625%, 07/15/2025	1,000	1,001
0.625%, 09/16/2027	500	489
0.500%, 05/24/2023	400	402
0.250%, 11/15/2023	500	500
Intercontinental Exchange
3.000%, 06/15/2050	200	202
3.000%, 09/15/2060	160	159
2.650%, 09/15/2040	165	162
1.850%, 09/15/2032	165	159
0.700%, 06/15/2023	110	111
International Bank for Reconstruction & Development
2.500%, 07/29/2025	1,000	1,074
1.250%, 02/10/2031	500	498
0.875%, 05/14/2030	500	486
0.750%, 11/24/2027	230	227
0.500%, 10/28/2025	800	795
0.250%, 11/24/2023	125	125
International Bank for Reconstruction & Development MTN
1.375%, 04/20/2028	650	664
International Finance MTN
0.750%, 08/27/2030	500	479
0.375%, 07/16/2025	145	144
Jefferies Group
5.125%, 01/20/2023	500	533
JPMorgan Chase
4.493%, VAR United States Secured Overnight Financing Rate+3.790%, 03/24/2031	200	239
3.328%, VAR United States Secured Overnight Financing Rate+1.580%, 04/22/2052	70	76

Adviser Managed Trust / Annual Report / July 31, 2021	25

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.157%, VAR United States Secured Overnight Financing Rate+1.460%, 04/22/2042	$100	$106
3.109%, VAR United States Secured Overnight Financing Rate+2.440%, 04/22/2051	800	834
3.109%, VAR United States Secured Overnight Financing Rate+2.460%, 04/22/2041	700	743
2.956%, VAR United States Secured Overnight Financing Rate+2.515%, 05/13/2031	300	319
2.580%, VAR United States Secured Overnight Financing Rate+1.250%, 04/22/2032	75	78
2.525%, VAR United States Secured Overnight Financing Rate+1.510%, 11/19/2041	750	733
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031	200	208
2.182%, VAR United States Secured Overnight Financing Rate+1.890%, 06/01/2028	300	310
2.005%, VAR United States Secured Overnight Financing Rate+1.585%, 03/13/2026	500	518
1.764%, VAR United States Secured Overnight Financing Rate+1.105%, 11/19/2031	450	438
1.578%, VAR United States Secured Overnight Financing Rate+0.885%, 04/22/2027	565	572
1.514%, VAR United States Secured Overnight Financing Rate+1.455%, 06/01/2024	300	306
1.045%, VAR United States Secured Overnight Financing Rate+0.800%, 11/19/2026	250	248
0.969%, VAR United States Secured Overnight Financing Rate+0.580%, 06/23/2025	300	301
0.824%, VAR United States Secured Overnight Financing Rate+0.540%, 06/01/2025	170	170
0.697%, VAR United States Secured Overnight Financing Rate+0.580%, 03/16/2024	200	201
Kemper
2.400%, 09/30/2030	50	51
KeyBank
1.250%, 03/10/2023	300	304

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Korea Development Bank
3.375%, 03/12/2023	$260	$272
0.500%, 10/27/2023	200	200
Kreditanstalt fuer Wiederaufbau
2.625%, 02/28/2024	500	529
2.375%, 12/29/2022	500	516
0.625%, 01/22/2026	1,300	1,298
0.250%, 10/19/2023	750	750
0.250%, 03/08/2024	325	324
Landwirtschaftliche Rentenbank
0.875%, 03/30/2026	40	40
0.500%, 05/27/2025	500	499
Lloyds Banking Group
4.050%, 08/16/2023	500	535
3.900%, 03/12/2024	500	541
0.695%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.550%, 05/11/2024	200	201
Manulife Financial
2.484%, 05/19/2027	300	319
Markel
3.450%, 05/07/2052	70	74
Marsh & McLennan
3.875%, 03/15/2024	500	541
2.250%, 11/15/2030	200	206
MetLife
4.550%, 03/23/2030	200	243
Mitsubishi UFJ Financial Group
3.751%, 07/18/2039	500	577
3.407%, 03/07/2024	500	536
2.801%, 07/18/2024	500	529
2.193%, 02/25/2025	500	522
Mizuho Financial Group
2.260%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.900%, 07/09/2032	200	201
2.226%, VAR ICE LIBOR USD 3 Month+0.830%, 05/25/2026	300	311
1.241%, 07/10/2024 (D)	500	506
Moody’s
2.550%, 08/18/2060	250	230
Morgan Stanley
3.217%, VAR United States Secured Overnight Financing Rate+1.485%, 04/22/2042	145	156
1.593%, VAR United States Secured Overnight Financing Rate+0.879%, 05/04/2027	245	249
0.985%, VAR United States Secured Overnight Financing Rate+0.720%, 12/10/2026	250	247

26	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.790%, VAR United States Secured Overnight Financing Rate+0.525%, 05/30/2025	$200	$200
0.731%, VAR United States Secured Overnight Financing Rate+0.616%, 04/05/2024	480	482
Morgan Stanley MTN
5.597%, VAR United States Secured Overnight Financing Rate+4.840%, 03/24/2051	700	1,062
3.622%, VAR United States Secured Overnight Financing Rate+3.120%, 04/01/2031	200	225
2.720%, VAR United States Secured Overnight Financing Rate+1.152%, 07/22/2025	500	526
2.239%, VAR United States Secured Overnight Financing Rate+1.178%, 07/21/2032	150	151
2.188%, VAR United States Secured Overnight Financing Rate+1.990%, 04/28/2026	300	311
1.794%, VAR United States Secured Overnight Financing Rate+1.034%, 02/13/2032	375	365
1.512%, VAR United States Secured Overnight Financing Rate+0.858%, 07/20/2027	150	151
0.864%, VAR United States Secured Overnight Financing Rate+0.745%, 10/21/2025	345	345
0.791%, VAR United States Secured Overnight Financing Rate+0.509%, 01/22/2025	150	150
0.560%, VAR United States Secured Overnight Financing Rate+0.466%, 11/10/2023	450	451
MUFG Union Bank
2.100%, 12/09/2022	300	307
Nasdaq
0.445%, 12/21/2022	80	80
National Australia Bank
1.875%, 12/13/2022	300	307
National Bank of Canada MTN
2.100%, 02/01/2023	300	308
Natwest Group
4.269%, VAR ICE LIBOR USD 3 Month+1.762%, 03/22/2025	500	543
3.875%, 09/12/2023	500	533
3.073%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.550%, 05/22/2028	300	320

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nomura Holdings
3.103%, 01/16/2030	$200	$212
2.648%, 01/16/2025	300	316
Nordic Investment Bank
0.375%, 09/11/2025	500	495
Northern Trust
1.950%, 05/01/2030	300	308
Oaktree Specialty Lending
2.700%, 01/15/2027	50	51
Oesterreichische Kontrollbank
1.500%, 02/12/2025	500	516
0.375%, 09/17/2025	90	89
Oesterreichische Kontrollbank MTN
2.875%, 03/13/2023	500	522
Old Republic International
3.850%, 06/11/2051	55	60
Owl Rock Capital
4.250%, 01/15/2026	100	108
2.625%, 01/15/2027	100	101
PartnerRe Finance B
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.815%, 10/01/2050	100	105
PNC Financial Services Group
3.500%, 01/23/2024	500	536
2.307%, VAR United States Secured Overnight Financing Rate+0.979%, 04/23/2032	265	275
Progressive
3.950%, 03/26/2050	200	248
Prudential
3.125%, 04/14/2030	300	330
Prudential Financial MTN
3.000%, 03/10/2040	1,000	1,051
1.500%, 03/10/2026	300	307
Regions Financial
3.800%, 08/14/2023	500	533
Royal Bank of Canada MTN
1.950%, 01/17/2023	300	307
1.600%, 04/17/2023	300	307
1.150%, 06/10/2025	500	505
0.500%, 10/26/2023	35	35
S&P Global
2.300%, 08/15/2060	95	84
1.250%, 08/15/2030	75	72
Santander Holdings USA
3.450%, 06/02/2025	500	539
Sumitomo Mitsui Financial Group
2.696%, 07/16/2024	500	528
2.348%, 01/15/2025	300	315
2.130%, 07/08/2030	400	406
1.474%, 07/08/2025	500	508

Adviser Managed Trust / Annual Report / July 31, 2021	27

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
SVB Financial Group
2.100%, 05/15/2028	$40	$41
1.800%, 02/02/2031	65	63
Toronto-Dominion Bank MTN
1.200%, 06/03/2026	100	101
1.150%, 06/12/2025	500	506
0.550%, 03/04/2024	250	250
Travelers
3.050%, 06/08/2051	400	432
Truist Bank
3.200%, 04/01/2024	500	535
1.500%, 03/10/2025	300	308
1.250%, 03/09/2023	300	304
Truist Financial MTN
3.750%, 12/06/2023	500	538
2.500%, 08/01/2024	500	528
US Bancorp
2.400%, 07/30/2024	500	527
1.450%, 05/12/2025	300	308
US Bancorp MTN
1.375%, 07/22/2030	50	49
US Bank
2.050%, 01/21/2025	300	313
1.950%, 01/09/2023	300	307
W R Berkley
4.000%, 05/12/2050	30	35
Wells Fargo
3.068%, VAR United States Secured Overnight Financing Rate+2.530%, 04/30/2041	800	838
2.188%, VAR United States Secured Overnight Financing Rate+2.000%, 04/30/2026	300	312
Wells Fargo MTN
5.013%, VAR United States Secured Overnight Financing Rate+4.502%, 04/04/2051	800	1,114
4.478%, VAR United States Secured Overnight Financing Rate+4.032%, 04/04/2031	300	358
3.750%, 01/24/2024	500	538
2.879%, VAR United States Secured Overnight Financing Rate+1.432%, 10/30/2030	200	214
2.393%, VAR United States Secured Overnight Financing Rate+2.100%, 06/02/2028	300	314
1.654%, VAR United States Secured Overnight Financing Rate+1.600%, 06/02/2024	500	511
0.805%, VAR United States Secured Overnight Financing Rate+0.510%, 05/19/2025	60	60

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Westpac Banking
4.421%, 07/24/2039	$200	$241
3.300%, 02/26/2024	500	536
2.963%, 11/16/2040	530	534
2.668%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.750%, 11/15/2035	40	40
2.650%, 01/16/2030	500	544

		103,016

Health Care — 2.7%
Abbott Laboratories
1.400%, 06/30/2030	140	139
1.150%, 01/30/2028	45	45
AbbVie
4.850%, 06/15/2044	500	649
4.550%, 03/15/2035	500	614
4.250%, 11/21/2049	500	612
4.050%, 11/21/2039	1,000	1,179
Agilent Technologies
2.100%, 06/04/2030	300	302
AHS Hospital
2.780%, 07/01/2051	40	41
AmerisourceBergen
2.700%, 03/15/2031	200	209
0.737%, 03/15/2023	105	105
Amgen
3.150%, 02/21/2040	500	535
2.300%, 02/25/2031	200	206
1.900%, 02/21/2025	500	520
Anthem
3.600%, 03/15/2051	30	34
2.550%, 03/15/2031	50	52
1.500%, 03/15/2026	50	51
AstraZeneca
2.125%, 08/06/2050	140	127
1.375%, 08/06/2030	300	290
0.700%, 04/08/2026	300	296
Astrazeneca Finance
2.250%, 05/28/2031	20	21
Banner Health
2.338%, 01/01/2030	200	208
1.897%, 01/01/2031	100	101
Baylor Scott & White Holdings
1.777%, 11/15/2030	20	20
Becton Dickinson
3.794%, 05/20/2050	300	343
2.823%, 05/20/2030	400	425
Biogen
2.250%, 05/01/2030	200	204
Bon Secours Mercy Health
2.095%, 06/01/2031	100	102

28	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Boston Scientific
2.650%, 06/01/2030	$100	$105
1.900%, 06/01/2025	300	311
Bristol-Myers Squibb
4.550%, 02/20/2048	500	668
4.125%, 06/15/2039	800	986
2.900%, 07/26/2024	192	205
2.550%, 11/13/2050	230	224
2.350%, 11/13/2040	320	314
1.450%, 11/13/2030	30	29
0.750%, 11/13/2025	50	50
0.537%, 11/13/2023	335	335
Cigna
4.800%, 08/15/2038	1,000	1,267
4.500%, 02/25/2026	300	343
3.400%, 03/15/2050	200	216
3.200%, 03/15/2040	500	533
2.375%, 03/15/2031	60	62
1.250%, 03/15/2026	65	65
CommonSpirit Health
3.910%, 10/01/2050	75	85
2.782%, 10/01/2030	50	53
1.547%, 10/01/2025	35	35
CVS Health
4.125%, 04/01/2040	500	592
3.625%, 04/01/2027	500	557
2.700%, 08/21/2040	500	498
1.875%, 02/28/2031	255	252
1.300%, 08/21/2027	400	397
Danaher
2.600%, 10/01/2050	190	187
DENTSPLY SIRONA
3.250%, 06/01/2030	200	217
Eli Lilly
3.950%, 03/15/2049	200	249
2.250%, 05/15/2050	200	186
Gilead Sciences
2.800%, 10/01/2050	200	198
2.600%, 10/01/2040	200	199
1.650%, 10/01/2030	95	94
1.200%, 10/01/2027	120	119
Hackensack Meridian Health
2.675%, 09/01/2041	100	101
HCA
5.125%, 06/15/2039	1,000	1,275
Humana
4.500%, 04/01/2025	300	337
2.150%, 02/03/2032	15	15
1.350%, 02/03/2027	15	15
0.650%, 08/03/2023	5	5
Indiana University Health Obligated Group
2.852%, 11/01/2051	15	16

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Integris Baptist Medical Center
3.875%, 08/15/2050	$100	$115
Johnson & Johnson
2.450%, 09/01/2060	165	162
2.250%, 09/01/2050	250	242
2.100%, 09/01/2040	165	162
1.300%, 09/01/2030	175	173
0.950%, 09/01/2027	155	154
0.550%, 09/01/2025	125	124
Kaiser Foundation Hospitals
3.002%, 06/01/2051	100	106
2.810%, 06/01/2041	400	419
Laboratory Corp of America Holdings
1.550%, 06/01/2026	145	147
McKesson
0.900%, 12/03/2025	145	144
Merck
3.900%, 03/07/2039	500	604
2.350%, 06/24/2040	500	497
1.450%, 06/24/2030	300	298
0.750%, 02/24/2026	300	300
New York and Presbyterian Hospital
2.606%, 08/01/2060	40	38
Novartis Capital
1.750%, 02/14/2025	500	517
Orlando Health Obligated Group
3.327%, 10/01/2050	25	27
PeaceHealth Obligated Group
1.375%, 11/15/2025	25	25
PerkinElmer
3.625%, 03/15/2051	30	33
2.550%, 03/15/2031	85	89
Perrigo Finance Unlimited
3.150%, 06/15/2030	200	209
Pfizer
4.000%, 03/15/2049	200	250
2.700%, 05/28/2050	300	306
2.625%, 04/01/2030	200	217
2.550%, 05/28/2040	300	309
0.800%, 05/28/2025	500	504
Quest Diagnostics
2.800%, 06/30/2031	200	213
Regeneron Pharmaceuticals
1.750%, 09/15/2030	35	34
Royalty Pharma
3.550%, 09/02/2050 (A)	30	30
3.350%, 09/02/2051	60	59
3.300%, 09/02/2040 (A)	30	30
2.200%, 09/02/2030 (A)	40	40
2.150%, 09/02/2031	55	54
1.200%, 09/02/2025 (A)	70	70
0.750%, 09/02/2023 (A)	55	55

Adviser Managed Trust / Annual Report / July 31, 2021	29

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Smith & Nephew
2.032%, 10/14/2030	$50	$50
Stryker
1.950%, 06/15/2030	400	404
1.150%, 06/15/2025	500	505
Sutter Health
3.361%, 08/15/2050	55	60
2.294%, 08/15/2030	55	57
Takeda Pharmaceutical
3.375%, 07/09/2060	100	108
3.025%, 07/09/2040	500	522
2.050%, 03/31/2030	200	201
Texas Health Resources
2.328%, 11/15/2050	65	59
Thermo Fisher Scientific
4.133%, 03/25/2025	300	333
Trinity Health
2.632%, 12/01/2040	25	25
UnitedHealth Group
3.500%, 08/15/2039	500	569
3.250%, 05/15/2051	50	55
3.125%, 05/15/2060	300	321
3.050%, 05/15/2041	50	54
2.750%, 05/15/2040	800	830
2.300%, 05/15/2031	50	52
1.250%, 01/15/2026	500	508
1.150%, 05/15/2026	100	101
Universal Health Services
2.650%, 10/15/2030 (A)	250	254
Viatris
4.000%, 06/22/2050 (A)	500	541
3.850%, 06/22/2040 (A)	500	545
2.700%, 06/22/2030 (A)	200	205
1.650%, 06/22/2025 (A)	500	509
Zoetis
2.000%, 05/15/2030	200	203

		32,652

Industrials — 2.2%
3M
3.050%, 04/15/2030	200	223
2.650%, 04/15/2025	300	320
AerCap Ireland Capital DAC
4.875%, 01/16/2024	500	544
4.500%, 09/15/2023	650	695
Air Lease
3.375%, 07/01/2025	25	27
Air Lease MTN
2.875%, 01/15/2026	120	127
2.300%, 02/01/2025	500	520
Boeing
5.705%, 05/01/2040	800	1,040

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.040%, 05/01/2027	$500	$578
4.875%, 05/01/2025	500	561
4.508%, 05/01/2023	500	531
3.950%, 08/01/2059	200	207
3.625%, 02/01/2031	30	33
3.250%, 02/01/2028	50	53
2.750%, 02/01/2026	50	52
1.950%, 02/01/2024	30	31
Burlington Northern Santa Fe
3.300%, 09/15/2051	100	111
Canadian Pacific Railway
2.050%, 03/05/2030	200	202
Carrier Global
3.577%, 04/05/2050	500	556
3.377%, 04/05/2040	500	539
2.242%, 02/15/2025	500	523
Caterpillar
2.600%, 04/09/2030	200	215
Caterpillar Financial Services
0.650%, 07/07/2023	600	604
Caterpillar Financial Services MTN
1.450%, 05/15/2025	500	514
0.800%, 11/13/2025	330	330
0.450%, 05/17/2024	50	50
CNH Industrial Capital
1.950%, 07/02/2023	515	528
CSX
3.800%, 04/15/2050	500	591
2.500%, 05/15/2051	290	271
Cummins
1.500%, 09/01/2030	250	244
Deere
2.750%, 04/15/2025	300	321
Emerson Electric
0.875%, 10/15/2026	165	164
Equifax
3.100%, 05/15/2030	200	218
FedEx
5.250%, 05/15/2050	300	419
3.250%, 05/15/2041	300	317
Flowserve
3.500%, 10/01/2030	70	74
GATX
1.900%, 06/01/2031	250	242
GE Capital Funding
4.400%, 05/15/2030	200	235
3.450%, 05/15/2025	500	545
General Dynamics
4.250%, 04/01/2040	500	625
3.250%, 04/01/2025	300	326
Honeywell International
1.950%, 06/01/2030	300	309

30	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.350%, 06/01/2025	$500	$511
Hubbell
2.300%, 03/15/2031	60	61
IDEX
2.625%, 06/15/2031	50	52
JetBlue Pass-Through Trust, Ser 2020-1, Cl A
4.000%, 11/15/2032	24	27
John Deere Capital
1.450%, 01/15/2031	285	279
John Deere Capital MTN
1.050%, 06/17/2026	500	502
0.700%, 01/15/2026	400	398
0.400%, 10/10/2023	290	291
Johnson Controls International
1.750%, 09/15/2030	85	84
L3Harris Technologies
3.850%, 12/15/2026	500	564
Leidos
4.375%, 05/15/2030	300	345
Lockheed Martin
1.850%, 06/15/2030	500	508
Masco
2.000%, 10/01/2030	250	249
Norfolk Southern
4.100%, 05/15/2121	15	17
3.155%, 05/15/2055	100	104
3.050%, 05/15/2050	200	206
2.300%, 05/15/2031	25	26
Northrop Grumman
5.150%, 05/01/2040	500	671
Otis Worldwide
3.112%, 02/15/2040	200	211
2.056%, 04/05/2025	250	260
PACCAR Financial MTN
0.800%, 06/08/2023	500	504
Quanta Services
2.900%, 10/01/2030	250	263
Raytheon Technologies
4.500%, 06/01/2042	500	637
3.125%, 07/01/2050	300	317
2.250%, 07/01/2030	300	310
Republic Services
1.750%, 02/15/2032	300	293
Roper Technologies
2.000%, 06/30/2030	200	201
Southwest Airlines
5.250%, 05/04/2025	300	343
4.750%, 05/04/2023	500	536
Stanley Black & Decker
2.750%, 11/15/2050	350	349

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Union Pacific
3.839%, 03/20/2060	$500	$587
3.799%, 04/06/2071 (A)	500	578
2.973%, 09/16/2062	100	99
2.150%, 02/05/2027	500	522
United Airlines Pass-Through Trust, Ser 2020-1, Cl A
5.875%, 10/15/2027	278	310
United Airlines Pass-Through Trust, Ser 2020-1, Cl B
4.875%, 01/15/2026	47	49
United Parcel Service
5.300%, 04/01/2050	500	748
5.200%, 04/01/2040	300	415
Waste Management
2.000%, 06/01/2029	50	51
0.750%, 11/15/2025	300	299
Xylem
2.250%, 01/30/2031	175	179

		27,571

Information Technology — 2.4%
Amdocs
2.538%, 06/15/2030	250	254
Apple
3.850%, 05/04/2043	500	601
2.850%, 08/05/2061	50	50
2.800%, 02/08/2061	200	198
2.700%, 08/05/2051	100	100
2.650%, 05/11/2050	300	296
2.650%, 02/08/2051	200	199
2.375%, 02/08/2041	700	689
1.700%, 08/05/2031	100	100
1.650%, 05/11/2030	500	502
1.650%, 02/08/2031	200	199
1.400%, 08/05/2028	100	100
1.200%, 02/08/2028	200	198
1.125%, 05/11/2025	500	507
0.750%, 05/11/2023	500	504
0.700%, 02/08/2026	200	199
Automatic Data Processing
3.375%, 09/15/2025	500	550
1.250%, 09/01/2030	40	39
Avnet
3.000%, 05/15/2031	100	101
Broadcom
4.150%, 11/15/2030	200	227
4.110%, 09/15/2028	300	339
3.459%, 09/15/2026	500	546
3.419%, 04/15/2033 (A)	300	320
Citrix Systems
1.250%, 03/01/2026	135	134

Adviser Managed Trust / Annual Report / July 31, 2021	31

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Dell International
5.850%, 07/15/2025	$500	$588
Fidelity National Information Services
3.100%, 03/01/2041	315	331
2.250%, 03/01/2031	100	102
1.650%, 03/01/2028	35	35
1.150%, 03/01/2026	55	55
0.600%, 03/01/2024	35	35
0.375%, 03/01/2023	40	40
Fiserv
4.400%, 07/01/2049	500	616
2.650%, 06/01/2030	300	315
Flex
4.875%, 05/12/2030	415	485
Global Payments
4.150%, 08/15/2049	500	589
2.900%, 05/15/2030	200	212
Hewlett Packard Enterprise
4.650%, 10/01/2024	300	333
4.450%, 10/02/2023	300	324
1.750%, 04/01/2026	50	51
1.450%, 04/01/2024	550	560
HP
2.200%, 06/17/2025	500	520
1.450%, 06/17/2026 (A)	500	500
Intel
4.600%, 03/25/2040	300	383
3.400%, 03/25/2025	500	546
3.100%, 02/15/2060	500	516
International Business Machines
4.250%, 05/15/2049	500	629
4.150%, 05/15/2039	500	604
1.950%, 05/15/2030	200	201
1.700%, 05/15/2027	500	512
Intuit
0.950%, 07/15/2025	500	503
Jabil
1.700%, 04/15/2026	65	66
Juniper Networks
2.000%, 12/10/2030	125	122
Lam Research
2.875%, 06/15/2050	300	311
1.900%, 06/15/2030	500	509
Mastercard
3.650%, 06/01/2049	500	596
Micron Technology
2.497%, 04/24/2023	500	515
Microsoft
3.041%, 03/17/2062	500	548
2.921%, 03/17/2052	500	539
2.875%, 02/06/2024	500	530
2.675%, 06/01/2060	200	202

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.400%, 08/08/2026	$200	$214
Motorola Solutions
2.750%, 05/24/2031	50	52
2.300%, 11/15/2030	250	250
NetApp
2.700%, 06/22/2030	200	211
1.875%, 06/22/2025	500	516
NVIDIA
3.500%, 04/01/2040	300	344
2.850%, 04/01/2030	200	219
2.000%, 06/15/2031	50	51
1.550%, 06/15/2028	50	50
0.584%, 06/14/2024	40	40
0.309%, 06/15/2023	40	40
NXP BV
3.150%, 05/01/2027 (A)	300	324
2.700%, 05/01/2025 (A)	300	317
Oracle
4.100%, 03/25/2061	95	107
3.950%, 03/25/2051	120	133
3.650%, 03/25/2041	620	673
3.600%, 04/01/2040	800	856
3.600%, 04/01/2050	500	522
2.950%, 04/01/2030	200	214
2.875%, 03/25/2031	75	79
2.500%, 04/01/2025	500	526
2.300%, 03/25/2028	105	109
1.650%, 03/25/2026	70	71
PayPal Holdings
3.250%, 06/01/2050	300	334
1.650%, 06/01/2025	500	514
1.350%, 06/01/2023	500	509
QUALCOMM
2.150%, 05/20/2030	200	207
salesforce.com
3.050%, 07/15/2061	25	26
2.900%, 07/15/2051	50	51
2.700%, 07/15/2041	30	31
1.950%, 07/15/2031	80	81
0.625%, 07/15/2024	55	55
Texas Instruments
1.375%, 03/12/2025	500	512
VeriSign
2.700%, 06/15/2031	60	62
Visa
2.050%, 04/15/2030	200	208
2.000%, 08/15/2050	100	89
1.100%, 02/15/2031	200	192
0.750%, 08/15/2027	95	94
Western Union
2.750%, 03/15/2031	100	102

32	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.350%, 03/15/2026	$100	$100

		29,560

Materials — 0.5%
Air Products and Chemicals
2.700%, 05/15/2040	300	315
Amcor Flexibles North America
2.690%, 05/25/2031	100	104
Berry Global
1.650%, 01/15/2027 (A)	100	100
Celanese US Holdings
1.400%, 08/05/2026	50	50
Dow Chemical
3.600%, 11/15/2050	500	557
2.100%, 11/15/2030	500	506
Ecolab
2.125%, 08/15/2050	200	185
1.300%, 01/30/2031	160	156
EI du Pont de Nemours
1.700%, 07/15/2025	200	206
Linde
2.000%, 08/10/2050	95	84
1.100%, 08/10/2030	150	144
LYB International Finance III
4.200%, 10/15/2049	500	593
4.200%, 05/01/2050	200	237
3.800%, 10/01/2060	30	34
3.625%, 04/01/2051	40	44
3.375%, 10/01/2040	30	32
2.875%, 05/01/2025	200	213
2.250%, 10/01/2030	25	25
1.250%, 10/01/2025	20	20
Martin Marietta Materials
3.200%, 07/15/2051	35	36
2.400%, 07/15/2031	25	26
0.650%, 07/15/2023	15	15
Newmont
2.250%, 10/01/2030	400	407
Nucor
2.700%, 06/01/2030	400	424
2.000%, 06/01/2025	200	208
Nutrien
3.950%, 05/13/2050	200	236
1.900%, 05/13/2023	300	307
PPG Industries
2.550%, 06/15/2030	200	210
Reliance Steel & Aluminum
1.300%, 08/15/2025	85	85
Sherwin-Williams
3.300%, 05/15/2050	200	219
Steel Dynamics
3.250%, 10/15/2050	65	66

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.650%, 10/15/2027	$40	$40
Suzano Austria GmbH
3.750%, 01/15/2031	250	260
Vale Overseas
3.750%, 07/08/2030	225	241

		6,385

Real Estate — 0.9%
Agree
2.000%, 06/15/2028	65	65
Alexandria Real Estate Equities
4.900%, 12/15/2030	300	371
3.000%, 05/18/2051	100	101
1.875%, 02/01/2033	70	68
American Tower
3.100%, 06/15/2050	250	252
1.875%, 10/15/2030	250	245
1.300%, 09/15/2025	500	504
Boston Properties
3.250%, 01/30/2031	400	436
2.900%, 03/15/2030	500	530
Brixmor Operating Partnership
4.050%, 07/01/2030	150	171
Corporate Office Properties
2.250%, 03/15/2026	285	295
Crown Castle International
3.300%, 07/01/2030	200	218
2.900%, 04/01/2041	100	99
2.250%, 01/15/2031	200	201
1.350%, 07/15/2025	500	506
1.050%, 07/15/2026	100	99
CubeSmart
2.000%, 02/15/2031	65	65
CyrusOne
2.150%, 11/01/2030	50	48
Duke Realty
1.750%, 02/01/2031	140	137
Equinix
3.400%, 02/15/2052	15	16
2.500%, 05/15/2031	50	52
2.000%, 05/15/2028	15	15
1.450%, 05/15/2026	20	20
1.250%, 07/15/2025	500	503
1.000%, 09/15/2025	250	250
Essex Portfolio
2.550%, 06/15/2031	65	67
1.700%, 03/01/2028	165	165
Federal Realty Investment Trust
1.250%, 02/15/2026	250	251
GLP Capital
4.000%, 01/15/2031	50	55

Adviser Managed Trust / Annual Report / July 31, 2021	33

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Healthcare Realty Trust
2.050%, 03/15/2031	$65	$64
Healthcare Trust of America Holdings
2.000%, 03/15/2031	110	109
Highwoods Realty
2.600%, 02/01/2031	65	67
Host Hotels & Resorts
3.500%, 09/15/2030	145	154
Kilroy Realty
2.500%, 11/15/2032	200	201
Kimco Realty
2.700%, 10/01/2030	200	209
1.900%, 03/01/2028	100	101
Life Storage
2.200%, 10/15/2030	45	45
National Retail Properties
3.500%, 04/15/2051	70	76
Office Properties Income Trust
4.500%, 02/01/2025	100	108
Omega Healthcare Investors
3.375%, 02/01/2031	250	260
Piedmont Operating Partnership
3.150%, 08/15/2030	100	104
Prologis
2.250%, 04/15/2030	300	312
2.125%, 04/15/2027	300	314
Public Storage
0.875%, 02/15/2026	50	50
Realty Income
3.875%, 04/15/2025	500	554
3.250%, 01/15/2031	140	155
Retail Properties of America
4.750%, 09/15/2030	250	282
Simon Property Group
2.650%, 07/15/2030	250	264
2.200%, 02/01/2031	300	302
1.750%, 02/01/2028	300	303
Spirit Realty
3.200%, 02/15/2031	200	213
STORE Capital
2.750%, 11/18/2030	50	51
UDR MTN
2.100%, 06/15/2033	200	196
VEREIT Operating Partnership
3.400%, 01/15/2028	25	28
2.850%, 12/15/2032	65	70
2.200%, 06/15/2028	65	67
Welltower
2.800%, 06/01/2031	400	423
2.050%, 01/15/2029	30	30

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
WP Carey
2.400%, 02/01/2031	$150	$153

		11,070

Utilities — 2.3%
AEP Texas
2.100%, 07/01/2030	300	299
AES
2.450%, 01/15/2031 (A)	150	152
1.375%, 01/15/2026 (A)	115	115
Alabama Power
1.450%, 09/15/2030	100	97
Ameren Illinois
1.550%, 11/15/2030	375	367
American Electric Power
1.000%, 11/01/2025	500	499
0.750%, 11/01/2023	145	145
American Water Capital
3.250%, 06/01/2051	50	54
2.800%, 05/01/2030	300	325
2.300%, 06/01/2031	50	52
Arizona Public Service
3.350%, 05/15/2050	300	330
Atmos Energy
1.500%, 01/15/2031	300	291
Avangrid
3.200%, 04/15/2025	500	538
Baltimore Gas and Electric
2.900%, 06/15/2050	200	205
2.250%, 06/15/2031	350	360
Berkshire Hathaway Energy
4.050%, 04/15/2025	500	557
3.700%, 07/15/2030	500	574
2.850%, 05/15/2051	50	50
1.650%, 05/15/2031	30	29
CenterPoint Energy Houston Electric LLC
2.900%, 07/01/2050	200	209
CMS Energy
4.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.116%, 06/01/2050	300	337
Commonwealth Edison
3.000%, 03/01/2050	500	525
Connecticut Light and Power
0.750%, 12/01/2025	400	397
Consolidated Edison
0.650%, 12/01/2023	400	400
Consolidated Edison of New York
3.000%, 12/01/2060	525	507
Consumers Energy Co
3.500%, 08/01/2051	500	582

34	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Dominion Energy
3.375%, 04/01/2030	$500	$555
DTE Electric
2.250%, 03/01/2030	300	313
DTE Energy
1.050%, 06/01/2025	350	351
0.550%, 11/01/2022	55	55
Duke Energy
2.450%, 06/01/2030	700	725
0.900%, 09/15/2025	155	154
Duke Energy Florida
1.750%, 06/15/2030	200	199
Duke Energy Indiana
2.750%, 04/01/2050	500	496
Duke Energy Progress
2.500%, 08/15/2050	500	481
Entergy
0.900%, 09/15/2025	475	472
Entergy Arkansas
2.650%, 06/15/2051	255	250
Entergy Louisiana
3.100%, 06/15/2041	300	324
2.900%, 03/15/2051	100	102
1.600%, 12/15/2030	100	98
0.620%, 11/17/2023	25	25
Essential Utilities
3.351%, 04/15/2050	300	321
Evergy
2.450%, 09/15/2024	500	526
Eversource Energy
3.450%, 01/15/2050	125	136
1.650%, 08/15/2030	100	98
0.800%, 08/15/2025	60	60
Exelon Generation
3.250%, 06/01/2025	300	325
Florida Power & Light
2.850%, 04/01/2025	500	536
Georgia Power
3.250%, 03/15/2051	70	74
2.100%, 07/30/2023	300	310
Kentucky Utilities
3.300%, 06/01/2050	300	328
Mississippi Power
3.100%, 07/30/2051	15	16
National Fuel Gas
5.500%, 01/15/2026	500	583
National Rural Utilities Cooperative Finance
1.350%, 03/15/2031	200	189
1.000%, 06/15/2026	250	250
NextEra Energy Capital Holdings
2.750%, 05/01/2025	500	533
2.750%, 11/01/2029	500	533

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.250%, 06/01/2030	$500	$514
NiSource
3.600%, 05/01/2030	300	336
0.950%, 08/15/2025	175	174
Northern States Power Co
2.600%, 06/01/2051	500	498
OGE Energy
0.703%, 05/26/2023	40	40
Oglethorpe Power
3.750%, 08/01/2050	125	137
Ohio Power
1.625%, 01/15/2031	100	98
Oncor Electric Delivery Co LLC
3.100%, 09/15/2049	500	538
ONE Gas
1.100%, 03/11/2024	200	200
Pacific Gas and Electric
4.950%, 07/01/2050	500	517
4.550%, 07/01/2030	500	534
4.500%, 07/01/2040	500	505
4.200%, 06/01/2041	300	293
3.150%, 01/01/2026	500	513
PacifiCorp
3.300%, 03/15/2051	500	545
2.700%, 09/15/2030	300	320
Piedmont Natural Gas
3.350%, 06/01/2050	300	320
Pinnacle West Capital
1.300%, 06/15/2025	500	506
Public Service Electric and Gas MTN
2.050%, 08/01/2050	450	400
San Diego Gas & Electric
1.700%, 10/01/2030	465	458
Southern
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.733%, 01/15/2051	250	264
3.700%, 04/30/2030	500	563
Southern California Edison
4.875%, 03/01/2049	500	600
2.250%, 06/01/2030	125	126
1.200%, 02/01/2026	440	442
Southern Gas Capital
1.750%, 01/15/2031	75	73
Southwestern Public Service
3.150%, 05/01/2050	300	325
Tucson Electric Power
3.250%, 05/01/2051	15	16
1.500%, 08/01/2030	90	87
Union Electric
2.625%, 03/15/2051	155	152

Adviser Managed Trust / Annual Report / July 31, 2021	35

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Virginia Electric and Power
2.450%, 12/15/2050		$125	$118
Washington Gas Light MTN
3.650%, 09/15/2049		40	46
WEC Energy Group
0.550%, 09/15/2023		250	250
Xcel Energy
0.500%, 10/15/2023		100	100

			28,022

Total Corporate Obligations (Cost $329,618) ($ Thousands)			332,337

SOVEREIGN DEBT — 7.4%

Bundesrepublik Deutschland Bundesanleihe
5.625%, 01/04/2028	EUR	600	1,011
2.500%, 07/04/2044		165	315
2.500%, 08/15/2046		500	978
1.750%, 02/15/2024		800	1,012
1.500%, 05/15/2024		800	1,011
-0.632%, 08/15/2026 (B)(C)		800	986
Canada Government International Bond
5.000%, 06/01/2037	CAD	800	956
2.000%, 11/15/2022		$200	205
1.625%, 01/22/2025		500	520
0.750%, 05/19/2026		500	501
0.250%, 08/01/2022	CAD	1,150	921
Chile Government International Bond
3.100%, 05/07/2041		$500	506
2.450%, 01/31/2031		500	511
Export-Import Bank of Korea
3.250%, 11/10/2025		500	549
1.875%, 02/12/2025		500	519
French Republic Government Bond OAT
5.750%, 10/25/2032	EUR	500	986
4.500%, 04/25/2041		500	1,061
2.500%, 05/25/2030		700	1,036
1.750%, 05/25/2023		1,600	1,983
1.750%, 06/25/2039 (A)		439	654
1.500%, 05/25/2050 (A)		800	1,164
1.000%, 05/25/2027		800	1,034
0.500%, 05/25/2026		800	1,001
0.149%, 11/25/2031 (B)		887	1,063
Indonesia Government International Bond
4.200%, 10/15/2050		$300	341
3.050%, 03/12/2051		200	196
2.850%, 02/14/2030		500	522
Israel Government International Bond
3.875%, 07/03/2050		300	355

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Italy Buoni Poliennali Del Tesoro
5.000%, 08/01/2034 (A)	EUR	600	$1,070
4.750%, 08/01/2023 (A)		700	916
3.850%, 09/01/2049 (A)		575	1,030
2.450%, 09/01/2033 (A)		700	985
1.850%, 07/01/2025 (A)		800	1,023
1.650%, 03/01/2032 (A)		800	1,043
0.500%, 02/01/2026		840	1,022
0.300%, 08/15/2023 (A)		800	962
Italy Government International Bond
4.000%, 10/17/2049		$500	576
2.375%, 10/17/2024		500	522
Japan Bank for International Cooperation
1.875%, 04/15/2031		400	416
1.250%, 01/21/2031		200	197
0.625%, 05/22/2023		500	503
0.625%, 07/15/2025		200	199
0.375%, 09/15/2023		420	420
Japan Government Five Year Bond
0.100%, 03/20/2025	JPY	189,000	1,737
Japan Government Forty Year Bond
2.200%, 03/20/2050		145,000	1,871
Japan Government Ten Year Bond
0.600%, 03/20/2024		330,000	3,065
0.100%, 09/20/2026		115,000	1,060
0.100%, 03/20/2030		209,000	1,930
0.100%, 06/20/2030		170,000	1,568
0.100%, 03/20/2031		152,000	1,397
Japan Government Thirty Year Bond
2.400%, 02/20/2030		215,000	2,371
2.400%, 11/20/2031		210,000	2,377
2.300%, 03/20/2040		190,000	2,337
0.400%, 03/20/2050		180,000	1,550
0.300%, 06/20/2046		110,000	952
Japan Government Twenty Year Bond
2.200%, 03/20/2028		200,000	2,104
2.100%, 03/20/2027		150,000	1,539
2.000%, 06/20/2025		315,000	3,109
0.500%, 12/20/2040		55,000	512
0.500%, 03/20/2041		40,000	372
0.400%, 03/20/2040		183,000	1,681
Japan Government Two Year Bond
0.100%, 06/01/2022		219,000	1,999
Mexico Government International Bond
6.050%, 01/11/2040		$500	631
5.000%, 04/27/2051		300	343
3.900%, 04/27/2025		500	555
3.771%, 05/24/2061		225	209
3.750%, 04/19/2071		200	184
3.250%, 04/16/2030		500	520
2.659%, 05/24/2031		210	207

36	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Panama Government International Bond
4.500%, 04/01/2056		$500	$570
3.160%, 01/23/2030		500	527
2.252%, 09/29/2032		200	194
Peruvian Government International Bond
2.392%, 01/23/2026		500	512
Philippine Government International Bond
3.950%, 01/20/2040		500	559
2.950%, 05/05/2045		300	295
2.457%, 05/05/2030		500	519
Province of Alberta Canada
1.875%, 11/13/2024		500	521
1.300%, 07/22/2030		500	489
Province of British Columbia Canada
1.300%, 01/29/2031		750	742
Province of Ontario Canada
3.050%, 01/29/2024		500	533
2.000%, 10/02/2029		500	527
1.750%, 01/24/2023		1,000	1,023
1.050%, 05/21/2027		500	501
0.625%, 01/21/2026		1,000	995
Province of Quebec Canada
1.500%, 02/11/2025		500	517
1.350%, 05/28/2030		500	499
0.600%, 07/23/2025		150	149
State of Israel
2.500%, 01/15/2030		150	158
Svensk Exportkredit MTN
0.750%, 04/06/2023		500	505
0.625%, 05/14/2025		500	499
United Kingdom Gilt
5.000%, 03/07/2025	GBP	700	1,141
4.750%, 12/07/2030		675	1,295
4.250%, 06/07/2032		500	955
4.250%, 12/07/2040		500	1,101
4.250%, 12/07/2046		241	579
3.500%, 07/22/2068		325	912
3.250%, 01/22/2044		600	1,214
1.625%, 10/22/2054		103	170
1.625%, 10/22/2071		75	140
1.500%, 07/22/2026		440	649
1.250%, 07/22/2027		700	1,025
0.625%, 10/22/2050		271	341
0.500%, 10/22/2061		145	175
Uruguay Government International Bond
4.500%, 08/14/2024		$1,000	1,082
4.375%, 10/27/2027		300	345

Total Sovereign Debt (Cost $89,514) ($ Thousands)			90,919

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
FHLB
0.500%, 04/14/2025	$2,000	$2,002
0.125%, 03/17/2023	500	500
FHLMC
0.375%, 04/20/2023	1,000	1,004
0.375%, 05/05/2023	1,000	1,003
0.375%, 09/23/2025	925	917
0.250%, 06/26/2023	1,000	1,001
0.125%, 10/16/2023	760	758
FNMA
5.625%, 07/15/2037	2,500	3,871
0.750%, 10/08/2027	1,500	1,484
0.625%, 04/22/2025	1,000	1,005
0.500%, 06/17/2025	1,000	999
0.250%, 05/22/2023	1,000	1,002
Tennessee Valley Authority
0.750%, 05/15/2025	1,000	1,005

Total U.S. Government Agency Obligations (Cost $16,620) ($ Thousands)		16,551

MUNICIPAL BONDS — 0.4%

California — 0.1%
California State, GO
2.500%, 10/01/2029	500	536
Los Angeles, Community College District, GO
1.806%, 08/01/2030	50	51
1.606%, 08/01/2028	50	51
Los Angeles, Community College District, GO
Callable 08/01/2030 @ 100 2.106%, 08/01/2032	50	52
Regents of the University of California, Medical Center Pooled Revenue, Ser N, RB
Callable 11/15/2049 @ 100 3.006%, 05/15/2050	500	524
San Francisco, Public Utilities Commission Water Revenue, Ser E, RB
Callable 11/01/2030 @ 100 2.825%, 11/01/2041	100	103

		1,317

Adviser Managed Trust / Annual Report / July 31, 2021	37

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Florida — 0.0%
Florida State, Board of Administration Finance, Ser A, RB
2.154%, 07/01/2030	$50	$52
1.705%, 07/01/2027	50	51
1.258%, 07/01/2025	50	51

		154

Maryland — 0.0%
Maryland State, Health & Higher Educational Facilities Authority, RB
3.197%, 07/01/2050	35	37
Maryland State, Health & Higher Educational Facilities Authority, RB
Callable 01/01/2040 @ 100
3.052%, 07/01/2040	35	38

		75

Massachusetts — 0.0%
Massachusetts State, School Building Authority, Ser C, RB
Callable 05/15/2030 @ 100
2.950%, 05/15/2043	100	104

Michigan — 0.1%
Great Lakes, Water Authority, Sewage Disposal System Revenue, Ser A, RB
3.056%, 07/01/2039	500	543

New York — 0.1%
New York & New Jersey, Port Authority, RB
Callable 07/15/2031 @ 100
3.175%, 07/15/2060	660	672
New York & New Jersey, Port Authority, Ser AAA, RB
1.086%, 07/01/2023	65	66

		738

Texas — 0.1%
Grand Parkway, Transportation Corp, RB
Callable 04/01/2030 @ 100
3.236%, 10/01/2052	500	515
Texas State, Transportation Commission, GO
Callable 10/01/2030 @ 100
2.472%, 10/01/2044	1,200	1,201

		1,716

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Virginia — 0.0%
University of Virginia, RB
Callable 03/01/2050 @ 100
2.256%, 09/01/2050	$120	$115

Total Municipal Bonds (Cost $4,760) ($ Thousands)		4,762

ASSET-BACKED SECURITIES — 0.3%
American Express Credit Account Master Trust, Ser 2017-7, Cl A
2.350%, 05/15/2025	350	359
American Express Credit Account Master Trust, Ser 2019-3, Cl A
2.000%, 04/15/2025	175	179
AmeriCredit Automobile Receivables Trust, Ser 2020-3, Cl A3
0.530%, 06/18/2025	69	69
AmeriCredit Automobile Receivables Trust, Ser 2021-1, Cl A3
0.370%, 08/18/2025	133	133
BA Credit Card Trust, Ser 2021-A1, Cl A1
0.440%, 09/15/2026	27	27
Capital One Multi-Asset Execution Trust, Ser 2021-A2, Cl A2
1.390%, 07/15/2030	100	101
CarMax Auto Owner Trust, Ser 2020-4, Cl A3
0.500%, 08/15/2025	250	251
Drive Auto Receivables Trust, Ser 2021-1, Cl A3
0.440%, 11/15/2024	120	120
Ford Credit Auto Owner Trust, Ser 2020-C, Cl A3
0.410%, 07/15/2025	350	351
Ford Credit Floorplan Master Owner Trust, Ser 2020-1, Cl A1
0.700%, 09/15/2025	350	352
GM Financial Consumer Automobile Receivables Trust, Ser 2020-3, Cl A3
0.450%, 04/16/2025	80	80
GM Financial Consumer Automobile Receivables Trust, Ser 2020-4, Cl A3
0.380%, 08/18/2025	100	100
Honda Auto Receivables Owner Trust, Ser 2020-3, Cl A3
0.370%, 10/18/2024	250	251
Hyundai Auto Receivables Trust, Ser 2020- C, Cl A3
0.380%, 05/15/2025	94	94

38	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2020-3, Cl C
1.120%, 01/15/2026	$150	$151
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl A3
0.340%, 02/18/2025	38	38
Toyota Auto Receivables Owner Trust, Ser 2020-C, Cl A3
0.440%, 10/15/2024	269	270
Verizon Owner Trust, Ser 2020-B, Cl A
0.470%, 02/20/2025	350	351
Volkswagen Auto Lease Trust, Ser 2020-A, Cl A3
0.390%, 01/22/2024	100	100
World Omni Auto Receivables Trust, Ser 2020-C, Cl A3
0.480%, 11/17/2025	80	81

Total Asset-Backed Securities (Cost $3,452) ($ Thousands)		3,458

Total Investments in Securities — 99.4% (Cost $1,226,387) ($ Thousands)		$1,223,030

A list of open forward foreign currency contracts held by the Fund at July 31, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Brown Brothers Harriman	08/02/21 - 10/04/21	GBP	13,601	USD	19,122	$213

Brown Brothers Harriman	08/02/21 - 10/04/21	EUR	38,964	USD	46,924	690

Brown Brothers Harriman	08/02/21 - 10/04/21	JPY	7,176,559	USD	65,442	28

Brown Brothers Harriman	08/02/21	JPY	190,289	USD	1,717	(17)

Brown Brothers Harriman	08/03/21 - 10/04/21	CAD	4,634	USD	3,781	69

						$983

For the year ended July 31, 2021, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $1,230,179 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2021, the value of these securities amounted to $14,401 ($ Thousands), representing 1.2% of the Net Assets of the Fund.

(B)	Rate shown is the effective yield at the time of purchase.
(C)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(D)	Variable of floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

CAD — Canadian Dollar

Cl — Class

DAC — Designated Activity Company

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

OAT — French Treasury Obligations (Obligations assimilables du Tresor)

RB — Revenue Bond

Ser — Series

TBA — To Be Announced

UMBS — Uniform Mortgage-Backed Securities

Adviser Managed Trust / Annual Report / July 31, 2021	39

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Core Fixed Income Fund (Concluded)

USD — United States Dollar

VAR — Variable Rate

The following is a list of inputs used as of July 31, 2021 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	438,342	–	438,342
Mortgage-Backed Securities	–	336,661	–	336,661
Corporate Obligations	–	332,337	–	332,337
Sovereign Debt	–	90,919	–	90,919
U.S. Government Agency Obligations	–	16,551	–	16,551
Municipal Bonds	–	4,762	–	4,762
Asset-Backed Securities	–	3,458	–	3,458

Total Investments in Securities	–	1,223,030	–	1,223,030

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Forwards Contracts *
Unrealized Appreciation	—	1,000	—	1,000
Unrealized Depreciation	—	(17)	—	(17)

Total Other Financial Instruments	—	983	—	983

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended July 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	Adviser Managed Trust / Annual Report / July 31, 2021

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 59.2%

Communication Services — 7.5%
Acuris Finance US
5.000%, 05/01/2028 (A)	$30	$30
Advantage Sales & Marketing
6.500%, 11/15/2028 (A)	20	21
Altice Financing
7.500%, 05/15/2026 (A)	400	416
Altice France
8.125%, 02/01/2027 (A)	200	216
7.375%, 05/01/2026 (A)	270	281
5.125%, 01/15/2029 (A)	46	46
5.125%, 07/15/2029 (A)	262	264
Altice France Holding
10.500%, 05/15/2027 (A)	160	176
6.000%, 02/15/2028 (A)	200	197
AMC Entertainment Holdings
12.000% cash/0% PIK, 06/15/2026 (A)	106	95
10.500%, 04/15/2025 (A)	100	106
AMC Networks
4.250%, 02/15/2029	80	80
ANGI Group
3.875%, 08/15/2028 (A)	50	50
Arches Buyer
6.125%, 12/01/2028 (A)	100	103
Audacy Capital
6.750%, 03/31/2029 (A)	50	51
6.500%, 05/01/2027 (A)	100	103
Banijay Entertainment SASU
5.375%, 03/01/2025 (A)	20	21
Beasley Mezzanine Holdings
8.625%, 02/01/2026 (A)	50	50
Block Communications
4.875%, 03/01/2028 (A)	50	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
C&W Senior Financing DAC
6.875%, 09/15/2027 (A)	$200	$212
Cablevision Lightpath
3.875%, 09/15/2027 (A)	200	199
Cars.com
6.375%, 11/01/2028 (A)	100	107
CCO Holdings
5.750%, 02/15/2026 (A)	124	128
5.375%, 06/01/2029 (A)	160	174
5.125%, 05/01/2027 (A)	400	418
5.000%, 02/01/2028 (A)	438	459
4.750%, 03/01/2030 (A)	330	350
4.500%, 08/15/2030 (A)	100	105
4.500%, 05/01/2032	250	262
4.500%, 06/01/2033 (A)	63	66
4.250%, 02/01/2031 (A)	500	516
Cincinnati Bell
7.000%, 07/15/2024 (A)	150	153
Cinemark USA
5.875%, 03/15/2026 (A)	100	98
5.250%, 07/15/2028 (A)	50	47
Clear Channel International BV
6.625%, 08/01/2025 (A)	50	52
Clear Channel Outdoor Holdings
7.750%, 04/15/2028 (A)	30	31
7.500%, 06/01/2029 (A)	50	52
Clear Channel Worldwide Holdings
5.125%, 08/15/2027 (A)	251	258
Cogent Communications Group
3.500%, 05/01/2026 (A)	75	77
Connect Finco SARL
6.750%, 10/01/2026 (A)	200	210
Consolidated Communications
6.500%, 10/01/2028 (A)	100	108
5.000%, 10/01/2028 (A)	50	50
CSC Holdings
7.500%, 04/01/2028 (A)	200	218
6.500%, 02/01/2029 (A)	155	171
5.875%, 09/15/2022	100	105
5.750%, 01/15/2030 (A)	150	156
5.500%, 04/15/2027 (A)	484	506
5.375%, 02/01/2028 (A)	200	211
4.500%, 11/15/2031 (A)	250	252
4.125%, 12/01/2030 (A)	100	100
Cumulus Media New Holdings
6.750%, 07/01/2026 (A)	20	21
Diamond Sports Group
6.625%, 08/15/2027 (A)	250	99
5.375%, 08/15/2026 (A)	400	232
DIRECTV Holdings
5.875%, 08/15/2027 (A)	115	119

Adviser Managed Trust / Annual Report / July 31, 2021	41

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
DISH DBS
7.750%, 07/01/2026	$200	$228
7.375%, 07/01/2028	200	216
5.875%, 07/15/2022	90	93
5.875%, 11/15/2024	250	270
5.125%, 06/01/2029 (A)	122	121
5.000%, 03/15/2023	150	156
DKT Finance ApS
9.375%, 06/17/2023 (A)	100	102
Embarq
7.995%, 06/01/2036	200	224
Frontier Communications Holdings
5.875%, 10/15/2027 (A)	200	214
5.000%, 05/01/2028 (A)	200	207
GCI
4.750%, 10/15/2028 (A)	100	104
Getty Images
9.750%, 03/01/2027 (A)	32	34
Gray Television
7.000%, 05/15/2027 (A)	200	214
4.750%, 10/15/2030 (A)	100	99
iHeartCommunications
8.375%, 05/01/2027	264	281
5.250%, 08/15/2027 (A)	80	83
LCPR Senior Secured Financing DAC
6.750%, 10/15/2027 (A)	200	213
Level 3 Financing
4.625%, 09/15/2027 (A)	331	344
3.625%, 01/15/2029 (A)	254	247
Liberty Interactive
8.500%, 07/15/2029	50	57
8.250%, 02/01/2030	50	57
Ligado Networks
15.500% cash/0% PIK, 11/01/2023 (A)	432	425
Live Nation Entertainment
6.500%, 05/15/2027 (A)	158	174
4.875%, 11/01/2024 (A)	138	140
4.750%, 10/15/2027 (A)	50	51
LogMeIn
5.500%, 09/01/2027 (A)	100	104
Lumen Technologies
7.650%, 03/15/2042	150	170
7.500%, 04/01/2024	330	371
6.875%, 01/15/2028	34	38
6.750%, 12/01/2023	75	83
5.375%, 06/15/2029 (A)	60	62
5.125%, 12/15/2026 (A)	175	182
Match Group Holdings II
5.625%, 02/15/2029 (A)	50	55
5.000%, 12/15/2027 (A)	50	53
4.625%, 06/01/2028 (A)	50	52
4.125%, 08/01/2030 (A)	50	52

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mav Acquisition
8.000%, 08/01/2029 (A)	$50	$49
5.750%, 08/01/2028 (A)	75	75
Meredith
6.875%, 02/01/2026	120	125
Millennium Escrow
6.625%, 08/01/2026 (A)	30	31
National CineMedia
5.875%, 04/15/2028 (A)	38	36
Netflix
6.375%, 05/15/2029	100	129
5.875%, 02/15/2025	80	92
5.875%, 11/15/2028	400	497
4.875%, 04/15/2028	135	158
4.875%, 06/15/2030 (A)	100	120
4.375%, 11/15/2026	38	43
3.625%, 06/15/2025 (A)	50	54
News
3.875%, 05/15/2029 (A)	30	31
Nexstar Media
5.625%, 07/15/2027 (A)	201	212
4.750%, 11/01/2028 (A)	100	103
Nokia
6.625%, 05/15/2039	50	69
4.375%, 06/12/2027	20	22
Northwest Fiber
6.000%, 02/15/2028 (A)	100	98
Photo Holdings Merger Sub
8.500%, 10/01/2026 (A)	150	164
Playtika Holding
4.250%, 03/15/2029 (A)	55	55
Radiate Holdco
6.500%, 09/15/2028 (A)	100	104
Rakuten Group
5.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.578%(A)(B)	200	201
Sable International Finance
5.750%, 09/07/2027 (A)	100	105
Scripps Escrow II
5.375%, 01/15/2031 (A)	100	100
3.875%, 01/15/2029 (A)	55	55
Sinclair Television Group
5.875%, 03/15/2026 (A)	50	51
5.125%, 02/15/2027 (A)	267	266
Sirius XM Radio
5.375%, 07/15/2026 (A)	100	103
5.000%, 08/01/2027 (A)	300	313
4.625%, 07/15/2024 (A)	200	205
4.125%, 07/01/2030 (A)	116	120
4.000%, 07/15/2028 (A)	175	181

42	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TEGNA
4.625%, 03/15/2028	$91	$94
Telecom Italia
5.303%, 05/30/2024 (A)	105	114
Telecom Italia Capital
7.721%, 06/04/2038	200	268
7.200%, 07/18/2036	200	256
Telesat Canada
6.500%, 10/15/2027 (A)	200	169
5.625%, 12/06/2026 (A)	27	25
4.875%, 06/01/2027 (A)	50	46
Terrier Media Buyer
8.875%, 12/15/2027 (A)	200	214
T-Mobile USA
4.750%, 02/01/2028	200	213
3.500%, 04/15/2031	268	281
3.375%, 04/15/2029	300	312
2.625%, 04/15/2026	95	97
2.625%, 02/15/2029	200	200
2.250%, 02/15/2026 (A)	195	197
Townsquare Media
6.875%, 02/01/2026 (A)	50	53
Twitter
3.875%, 12/15/2027 (A)	100	107
Univision Communications
9.500%, 05/01/2025 (A)	100	109
6.625%, 06/01/2027 (A)	200	215
4.500%, 05/01/2029 (A)	86	86
UPC Broadband Finco BV
4.875%, 07/15/2031 (A)	200	204
UPC Holding BV
5.500%, 01/15/2028 (A)	50	52
Urban One
7.375%, 02/01/2028 (A)	100	107
ViacomCBS
6.250%, VAR ICE LIBOR USD 3 Month+3.899%, 02/28/2057	142	163
Videotron
5.375%, 06/15/2024 (A)	100	110
5.125%, 04/15/2027 (A)	100	104
3.625%, 06/15/2029 (A)	20	21
Virgin Media Finance
5.000%, 07/15/2030 (A)	90	92
Virgin Media Secured Finance
5.500%, 05/15/2029 (A)	309	330
Vmed O2 UK Financing I
4.750%, 07/15/2031 (A)	200	204
Vodafone Group
5.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.073%, 06/04/2081	150	154

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.767%, 06/04/2081	$100	$101
3.250%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.447%, 06/04/2081	15	15
Windstream Escrow
7.750%, 08/15/2028 (A)	259	264
WMG Acquisition
3.875%, 07/15/2030 (A)	100	103
Zayo Group Holdings
4.000%, 03/01/2027 (A)	100	99
Ziggo BV
5.500%, 01/15/2027 (A)	297	308
5.125%, 02/28/2030 (A)	100	103

		23,812

Consumer Discretionary — 9.2%
1011778 BC ULC
5.750%, 04/15/2025 (A)	50	53
4.375%, 01/15/2028 (A)	180	182
4.000%, 10/15/2030 (A)	100	100
3.875%, 01/15/2028 (A)	219	221
99 Escrow Issuer
7.500%, 01/15/2026 (A)	100	94
Adtalem Global Education
5.500%, 03/01/2028 (A)	100	103
Affinity Gaming
6.875%, 12/15/2027 (A)	122	129
Ambience Merger Sub
7.125%, 07/15/2029 (A)	15	15
4.875%, 07/15/2028 (A)	30	30
American Axle & Manufacturing
6.250%, 04/01/2025	86	89
6.250%, 03/15/2026	250	258
American Builders & Contractors Supply
4.000%, 01/15/2028 (A)	100	102
3.875%, 11/15/2029 (A)	40	40
Aramark Services
5.000%, 04/01/2025 (A)	104	107
5.000%, 02/01/2028 (A)	150	156
Asbury Automotive Group
4.500%, 03/01/2028	100	104
Aston Martin Capital Holdings
10.500%, 11/30/2025 (A)	300	333
Bally’s
6.750%, 06/01/2027 (A)	50	54
Bath & Body Works
6.950%, 03/01/2033	200	244
6.694%, 01/15/2027	200	237
6.625%, 10/01/2030 (A)	100	115
5.625%, 10/15/2023	80	88

Adviser Managed Trust / Annual Report / July 31, 2021	43

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.250%, 02/01/2028	$25	$28
BCPE Empire Holdings
7.625%, 05/01/2027 (A)	60	60
Bed Bath & Beyond
3.749%, 08/01/2024	96	99
Bidfair Holdings
5.875%, 06/01/2029 (A)	50	52
Bloomin’ Brands
5.125%, 04/15/2029 (A)	25	26
Boyd Gaming
8.625%, 06/01/2025 (A)	50	54
4.750%, 06/15/2031 (A)	25	26
Boyne USA
4.750%, 05/15/2029 (A)	19	20
C&S Group Enterprises
5.000%, 12/15/2028 (A)	100	99
Caesars Entertainment
8.125%, 07/01/2027 (A)	200	220
6.250%, 07/01/2025 (A)	300	316
Caesars Resort Collection
5.750%, 07/01/2025 (A)	293	308
5.250%, 10/15/2025 (A)	100	101
Carnival
11.500%, 04/01/2023 (A)	350	395
9.875%, 08/01/2027 (A)	230	263
7.625%, 03/01/2026 (A)	200	211
5.750%, 03/01/2027 (A)	262	266
4.000%, 08/01/2028 (A)	70	70
Carriage Services
4.250%, 05/15/2029 (A)	50	50
Carrols Restaurant Group
5.875%, 07/01/2029 (A)	50	48
Carvana
5.625%, 10/01/2025 (A)	100	104
5.500%, 04/15/2027 (A)	36	37
CCM Merger
6.375%, 05/01/2026 (A)	50	52
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	10	11
CEC Entertainment
6.750%, 05/01/2026 (A)	79	79
Cedar Fair
5.375%, 06/01/2024	250	251
5.250%, 07/15/2029	50	51
Chobani
4.625%, 11/15/2028 (A)	100	104
Churchill Downs
5.500%, 04/01/2027 (A)	117	122
4.750%, 01/15/2028 (A)	105	109
Cirsa Finance International Sarl
7.875%, 12/20/2023 (A)	200	204

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Clarios Global
8.500%, 05/15/2027 (A)	$190	$205
6.250%, 05/15/2026 (A)	270	286
Cooper-Standard Automotive
5.625%, 11/15/2026 (A)	50	46
Crocs
4.250%, 03/15/2029 (A)	75	77
CSC Holdings
5.250%, 06/01/2024	50	54
Dana
5.375%, 11/15/2027	153	162
4.250%, 09/01/2030	50	52
Dave & Buster’s
7.625%, 11/01/2025 (A)	100	106
Dealer Tire
8.000%, 02/01/2028 (A)	50	54
Diamond Resorts International
10.750%, 09/01/2024 (A)	100	103
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.500%, 02/15/2023 (A)	20	21
DP World Salaam
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.750%(B)	200	218
Eagle Intermediate Global Holding BV
7.500%, 05/01/2025 (A)	200	187
eG Global Finance
8.500%, 10/30/2025 (A)	200	210
Everi Holdings
5.000%, 07/15/2029 (A)	25	26
Ferrellgas
5.875%, 04/01/2029 (A)	70	70
5.375%, 04/01/2026 (A)	100	99
Ford Motor
9.625%, 04/22/2030	106	153
9.000%, 04/22/2025	230	283
8.500%, 04/21/2023	245	272
7.400%, 11/01/2046	200	266
5.291%, 12/08/2046	100	114
4.346%, 12/08/2026	50	54
Ford Motor Credit
5.125%, 06/16/2025	218	240
5.113%, 05/03/2029	50	57
4.542%, 08/01/2026	150	163
4.375%, 08/06/2023	50	52
4.250%, 09/20/2022	92	95
4.134%, 08/04/2025	150	160
3.815%, 11/02/2027	200	210
3.664%, 09/08/2024	100	104
3.625%, 06/17/2031	200	207
3.375%, 11/13/2025	160	167

44	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.350%, 11/01/2022	$200	$205
3.096%, 05/04/2023	100	102
3.087%, 01/09/2023	150	153
2.979%, 08/03/2022	100	101
2.900%, 02/16/2028	200	200
Foundation Building Materials
6.000%, 03/01/2029 (A)	75	74
Full House Resorts
8.250%, 02/15/2028 (A)	50	54
Gap
8.875%, 05/15/2027 (A)	50	58
8.375%, 05/15/2023 (A)	50	56
Garda World Security
9.500%, 11/01/2027 (A)	100	109
6.000%, 06/01/2029 (A)	50	49
Golden Nugget
6.750%, 10/15/2024 (A)	100	100
Goodyear Tire & Rubber
5.625%, 04/30/2033	50	53
5.250%, 04/30/2031	100	106
5.250%, 07/15/2031 (A)	230	243
5.000%, 07/15/2029 (A)	80	84
Group 1 Automotive
4.000%, 08/15/2028 (A)	54	55
GrubHub Holdings
5.500%, 07/01/2027 (A)	50	53
Guitar Center
8.500%, 01/15/2026 (A)	100	107
Hanesbrands
5.375%, 05/15/2025 (A)	50	53
4.625%, 05/15/2024 (A)	286	302
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	100	107
4.875%, 01/15/2030	135	145
3.625%, 02/15/2032 (A)	215	214
Hilton Grand Vacations Borrower Escrow
5.000%, 06/01/2029 (A)	90	91
4.875%, 07/01/2031 (A)	31	30
Houghton Mifflin Harcourt Publishers
9.000%, 02/15/2025 (A)	100	107
IHO Verwaltungs GmbH
6.000% cash/0% PIK, 05/15/2027 (A)	200	208
International Game Technology
6.500%, 02/15/2025 (A)	200	223
6.250%, 01/15/2027 (A)	150	170
IRB Holding
6.750%, 02/15/2026 (A)	150	154
Jaguar Land Rover Automotive
7.750%, 10/15/2025 (A)	200	217
5.500%, 07/15/2029 (A)	200	200
4.500%, 10/01/2027 (A)	100	98

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
JB Poindexter
7.125%, 04/15/2026 (A)	$100	$105
JBS USA LUX
6.750%, 02/15/2028 (A)	200	219
6.500%, 04/15/2029 (A)	150	168
3.750%, 12/01/2031 (A)	73	75
KB Home
7.500%, 09/15/2022	50	53
4.000%, 06/15/2031	50	52
Kronos Acquisition Holdings
7.000%, 12/31/2027 (A)	76	74
5.000%, 12/31/2026 (A)	47	48
LBM Acquisition
6.250%, 01/15/2029 (A)	117	117
LCM Investments Holdings II
4.875%, 05/01/2029 (A)	61	62
Legends Hospitality Holding
5.000%, 02/01/2026 (A)	80	83
Levi Strauss
3.500%, 03/01/2031 (A)	85	87
LGI Homes
4.000%, 07/15/2029 (A)	56	57
Life Time
8.000%, 04/15/2026 (A)	75	79
5.750%, 01/15/2026 (A)	85	86
Lions Gate Capital Holdings
5.500%, 04/15/2029 (A)	110	113
Lithia Motors
4.625%, 12/15/2027 (A)	208	221
3.875%, 06/01/2029 (A)	35	37
LSF9 Atlantis Holdings
7.750%, 02/15/2026 (A)	90	94
M/I Homes
5.625%, 08/01/2025	100	103
Macy’s
8.375%, 06/15/2025 (A)	100	109
Macy’s Retail Holdings
5.875%, 04/01/2029 (A)	90	95
4.300%, 02/15/2043	25	21
3.625%, 06/01/2024	12	12
2.875%, 02/15/2023	53	53
MajorDrive Holdings IV
6.375%, 06/01/2029 (A)	65	64
Marriott Ownership Resorts
6.125%, 09/15/2025 (A)	116	123
4.750%, 01/15/2028	100	101
4.500%, 06/15/2029 (A)	35	35
Mattamy Group
5.250%, 12/15/2027 (A)	100	104
Mattel
5.875%, 12/15/2027 (A)	135	148
3.750%, 04/01/2029 (A)	55	58

Adviser Managed Trust / Annual Report / July 31, 2021	45

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 04/01/2026 (A)	$30	$31
MDC Partners
7.500%, 05/01/2024 (A)	100	102
Meritage Homes
3.875%, 04/15/2029 (A)	50	53
Merlin Entertainments
5.750%, 06/15/2026 (A)	100	104
Metis Merger Sub
6.500%, 05/15/2029 (A)	40	39
MGM Resorts International
6.000%, 03/15/2023	123	130
5.750%, 06/15/2025	29	32
5.500%, 04/15/2027	100	109
4.750%, 10/15/2028	80	84
4.625%, 09/01/2026	272	284
Michaels
7.875%, 05/01/2029 (A)	150	156
5.250%, 05/01/2028 (A)	85	88
Midwest Gaming Borrower
4.875%, 05/01/2029 (A)	44	44
Mohegan Gaming & Entertainment
8.000%, 02/01/2026 (A)	90	94
7.875%, 10/15/2024 (A)	100	105
Murphy Oil USA
4.750%, 09/15/2029	80	85
3.750%, 02/15/2031 (A)	65	65
NCL
12.250%, 05/15/2024 (A)	100	118
10.250%, 02/01/2026 (A)	100	114
5.875%, 03/15/2026 (A)	65	65
3.625%, 12/15/2024 (A)	60	57
NCL Finance
6.125%, 03/15/2028 (A)	65	66
NESCO Holdings II
5.500%, 04/15/2029 (A)	100	103
New Home
7.250%, 10/15/2025 (A)	50	53
Newell Brands
6.000%, 04/01/2046	30	39
4.700%, 04/01/2026	250	279
4.350%, 04/01/2023	224	234
Park River Holdings
6.750%, 08/01/2029 (A)	50	50
5.625%, 02/01/2029 (A)	130	127
Party City Holdings
8.750%, 02/15/2026 (A)	90	95
Patrick Industries
4.750%, 05/01/2029 (A)	25	26
Peninsula Pacific Entertainment
8.500%, 11/15/2027 (A)	165	178
Penn National Gaming
5.625%, 01/15/2027 (A)	42	43

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 07/01/2029 (A)	$100	$99
Penske Automotive Group
3.750%, 06/15/2029	40	41
PetSmart
7.750%, 02/15/2029 (A)	150	164
PM General Purchaser
9.500%, 10/01/2028 (A)	100	105
Prime Security Services Borrower
6.250%, 01/15/2028 (A)	200	209
5.750%, 04/15/2026 (A)	100	109
3.375%, 08/31/2027 (A)	135	131
QVC
5.950%, 03/15/2043	50	52
5.450%, 08/15/2034	50	53
4.750%, 02/15/2027	200	214
4.375%, 09/01/2028	50	51
Raptor Acquisition
4.875%, 11/01/2026 (A)	50	51
Real Hero Merger Sub 2
6.250%, 02/01/2029 (A)	15	16
Rent-A-Center
6.375%, 02/15/2029 (A)	95	102
Royal Caribbean Cruises
11.500%, 06/01/2025 (A)	250	286
10.875%, 06/01/2023 (A)	80	91
9.125%, 06/15/2023 (A)	66	72
7.500%, 10/15/2027	50	57
5.500%, 04/01/2028 (A)	160	163
5.250%, 11/15/2022	100	103
4.250%, 07/01/2026 (A)	50	49
3.700%, 03/15/2028	42	40
Sally Holdings
5.625%, 12/01/2025	100	103
Scientific Games International
8.625%, 07/01/2025 (A)	100	108
8.250%, 03/15/2026 (A)	100	106
5.000%, 10/15/2025 (A)	100	103
Service International
4.000%, 05/15/2031	105	108
3.375%, 08/15/2030	100	100
Six Flags Entertainment
5.500%, 04/15/2027 (A)	34	35
4.875%, 07/31/2024 (A)	205	206
Sizzling Platter
8.500%, 11/28/2025 (A)	100	104
Sotheby’s
7.375%, 10/15/2027 (A)	100	107
Specialty Building Products Holdings
6.375%, 09/30/2026 (A)	100	105
SRS Distribution
6.125%, 07/01/2029 (A)	33	34
4.625%, 07/01/2028 (A)	20	20

46	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Station Casinos
4.500%, 02/15/2028 (A)	$80	$80
StoneMor
8.500%, 05/15/2029 (A)	33	33
Superior Plus
4.500%, 03/15/2029 (A)	40	41
Taylor Morrison Communities
6.625%, 07/15/2027 (A)	200	213
5.875%, 04/15/2023 (A)	100	106
Tempur Sealy International
4.000%, 04/15/2029 (A)	100	102
Tenneco
5.125%, 04/15/2029 (A)	160	164
5.000%, 07/15/2026	50	49
Tesla
5.300%, 08/15/2025 (A)	250	257
Toll Brothers Finance
4.875%, 03/15/2027	100	114
3.800%, 11/01/2029	50	54
TopBuild
3.625%, 03/15/2029 (A)	75	75
Travel + Leisure
6.625%, 07/31/2026 (A)	200	223
6.600%, 10/01/2025	40	45
6.000%, 04/01/2027	20	22
Tri Pointe Homes
5.700%, 06/15/2028	100	111
5.250%, 06/01/2027	50	54
Triton Water Holdings
6.250%, 04/01/2029 (A)	105	105
Universal Entertainment
8.500%, 12/11/2024 (A)	100	105
US Foods
4.750%, 02/15/2029 (A)	90	92
Victoria’s Secret
4.625%, 07/15/2029 (A)	88	88
Viking Cruises
13.000%, 05/15/2025 (A)	200	232
7.000%, 02/15/2029 (A)	50	50
5.875%, 09/15/2027 (A)	84	80
Viking Ocean Cruises Ship VII
5.625%, 02/15/2029 (A)	50	50
Vista Outdoor
4.500%, 03/15/2029 (A)	50	51
WASH Multifamily Acquisition
5.750%, 04/15/2026 (A)	70	73
Wheel Pros
6.500%, 05/15/2029 (A)	50	51
White Capital Buyer
6.875%, 10/15/2028 (A)	100	107
William Carter
5.625%, 03/15/2027 (A)	100	105

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Winnebago Industries
6.250%, 07/15/2028 (A)	$4	$4
WW International
4.500%, 04/15/2029 (A)	60	61
Wynn Las Vegas
5.500%, 03/01/2025 (A)	200	211
5.250%, 05/15/2027 (A)	100	105
Wynn Resorts Finance
5.125%, 10/01/2029 (A)	200	208
Yum! Brands
5.350%, 11/01/2043	100	109
4.750%, 01/15/2030 (A)	188	206
4.625%, 01/31/2032	70	75
3.625%, 03/15/2031	100	102
ZF North America Capital
4.750%, 04/29/2025 (A)	45	49

		29,211

Consumer Staples — 2.0%
Albertsons
5.875%, 02/15/2028 (A)	365	391
4.875%, 02/15/2030 (A)	150	162
3.500%, 02/15/2023 (A)	100	102
Avon Products
6.500%, 03/15/2023	165	176
B&G Foods
5.250%, 09/15/2027	82	85
Central Garden & Pet
4.125%, 10/15/2030	50	52
4.125%, 04/30/2031 (A)	100	102
Coty
6.500%, 04/15/2026 (A)	100	100
5.000%, 04/15/2026 (A)	125	126
Edgewell Personal Care
4.125%, 04/01/2029 (A)	50	50
Energizer Holdings
4.750%, 06/15/2028 (A)	100	103
HLF Financing Sarl
4.875%, 06/01/2029 (A)	100	101
Ingles Markets
4.000%, 06/15/2031 (A)	19	19
Kraft Heinz Foods
7.125%, 08/01/2039 (A)	90	134
6.875%, 01/26/2039	288	423
6.750%, 03/15/2032	250	343
6.500%, 02/09/2040	24	34
5.200%, 07/15/2045	100	127
5.000%, 07/15/2035	68	84
5.000%, 06/04/2042	275	345
4.875%, 10/01/2049	110	137
4.375%, 06/01/2046	300	346
3.875%, 05/15/2027	200	221

Adviser Managed Trust / Annual Report / July 31, 2021	47

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.750%, 04/01/2030	$100	$111
Lamb Weston Holdings
4.875%, 05/15/2028 (A)	100	111
Performance Food Group
5.500%, 10/15/2027 (A)	100	104
4.250%, 08/01/2029 (A)	104	106
Pilgrim’s Pride
5.875%, 09/30/2027 (A)	18	19
4.250%, 04/15/2031 (A)	115	122
Post Holdings
5.750%, 03/01/2027 (A)	100	104
5.625%, 01/15/2028 (A)	154	162
4.625%, 04/15/2030 (A)	200	204
4.500%, 09/15/2031 (A)	200	202
Primo Water Holdings
4.375%, 04/30/2029 (A)	38	38
Rite Aid
8.000%, 11/15/2026 (A)	40	40
7.700%, 02/15/2027	100	93
SEG Holding
5.625%, 10/15/2028 (A)	50	53
Simmons Foods
4.625%, 03/01/2029 (A)	90	91
Spectrum Brands
3.875%, 03/15/2031 (A)	50	50
Staples
7.500%, 04/15/2026 (A)	250	254
Stena
7.000%, 02/01/2024 (A)	100	105
TKC Holdings
10.500%, 05/15/2029 (A)	50	54
6.875%, 05/15/2028 (A)	50	52
TreeHouse Foods
4.000%, 09/01/2028	50	50
Turning Point Brands
5.625%, 02/15/2026 (A)	40	42
United Natural Foods
6.750%, 10/15/2028 (A)	50	54
Vector Group
10.500%, 11/01/2026 (A)	100	106
5.750%, 02/01/2029 (A)	100	101

		6,191

Energy — 11.1%
Abu Dhabi Crude Oil Pipeline
4.600%, 11/02/2047	250	298
Aethon United BR
8.250%, 02/15/2026 (A)	95	102
Alliance Resource Operating Partners
7.500%, 05/01/2025 (A)	100	101
Altera Infrastructure
8.500%, 07/15/2023 (A)	100	92

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Antero Midstream Partners
7.875%, 05/15/2026 (A)	$100	$111
5.750%, 03/01/2027 (A)	150	154
5.750%, 01/15/2028 (A)	40	42
5.375%, 06/15/2029 (A)	50	51
Antero Resources
5.375%, 03/01/2030 (A)	35	36
5.000%, 03/01/2025	202	206
Apache
6.000%, 01/15/2037	50	57
5.350%, 07/01/2049	100	105
5.100%, 09/01/2040	100	107
4.875%, 11/15/2027	50	54
4.750%, 04/15/2043	150	154
4.625%, 11/15/2025	100	107
4.375%, 10/15/2028	100	106
Archrock Partners
6.875%, 04/01/2027 (A)	200	210
Ascent Resources Utica Holdings
8.250%, 12/31/2028 (A)	50	54
7.000%, 11/01/2026 (A)	150	155
5.875%, 06/30/2029 (A)	90	89
Baytex Energy
8.750%, 04/01/2027 (A)	100	100
5.625%, 06/01/2024 (A)	50	50
Berry Petroleum
7.000%, 02/15/2026 (A)	50	49
Blue Racer Midstream
7.625%, 12/15/2025 (A)	100	108
Bristow Group
6.875%, 03/01/2028 (A)	50	51
Buckeye Partners
5.850%, 11/15/2043	150	151
5.600%, 10/15/2044	50	49
4.125%, 03/01/2025 (A)	60	62
4.125%, 12/01/2027	40	41
3.950%, 12/01/2026	54	55
California Resources
7.125%, 02/01/2026 (A)	75	77
Callon Petroleum
8.000%, 08/01/2028 (A)	45	42
6.125%, 10/01/2024	50	47
Calumet Specialty Products Partners
11.000%, 04/15/2025 (A)	100	111
Centennial Resource Production
5.375%, 01/15/2026 (A)	100	96
CGG
8.750%, 04/01/2027 (A)	200	200
Cheniere Energy Partners
5.625%, 10/01/2026	254	262
4.000%, 03/01/2031 (A)	139	147

48	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Chesapeake Energy
5.875%, 02/01/2029 (A)	$60	$64
5.500%, 02/01/2026 (A)	45	47
CNX Midstream Partners
6.500%, 03/15/2026 (A)	20	21
CNX Resources
7.250%, 03/14/2027 (A)	100	106
6.000%, 01/15/2029 (A)	30	32
Colgate Energy Partners III
7.750%, 02/15/2026 (A)	25	27
5.875%, 07/01/2029 (A)	30	31
Comstock Resources
6.750%, 03/01/2029 (A)	85	89
5.875%, 01/15/2030 (A)	82	82
Continental Resources
5.750%, 01/15/2031 (A)	100	121
4.900%, 06/01/2044	100	115
4.500%, 04/15/2023	251	261
Coronado Finance Pty
10.750%, 05/15/2026 (A)	50	55
Crestwood Midstream Partners
6.000%, 02/01/2029 (A)	100	104
5.625%, 05/01/2027 (A)	60	61
CrownRock
5.625%, 10/15/2025 (A)	150	154
5.000%, 05/01/2029 (A)	13	14
CVR Energy
5.250%, 02/15/2025 (A)	150	146
DCP Midstream Operating
8.125%, 08/16/2030	20	27
5.850%, VAR ICE LIBOR USD 3
Month+3.850%, 05/21/2043 (A)	150	139
5.375%, 07/15/2025	300	331
DT Midstream
4.375%, 06/15/2031 (A)	30	31
4.125%, 06/15/2029 (A)	125	128
Empresa Nacional del Petroleo
5.250%, 11/06/2029	200	226
3.750%, 08/05/2026	200	211
Encino Acquisition Partners Holdings
8.500%, 05/01/2028 (A)	92	92
Endeavor Energy Resources
6.625%, 07/15/2025 (A)	100	106
5.750%, 01/30/2028 (A)	100	105
Energy Ventures Gom
11.750%, 04/15/2026 (A)	25	26
EnLink Midstream
5.625%, 01/15/2028 (A)	50	53
EnLink Midstream Partners
5.050%, 04/01/2045	100	92
4.850%, 07/15/2026	100	105
4.150%, 06/01/2025	100	103

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Enviva Partners
6.500%, 01/15/2026 (A)	$100	$104
EQM Midstream Partners
6.500%, 07/01/2027 (A)	100	112
6.500%, 07/15/2048	50	55
6.000%, 07/01/2025 (A)	100	109
5.500%, 07/15/2028	100	108
4.750%, 07/15/2023	150	156
4.500%, 01/15/2029 (A)	100	101
4.000%, 08/01/2024	100	102
EQT Corp
7.500%, 02/01/2030	100	131
5.000%, 01/15/2029	50	57
3.900%, 10/01/2027	100	108
3.000%, 10/01/2022	84	85
Equities
3.625%, 05/15/2031 (A)	25	26
3.125%, 05/15/2026 (A)	54	56
Exterran Energy Solutions
8.125%, 05/01/2025	50	44
Genesis Energy
8.000%, 01/15/2027	25	26
7.750%, 02/01/2028	150	152
6.500%, 10/01/2025	150	149
Global Partners
7.000%, 08/01/2027	100	105
Harvest Midstream I
7.500%, 09/01/2028 (A)	60	64
Hess Midstream Operations
5.625%, 02/15/2026 (A)	170	177
Hilcorp Energy I
6.250%, 11/01/2028 (A)	200	209
Independence Energy Finance
7.250%, 05/01/2026 (A)	65	68
Indigo Natural Resources
5.375%, 02/01/2029 (A)	110	115
ITT Holdings
6.500%, 08/01/2029 (A)	75	75
KazMunayGas National JSC
6.375%, 10/24/2048	500	657
5.750%, 04/19/2047	200	249
5.375%, 04/24/2030	500	595
Laredo Petroleum
10.125%, 01/15/2028	30	32
7.750%, 07/31/2029 (A)	135	131
Magnolia Oil & Gas Operating
6.000%, 08/01/2026 (A)	50	51
Matador Resources
5.875%, 09/15/2026	100	102
MEG Energy
5.875%, 02/01/2029 (A)	240	248

Adviser Managed Trust / Annual Report / July 31, 2021	49

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Moss Creek Resources Holdings
10.500%, 05/15/2027 (A)	$100	$96
Murphy Oil
6.375%, 07/15/2028	65	69
5.875%, 12/01/2027	202	209
Nabors Industries
7.500%, 01/15/2028 (A)	138	125
Neptune Energy Bondco
6.625%, 05/15/2025 (A)	200	203
New Fortress Energy
6.750%, 09/15/2025 (A)	150	153
6.500%, 09/30/2026 (A)	125	126
NGL Energy Operating
7.500%, 02/01/2026 (A)	190	195
NGL Energy Partners
7.500%, 11/01/2023	175	167
Northern Oil and Gas
8.125%, 03/01/2028 (A)	45	47
Northriver Midstream Finance
5.625%, 02/15/2026 (A)	55	57
NuStar Logistics
6.000%, 06/01/2026	100	108
5.750%, 10/01/2025	100	109
5.625%, 04/28/2027	50	54
Oasis Midstream Partners
8.000%, 04/01/2029 (A)	50	52
Oasis Petroleum
6.375%, 06/01/2026 (A)	40	41
Occidental Petroleum
8.500%, 07/15/2027	200	249
8.000%, 07/15/2025	50	59
7.950%, 06/15/2039	50	65
7.875%, 09/15/2031	50	65
7.500%, 05/01/2031	200	254
6.600%, 03/15/2046	100	123
6.450%, 09/15/2036	100	121
6.375%, 09/01/2028	2	2
6.125%, 01/01/2031	150	177
5.875%, 09/01/2025	100	111
5.500%, 12/01/2025	110	121
4.705%, 10/10/2036 (C)	200	104
4.300%, 08/15/2039	100	99
4.200%, 03/15/2048	200	191
4.100%, 02/15/2047	200	189
3.500%, 06/15/2025	250	255
3.500%, 08/15/2029	150	150
3.400%, 04/15/2026	300	303
3.200%, 08/15/2026	300	298
3.000%, 02/15/2027	100	99
2.900%, 08/15/2024	100	101
Oceaneering International
4.650%, 11/15/2024	50	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Oil and Gas Holding BSCC
7.500%, 10/25/2027	$500	$554
Ovintiv
7.375%, 11/01/2031	84	113
6.625%, 08/15/2037	100	136
6.500%, 08/15/2034	100	133
Ovintiv Exploration
5.375%, 01/01/2026	70	79
Par Petroleum
7.750%, 12/15/2025 (A)	100	99
Parkland
5.875%, 07/15/2027 (A)	50	53
4.500%, 10/01/2029 (A)	55	57
PBF Holding
6.000%, 02/15/2028	250	131
PDC Energy
5.750%, 05/15/2026	128	132
Peabody Energy
6.375%, 03/31/2025 (A)	50	39
Penn Virginia Escrow
9.250%, 08/15/2026 (A)	25	25
Pertamina Persero MTN
6.450%, 05/30/2044	300	390
4.300%, 05/20/2023	200	212
4.175%, 01/21/2050	500	514
Petroleos del Peru
4.750%, 06/19/2032	500	517
Petroleos Mexicanos
6.950%, 01/28/2060	500	448
6.875%, 10/16/2025	700	771
6.500%, 03/13/2027	1,250	1,324
Petroleos Mexicanos MTN
6.750%, 09/21/2047	1,000	894
Petronas Capital MTN
4.550%, 04/21/2050	1,250	1,536
3.500%, 03/18/2025	1,000	1,084
Precision Drilling
6.875%, 01/15/2029 (A)	25	26
Qatar Petroleum
3.125%, 07/12/2041	400	415
Range Resources
9.250%, 02/01/2026	100	108
5.000%, 03/15/2023	58	60
4.875%, 05/15/2025	149	155
Renewable Energy Group
5.875%, 06/01/2028 (A)	70	73
Rockies Express Pipeline
4.950%, 07/15/2029 (A)	50	51
4.800%, 05/15/2030 (A)	50	51
3.600%, 05/15/2025 (A)	100	102
Ruby Pipeline
8.000%, 04/01/2022 (A)	5	4

50	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sinopec Group Overseas Development 2015
3.250%, 04/28/2025	$1,000	$1,073
Sinopec Group Overseas Development 2018
2.700%, 05/13/2030	1,000	1,039
2.300%, 01/08/2031	200	201
SM Energy
10.000%, 01/15/2025 (A)	150	167
6.625%, 01/15/2027	50	50
6.500%, 07/15/2028	50	50
5.625%, 06/01/2025	95	93
Southern Gas Corridor CJSC
6.875%, 03/24/2026	750	889
Southwestern Energy
7.500%, 04/01/2026	246	259
Strathcona Resources
6.875%, 08/01/2026 (A)	50	49
Summit Midstream Holdings
5.750%, 04/15/2025	30	28
Sunoco
6.000%, 04/15/2027	20	21
5.875%, 03/15/2028	100	105
5.500%, 02/15/2026	100	103
4.500%, 05/15/2029	50	51
Tallgrass Energy Partners
7.500%, 10/01/2025 (A)	100	108
5.500%, 09/15/2024 (A)	200	203
Talos Production
12.000%, 01/15/2026	100	104
Targa Resources Partners
6.500%, 07/15/2027	70	76
5.875%, 04/15/2026	154	161
5.500%, 03/01/2030	100	110
5.375%, 02/01/2027	80	83
5.000%, 01/15/2028	154	162
4.000%, 01/15/2032 (A)	90	93
TechnipFMC
6.500%, 02/01/2026 (A)	162	174
Teine Energy
6.875%, 04/15/2029 (A)	50	51
TransMontaigne Partners
6.125%, 02/15/2026	100	102
Transocean
7.500%, 04/15/2031	100	63
Transocean Pontus
6.125%, 08/01/2025 (A)	145	143
Transocean Poseidon
6.875%, 02/01/2027 (A)	100	97
Transocean Sentry
5.375%, 05/15/2023 (A)	276	260
Trinidad Petroleum Holdings
9.750%, 06/15/2026	200	224

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
USA Compression Partners
6.875%, 04/01/2026	$200	$209
Vantage Drilling International
9.250%, 11/15/2023 (A)	100	88
Venture Global Calcasieu Pass
4.125%, 08/15/2031 (A)	48	50
3.875%, 08/15/2029 (A)	48	49
Vine Energy Holdings
6.750%, 04/15/2029 (A)	50	52
W&T Offshore
9.750%, 11/01/2023 (A)	100	96
Weatherford International
11.000%, 12/01/2024 (A)	280	290
Western Midstream Operating
6.500%, 02/01/2050	274	322
5.500%, 08/15/2048	50	56
4.650%, 07/01/2026	50	54
4.500%, 03/01/2028	100	107
4.350%, 02/01/2025	102	107
3.950%, 06/01/2025	100	103

		35,211

Financials — 5.9%
1MDB Global Investments
4.400%, 03/09/2023	1,000	1,004
Acrisure
7.000%, 11/15/2025 (A)	30	30
6.000%, 08/01/2029 (A)	65	65
4.250%, 02/15/2029 (A)	55	54
Advisor Group Holdings
10.750%, 08/01/2027 (A)	100	110
Air Methods
8.000%, 05/15/2025 (A)	50	47
Alliant Holdings Intermediate
6.750%, 10/15/2027 (A)	26	27
Allied Universal Holdco
9.750%, 07/15/2027 (A)	100	110
6.625%, 07/15/2026 (A)	200	212
6.000%, 06/01/2029 (A)	53	53
4.625%, 06/01/2028 (A)	291	292
Ally Financial
5.750%, 11/20/2025	100	114
AmWINS Group
4.875%, 06/30/2029 (A)	35	36
Apollo Commercial Real Estate Finance
4.625%, 06/15/2029 (A)	40	39
Aretec Escrow Issuer
7.500%, 04/01/2029 (A)	100	105
AssuredPartners
5.625%, 01/15/2029 (A)	60	60
Banco Nacional de Panama
2.500%, 08/11/2030	200	193

Adviser Managed Trust / Annual Report / July 31, 2021	51

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Banque Centrale de Tunisie International Bond
5.750%, 01/30/2025	$200	$169
BroadStreet Partners
5.875%, 04/15/2029 (A)	33	33
CBB International Sukuk Programme WLL
6.250%, 11/14/2024	1,250	1,358
CIT Group
5.250%, 03/07/2025	149	168
5.000%, 08/15/2022	100	104
5.000%, 08/01/2023	103	111
Compass Group Diversified Holdings
5.250%, 04/15/2029 (A)	150	156
Credit Acceptance
5.125%, 12/31/2024 (A)	100	103
Curo Group Holdings
8.250%, 09/01/2025 (A)	100	105
7.500%, 08/01/2028 (A)	33	34
DAE Sukuk Difc MTN
3.750%, 02/15/2026	200	212
Deutsche Bank
4.500%, 04/01/2025	200	216
Deutsche Bank MTN
4.296%, VAR USD Swap Semi 30/360 5 Yr Curr+2.248%, 05/24/2028	160	166
Deutsche Bank NY
4.875%, VAR USD ICE Swap 11:00 NY 5 Yr+2.553%, 12/01/2032	200	217
Development Bank of Kazakhstan JSC
4.125%, 12/10/2022	700	728
Enact Holdings
6.500%, 08/15/2025 (A)	289	313
Enova International
8.500%, 09/15/2025 (A)	100	104
Finance of America Funding
7.875%, 11/15/2025 (A)	100	99
FirstCash
4.625%, 09/01/2028 (A)	197	205
Freedom Mortgage
7.625%, 05/01/2026 (A)	200	205
6.625%, 01/15/2027 (A)	30	29
FS Energy and Power Fund
7.500%, 08/15/2023 (A)	50	52
Genworth Holdings
4.800%, 02/15/2024	40	40
Global Aircraft Leasing
6.500% cash/0% PIK, 09/15/2024 (A)	207	208
goeasy
5.375%, 12/01/2024 (A)	100	104
GTCR AP Finance
8.000%, 05/15/2027 (A)	100	106

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Gtlk Europe Capital DAC
4.800%, 02/26/2028	$250	$262
HAT Holdings I
6.000%, 04/15/2025 (A)	100	105
3.375%, 06/15/2026 (A)	80	81
Hazine Mustesarligi Varlik Kiralama
5.800%, 02/21/2022	500	509
Hightower Holding
6.750%, 04/15/2029 (A)	50	51
Home Point Capital
5.000%, 02/01/2026 (A)	135	125
HUB International
7.000%, 05/01/2026 (A)	26	27
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)	200	226
5.017%, 06/26/2024 (A)	236	256
Jefferson Capital Holdings
6.000%, 08/15/2026 (A)	20	20
Ladder Capital Finance Holdings LLLP
4.750%, 06/15/2029 (A)	50	50
4.250%, 02/01/2027 (A)	100	100
LD Holdings Group
6.125%, 04/01/2028 (A)	149	148
Liberty Mutual Group
7.800%, 03/15/2037 (A)	100	134
LPL Holdings
4.375%, 05/15/2031 (A)	40	41
4.000%, 03/15/2029 (A)	155	157
Malaysia Sukuk Global
3.179%, 04/27/2026	500	547
Malaysia Wakala Sukuk
2.070%, 04/28/2031 (A)	250	255
MDGH - GMTN BV MTN
3.950%, 05/21/2050	200	229
2.500%, 05/21/2026	500	525
MGIC Investment
5.250%, 08/15/2028	50	53
Midcap Financial Issuer Trust
6.500%, 05/01/2028 (A)	200	208
Modulaire Global Finance
8.000%, 02/15/2023 (A)	200	206
MPH Acquisition Holdings
5.750%, 11/01/2028 (A)	165	160
MSCI
4.000%, 11/15/2029 (A)	70	75
3.875%, 02/15/2031 (A)	135	143
3.625%, 09/01/2030 (A)	70	74
3.625%, 11/01/2031 (A)	55	58
Mumtalakat Sukuk Holding
5.625%, 02/27/2024	200	212
Nationstar Mortgage Holdings
5.500%, 08/15/2028 (A)	200	203

52	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.125%, 12/15/2030 (A)	$66	$66
Navient
6.750%, 06/25/2025	150	167
5.000%, 03/15/2027	100	104
4.875%, 03/15/2028	100	101
Navient MTN
6.125%, 03/25/2024	224	243
New Residential Investment
6.250%, 10/15/2025 (A)	60	60
NFP
6.875%, 08/15/2028 (A)	200	208
4.875%, 08/15/2028 (A)	13	13
Oman Sovereign Sukuk
4.397%, 06/01/2024	500	519
OneMain Finance
8.875%, 06/01/2025	64	70
7.125%, 03/15/2026	200	235
6.625%, 01/15/2028	100	116
6.125%, 03/15/2024	250	269
5.625%, 03/15/2023	100	106
5.375%, 11/15/2029	100	110
3.500%, 01/15/2027	20	20
PennyMac Financial Services
5.375%, 10/15/2025 (A)	50	52
4.250%, 02/15/2029 (A)	85	82
PHH Mortgage
7.875%, 03/15/2026 (A)	30	31
Quicken Loans
5.250%, 01/15/2028 (A)	100	105
3.625%, 03/01/2029 (A)	100	100
Radian Group
6.625%, 03/15/2025	50	56
4.875%, 03/15/2027	117	127
Sabre GLBL
9.250%, 04/15/2025 (A)	100	117
7.375%, 09/01/2025 (A)	90	96
Sharjah Sukuk Program
2.942%, 06/10/2027	500	511
SLM
4.200%, 10/29/2025	100	108
Starwood Property Trust
4.750%, 03/15/2025	100	106
3.625%, 07/15/2026 (A)	110	112
Stena International
5.750%, 03/01/2024 (A)	200	206
StoneX Group
8.625%, 06/15/2025 (A)	7	8
Tempo Acquisition
5.750%, 06/01/2025 (A)	50	53
Third Pakistan International Sukuk
5.625%, 12/05/2022	500	512

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TMX Finance
11.125%, 04/01/2023 (A)	$100	$102
UniCredit
5.861%, VAR USD ICE Swap 11:00 NY 5 Yr+3.703%, 06/19/2032 (A)	100	111
UniCredit MTN
7.296%, VAR USD ICE Swap 11:00 NY 5 Yr+4.914%, 04/02/2034 (A)	100	121
5.459%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.750%, 06/30/2035 (A)	200	221
United Wholesale Mortgage
5.500%, 04/15/2029 (A)	100	99
USI
6.875%, 05/01/2025 (A)	50	51

		18,630

Health Care — 4.3%
AdaptHealth
6.125%, 08/01/2028 (A)	61	64
4.625%, 08/01/2029 (A)	50	50
AHP Health Partners
5.750%, 07/15/2029 (A)	50	51
Akumin
7.000%, 11/01/2025 (A)	140	143
Avantor Funding
4.625%, 07/15/2028 (A)	100	105
Bausch Health
9.000%, 12/15/2025 (A)	250	267
6.250%, 02/15/2029 (A)	200	199
6.125%, 04/15/2025 (A)	100	102
5.500%, 11/01/2025 (A)	350	357
5.250%, 02/15/2031 (A)	100	94
5.000%, 01/30/2028 (A)	100	95
5.000%, 02/15/2029 (A)	420	397
4.875%, 06/01/2028 (A)	35	36
Bausch Health Americas
8.500%, 01/31/2027 (A)	450	487
Catalent Pharma Solutions
3.125%, 02/15/2029 (A)	117	115
Centene
5.375%, 06/01/2026 (A)	220	229
5.375%, 08/15/2026 (A)	100	104
4.625%, 12/15/2029	500	548
4.250%, 12/15/2027	300	317
3.375%, 02/15/2030	50	52
3.000%, 10/15/2030	10	10
2.625%, 08/01/2031	65	65
2.500%, 03/01/2031	280	280
2.450%, 07/15/2028	80	81
Charles River Laboratories International
4.250%, 05/01/2028 (A)	50	52

Adviser Managed Trust / Annual Report / July 31, 2021	53

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.000%, 03/15/2031 (A)	$50	$53
3.750%, 03/15/2029 (A)	83	85
Cheplapharm Arzneimittel GmbH
5.500%, 01/15/2028 (A)	100	102
CHS
8.000%, 03/15/2026 (A)	200	214
6.875%, 04/01/2028 (A)	200	198
6.875%, 04/15/2029 (A)	185	195
6.625%, 02/15/2025 (A)	100	105
6.125%, 04/01/2030 (A)	137	139
6.000%, 01/15/2029 (A)	50	53
5.625%, 03/15/2027 (A)	200	212
4.750%, 02/15/2031 (A)	90	91
DaVita
4.625%, 06/01/2030 (A)	425	439
Elanco Animal Health
5.272%, 08/28/2023	100	107
Encompass Health
4.750%, 02/01/2030	100	107
4.625%, 04/01/2031	40	44
4.500%, 02/01/2028	100	104
Endo DAC
9.500%, 07/31/2027 (A)	100	100
6.000%, 06/30/2028 (A)	300	203
Endo Luxembourg Finance I Sarl
6.125%, 04/01/2029 (A)	90	89
Envision Healthcare
8.750%, 10/15/2026 (A)	200	147
Global Medical Response
6.500%, 10/01/2025 (A)	64	66
HCA
7.500%, 11/06/2033	200	283
5.875%, 05/01/2023	30	32
5.875%, 02/15/2026	150	174
5.875%, 02/01/2029	100	122
5.625%, 09/01/2028	200	241
5.375%, 02/01/2025	350	397
3.500%, 09/01/2030	210	228
HCRX Investments Holdco
4.500%, 08/01/2029 (A)	20	20
Hologic
4.625%, 02/01/2028 (A)	50	53
Jaguar Holding II
4.625%, 06/15/2025 (A)	100	105
Jazz Securities DAC
4.375%, 01/15/2029 (A)	200	208
Lannett
7.750%, 04/15/2026 (A)	50	49
LifePoint Health
5.375%, 01/15/2029 (A)	125	124
MEDNAX
6.250%, 01/15/2027 (A)	135	142

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ModivCare
5.875%, 11/15/2025 (A)	$100	$106
Molina Healthcare
4.375%, 06/15/2028 (A)	100	105
Organon
5.125%, 04/30/2031 (A)	200	206
4.125%, 04/30/2028 (A)	200	205
Ortho-Clinical Diagnostics
7.250%, 02/01/2028 (A)	40	44
Owens & Minor
4.500%, 03/31/2029 (A)	65	67
P&L Development
7.750%, 11/15/2025 (A)	100	105
Par Pharmaceutical
7.500%, 04/01/2027 (A)	200	204
Prestige Brands
3.750%, 04/01/2031 (A)	150	148
Prime Healthcare Services
7.250%, 11/01/2025 (A)	231	248
Radiology Partners
9.250%, 02/01/2028 (A)	100	108
RegionalCare Hospital Partners Holdings
9.750%, 12/01/2026 (A)	135	143
RP Escrow Issuer
5.250%, 12/15/2025 (A)	150	153
Select Medical
6.250%, 08/15/2026 (A)	200	211
Surgery Center Holdings
6.750%, 07/01/2025 (A)	22	22
Syneos Health
3.625%, 01/15/2029 (A)	100	99
Team Health Holdings
6.375%, 02/01/2025 (A)	100	93
Teleflex
4.625%, 11/15/2027	12	13
4.250%, 06/01/2028 (A)	50	52
Tenet Healthcare
7.500%, 04/01/2025 (A)	300	323
6.875%, 11/15/2031	100	114
6.750%, 06/15/2023	50	54
6.250%, 02/01/2027 (A)	150	156
6.125%, 10/01/2028 (A)	300	320
5.125%, 11/01/2027 (A)	200	210
4.875%, 01/01/2026 (A)	200	207
4.625%, 06/15/2028 (A)	50	52
4.250%, 06/01/2029 (A)	200	204
US Acute Care Solutions
6.375%, 03/01/2026 (A)	70	73
US Renal Care
10.625%, 07/15/2027 (A)	100	109
Varex Imaging
7.875%, 10/15/2027 (A)	90	100

54	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Vizient
6.250%, 05/15/2027 (A)	$200	$209

		13,794

Industrials — 7.3%
ACCO Brands
4.250%, 03/15/2029 (A)	85	85
ADT Security
4.875%, 07/15/2032 (A)	20	21
4.125%, 08/01/2029 (A)	50	50
3.500%, 07/15/2022	200	205
Advanced Drainage Systems
5.000%, 09/30/2027 (A)	99	103
AECOM
5.125%, 03/15/2027	100	111
AerCap Global Aviation Trust
6.500%, VAR ICE LIBOR USD 3
Month+4.300%, 06/15/2045 (A)	200	214
Aeropuerto Internacional de Tocumen
6.000%, 11/18/2048	493	575
Ahern Rentals
7.375%, 05/15/2023 (A)	70	63
Air Canada
3.875%, 08/15/2026 (A)	60	60
Allison Transmission
4.750%, 10/01/2027 (A)	49	51
3.750%, 01/30/2031 (A)	100	100
Alta Equipment Group
5.625%, 04/15/2026 (A)	40	41
American Airlines
11.750%, 07/15/2025 (A)	269	336
5.750%, 04/20/2029 (A)	290	313
5.500%, 04/20/2026 (A)	360	377
Amsted Industries
4.625%, 05/15/2030 (A)	50	52
Apex Tool Group
9.000%, 02/15/2023 (A)	151	151
APi Group DE
4.125% cash/0% PIK, 07/15/2029 (A)	50	49
Aptim
7.750%, 06/15/2025 (A)	100	86
APX Group
6.750%, 02/15/2027 (A)	140	148
5.750%, 07/15/2029 (A)	90	90
Arcosa
4.375%, 04/15/2029 (A)	50	51
ARD Finance
6.500% cash/0% PIK, 06/30/2027 (A)	200	211
Ardagh Metal Packaging Finance USA
3.250%, 09/01/2028 (A)	50	50
Ardagh Packaging Finance
5.250%, 04/30/2025 (A)	250	261

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.250%, 08/15/2027 (A)	$200	$204
ASGN
4.625%, 05/15/2028 (A)	100	104
Ashton Woods USA
4.625%, 08/01/2029 (A)	25	25
Atkore
4.250%, 06/01/2031 (A)	50	51
ATS Automation Tooling Systems
4.125%, 12/15/2028 (A)	100	102
Avis Budget Car Rental
5.375%, 03/01/2029 (A)	95	99
4.750%, 04/01/2028 (A)	75	76
Beacon Roofing Supply
4.125%, 05/15/2029 (A)	50	50
Boise Cascade
4.875%, 07/01/2030 (A)	42	44
Bombardier
7.875%, 04/15/2027 (A)	275	285
7.500%, 12/01/2024 (A)	200	208
7.125%, 06/15/2026 (A)	116	121
Booz Allen Hamilton
4.000%, 07/01/2029 (A)	25	26
3.875%, 09/01/2028 (A)	70	71
Brand Industrial Services
8.500%, 07/15/2025 (A)	100	102
Brightstar Escrow
9.750%, 10/15/2025 (A)	100	107
Brookfield Residential Properties
5.000%, 06/15/2029 (A)	50	51
4.875%, 02/15/2030 (A)	100	100
Brundage-Bone Concrete Pumping Holdings
6.000%, 02/01/2026 (A)	35	37
Builders FirstSource
5.000%, 03/01/2030 (A)	70	74
4.250%, 02/01/2032 (A)	40	41
BWX Technologies
4.125%, 04/15/2029 (A)	50	51
Cargo Aircraft Management
4.750%, 02/01/2028 (A)	165	169
Cascades
5.375%, 01/15/2028 (A)	100	105
China Minmetals
3.750% B)(F)	500	511
Clean Harbors
4.875%, 07/15/2027 (A)	50	52
Colfax
6.375%, 02/15/2026 (A)	100	106
CoreCivic
8.250%, 04/15/2026	40	42
CoreLogic
4.500%, 05/01/2028 (A)	83	83

Adviser Managed Trust / Annual Report / July 31, 2021	55

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cornerstone Building Brands
6.125%, 01/15/2029 (A)	$53	$56
Covanta Holding
5.875%, 07/01/2025	100	104
CP Atlas Buyer
7.000%, 12/01/2028 (A)	50	52
Danaos
8.500%, 03/01/2028 (A)	100	108
Delta Air Lines
7.375%, 01/15/2026	351	413
Deluxe
8.000%, 06/01/2029 (A)	35	38
DP World Crescent
3.908%, 05/31/2023	500	524
Dun & Bradstreet
6.875%, 08/15/2026 (A)	44	47
Dycom Industries
4.500%, 04/15/2029 (A)	35	35
Empire Communities
7.000%, 12/15/2025 (A)	150	158
Empresa de Transporte de Pasajeros Metro
4.700%, 05/07/2050	250	301
EnPro Industries
5.750%, 10/15/2026	4	4
First Student Bidco
4.000%, 07/31/2029 (A)	80	80
Flex Acquisition
7.875%, 07/15/2026 (A)	100	104
Fluor
3.500%, 12/15/2024	50	52
Fortress Transportation and Infrastructure Investors
9.750%, 08/01/2027 (A)	100	114
6.500%, 10/01/2025 (A)	100	104
5.500%, 05/01/2028 (A)	20	21
FXI Holdings
12.250%, 11/15/2026 (A)	200	228
Georgian Railway JSC
4.000%, 06/17/2028	250	252
GFL Environmental
4.750%, 06/15/2029 (A)	30	31
4.000%, 08/01/2028 (A)	50	49
3.750%, 08/01/2025 (A)	100	103
3.500%, 09/01/2028 (A)	80	80
Global Infrastructure Solutions
5.625%, 06/01/2029 (A)	40	41
GrafTech Finance
4.625%, 12/15/2028 (A)	100	103
Graham Packaging
7.125%, 08/15/2028 (A)	100	107
Granite US Holdings
11.000%, 10/01/2027 (A)	20	22

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Great Lakes Dredge & Dock
5.250%, 06/01/2029 (A)	$15	$15
Griffon
5.750%, 03/01/2028	135	142
Grinding Media
7.375%, 12/15/2023 (A)	100	101
GYP Holdings III
4.625%, 05/01/2029 (A)	25	25
H&E Equipment Services
3.875%, 12/15/2028 (A)	20	20
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (A)	175	183
Hillenbrand
5.750%, 06/15/2025	100	107
3.750%, 03/01/2031	40	41
Howmet Aerospace
6.875%, 05/01/2025	250	291
5.950%, 02/01/2037	100	127
5.900%, 02/01/2027	10	12
IAA
5.500%, 06/15/2027 (A)	100	105
Icahn Enterprises
6.750%, 02/01/2024	28	29
6.375%, 12/15/2025	42	43
6.250%, 05/15/2026	132	139
5.250%, 05/15/2027	200	210
4.750%, 09/15/2024	165	172
Imola Merger
4.750%, 05/15/2029 (A)	225	232
Intelligent Packaging Finco
6.000%, 09/15/2028 (A)	135	140
Interface
5.500%, 12/01/2028 (A)	100	104
Intertape Polymer Group
4.375%, 06/15/2029 (A)	20	20
James Hardie International Finance DAC
5.000%, 01/15/2028 (A)	50	53
JELD-WEN
4.625%, 12/15/2025 (A)	200	204
KAR Auction Services
5.125%, 06/01/2025 (A)	100	102
Kratos Defense & Security Solutions
6.500%, 11/30/2025 (A)	50	52
LABL
10.500%, 07/15/2027 (A)	100	110
6.750%, 07/15/2026 (A)	60	64
Madison IAQ
5.875%, 06/30/2029 (A)	60	61
4.125%, 06/30/2028 (A)	35	35
Manitowoc
9.000%, 04/01/2026 (A)	100	108

56	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Masonite International
3.500%, 02/15/2030 (A)	$100	$101
Mauser Packaging Solutions Holding
7.250%, 04/15/2025 (A)	150	146
5.500%, 04/15/2024 (A)	300	302
Meritor
4.500%, 12/15/2028 (A)	100	102
Mexico City Airport Trust
5.500%, 07/31/2047	200	202
Moog
4.250%, 12/15/2027 (A)	50	52
Mueller Water Products
4.000%, 06/15/2029 (A)	15	16
Nielsen Finance
5.625%, 10/01/2028 (A)	100	106
4.750%, 07/15/2031 (A)	21	21
4.500%, 07/15/2029 (A)	27	27
Nielsen Luxembourg SARL
5.000%, 02/01/2025 (A)	292	300
Pactiv
7.950%, 12/15/2025	200	225
Picasso Finance Sub
6.125%, 06/15/2025 (A)	82	87
Pitney Bowes
7.250%, 03/15/2029 (A)	40	43
6.875%, 03/15/2027 (A)	97	103
Powerchina Roadbridge Group British Virgin Islands
3.080% B)(F)	200	200
PowerTeam Services
9.033%, 12/04/2025 (A)	150	165
RBS Global
4.875%, 12/15/2025 (A)	100	102
Resideo Funding
6.125%, 11/01/2026 (A)	9	9
Rolls-Royce
5.750%, 10/15/2027 (A)	138	151
3.625%, 10/14/2025 (A)	60	60
RR Donnelley & Sons
6.125%, 11/01/2026 (A)	130	137
Science Applications International
4.875%, 04/01/2028 (A)	40	42
Seaspan
5.500%, 08/01/2029 (A)	48	48
Sensata Technologies
3.750%, 02/15/2031 (A)	50	50
Sensata Technologies BV
5.625%, 11/01/2024 (A)	200	223
4.000%, 04/15/2029 (A)	135	139
Spirit AeroSystems
7.500%, 04/15/2025 (A)	200	212
5.500%, 01/15/2025 (A)	150	158

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Spirit Loyalty Cayman
8.000%, 09/20/2025 (A)	$50	$56
SRM Escrow Issuer
6.000%, 11/01/2028 (A)	225	240
SSL Robotics
9.750%, 12/31/2023 (A)	118	130
Standard Industries
5.000%, 02/15/2027 (A)	250	258
4.750%, 01/15/2028 (A)	20	21
4.375%, 07/15/2030 (A)	110	113
Summit Materials
5.250%, 01/15/2029 (A)	100	106
Terex
5.000%, 05/15/2029 (A)	63	65
Titan International
7.000%, 04/30/2028 (A)	100	104
TK Elevator US Newco
5.250%, 07/15/2027 (A)	159	168
TransDigm
7.500%, 03/15/2027	75	79
6.375%, 06/15/2026	100	103
6.250%, 03/15/2026 (A)	500	524
5.500%, 11/15/2027	170	176
4.875%, 05/01/2029 (A)	150	150
4.625%, 01/15/2029 (A)	115	115
TransDigm UK Holdings
6.875%, 05/15/2026	160	169
Transnet SOC
4.000%, 07/26/2022	200	203
TriMas
4.125%, 04/15/2029 (A)	55	56
TriNet Group
3.500%, 03/01/2029 (A)	55	55
Triumph Group
8.875%, 06/01/2024 (A)	166	184
Trivium Packaging Finance BV
8.500%, 08/15/2027 (A)	65	70
5.500%, 08/15/2026 (A)	200	209
Tutor Perini
6.875%, 05/01/2025 (A)	250	258
Uber Technologies
7.500%, 09/15/2027 (A)	266	291
United Airlines
4.625%, 04/15/2029 (A)	184	189
4.375%, 04/15/2026 (A)	182	187
United Airlines Holdings
5.000%, 02/01/2024	100	104
4.875%, 01/15/2025	100	103
United Rentals North America
5.500%, 05/15/2027	150	158
5.250%, 01/15/2030	100	109
4.875%, 01/15/2028	300	317

Adviser Managed Trust / Annual Report / July 31, 2021	57

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.750%, 01/15/2032	$31	$31
Vertical Holdco GmbH
7.625%, 07/15/2028 (A)	50	54
Victors Merger
6.375%, 05/15/2029 (A)	22	22
VM Consolidated
5.500%, 04/15/2029 (A)	50	51
Watco
6.500%, 06/15/2027 (A)	100	107
Weekley Homes
4.875%, 09/15/2028 (A)	100	103
Welbilt
9.500%, 02/15/2024	100	104
WESCO Distribution
7.250%, 06/15/2028 (A)	150	167
7.125%, 06/15/2025 (A)	200	215
Williams Scotsman International
4.625%, 08/15/2028 (A)	50	52
Wolverine Escrow
9.000%, 11/15/2026 (A)	100	97
8.500%, 11/15/2024 (A)	100	97
XPO Logistics
6.250%, 05/01/2025 (A)	150	159

		23,187

Information Technology — 3.1%
Ahead DB Holdings
6.625%, 05/01/2028 (A)	67	69
ams
7.000%, 07/31/2025 (A)	100	107
Austin BidCo
7.125%, 12/15/2028 (A)	100	102
Avaya
6.125%, 09/15/2028 (A)	125	134
Black Knight InfoServ
3.625%, 09/01/2028 (A)	135	135
CDK Global
5.250%, 05/15/2029 (A)	100	109
CDW
4.250%, 04/01/2028	100	104
4.125%, 05/01/2025	100	104
3.250%, 02/15/2029	50	50
Clarivate Science Holdings
4.875%, 06/30/2029 (A)	35	35
3.875%, 06/30/2028 (A)	140	141
CommScope
6.000%, 03/01/2026 (A)	500	521
CommScope Technologies
6.000%, 06/15/2025 (A)	200	203
CPI CG
8.625%, 03/15/2026 (A)	35	37

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Crowdstrike Holdings
3.000%, 02/15/2029	$50	$51
Dell
6.500%, 04/15/2038	28	37
5.400%, 09/10/2040	30	36
Diebold Nixdorf
8.500%, 04/15/2024	264	269
Elastic
4.125%, 07/15/2029 (A)	65	65
Endure Digital
6.000%, 02/15/2029 (A)	90	87
Entegris
3.625%, 05/01/2029 (A)	125	128
Fair Isaac
4.000%, 06/15/2028 (A)	80	84
Gartner
4.500%, 07/01/2028 (A)	50	53
3.625%, 06/15/2029 (A)	40	41
Go Daddy Operating
3.500%, 03/01/2029 (A)	90	90
Granite Merger Sub 2
11.000%, 07/15/2027 (A)	40	45
Helios Software Holdings
4.625%, 05/01/2028 (A)	30	30
Hughes Satellite Systems
6.625%, 08/01/2026	127	143
5.250%, 08/01/2026	80	89
Intrado
8.500%, 10/15/2025 (A)	167	162
J2 Global
4.625%, 10/15/2030 (A)	100	106
MicroStrategy
6.125%, 06/15/2028 (A)	15	15
MoneyGram International
5.375%, 08/01/2026 (A)	20	21
NCR
5.250%, 10/01/2030 (A)	75	79
5.125%, 04/15/2029 (A)	118	123
5.000%, 10/01/2028 (A)	123	127
Nuance Communications
5.625%, 12/15/2026	50	52
Open Text
5.875%, 06/01/2026 (A)	100	103
3.875%, 02/15/2028 (A)	90	93
Open Text Holdings
4.125%, 02/15/2030 (A)	95	98
Paysafe Finance
4.000%, 06/15/2029 (A)	50	49
Plantronics
4.750%, 03/01/2029 (A)	150	146
Presidio Holdings
8.250%, 02/01/2028 (A)	44	48

58	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.875%, 02/01/2027 (A)	$54	$56
PTC
3.625%, 02/15/2025 (A)	100	103
Qorvo
4.375%, 10/15/2029	80	87
3.375%, 04/01/2031 (A)	50	52
Rackspace Technology Global
5.375%, 12/01/2028 (A)	50	51
3.500%, 02/15/2028 (A)	125	120
Rocket Software
6.500%, 02/15/2029 (A)	110	110
Seagate HDD Cayman
4.875%, 03/01/2024	50	54
4.875%, 06/01/2027	100	112
4.750%, 01/01/2025	100	110
4.125%, 01/15/2031 (A)	50	52
4.091%, 06/01/2029 (A)	100	105
3.125%, 07/15/2029 (A)	100	98
Shift4 Payments
4.625%, 11/01/2026 (A)	100	104
Sprint
7.875%, 09/15/2023	500	566
7.625%, 02/15/2025	245	289
7.625%, 03/01/2026	100	122
7.125%, 06/15/2024	230	264
Sprint Capital
8.750%, 03/15/2032	100	154
6.875%, 11/15/2028	100	129
Sprint Communications
6.000%, 11/15/2022	500	529
Square
3.500%, 06/01/2031 (A)	42	44
2.750%, 06/01/2026 (A)	50	51
SS&C Technologies
5.500%, 09/30/2027 (A)	217	230
Switch
4.125%, 06/15/2029 (A)	40	41
3.750%, 09/15/2028 (A)	123	126
Synaptics
4.000%, 06/15/2029 (A)	75	76
TTM Technologies
4.000%, 03/01/2029 (A)	45	45
Twilio
3.875%, 03/15/2031	45	47
3.625%, 03/15/2029	90	92
Unisys
6.875%, 11/01/2027 (A)	100	109
Veritas US
10.500%, 02/01/2024 (A)	500	509
Viasat
6.500%, 07/15/2028 (A)	200	212

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Western Digital
4.750%, 02/15/2026	$230	$255
Xerox
6.750%, 12/15/2039	40	45
4.375%, 03/15/2023	100	105
Xerox Holdings
5.000%, 08/15/2025 (A)	200	213
ZoomInfo Technologies
3.875%, 02/01/2029 (A)	117	117

		9,905

Materials — 4.3%
Alcoa Nederland Holding BV
6.125%, 05/15/2028 (A)	120	131
4.125%, 03/31/2029 (A)	200	210
Allegheny Technologies
7.875%, 08/15/2023	100	109
ArcelorMittal
7.000%, 03/01/2041	100	144
4.550%, 03/11/2026	81	91
3.600%, 07/16/2024	50	53
Arconic
6.125%, 02/15/2028 (A)	165	176
6.000%, 05/15/2025 (A)	120	127
Ashland
4.750%, 08/15/2022	2	2
Avient
5.750%, 05/15/2025 (A)	100	105
Axalta Coating Systems
4.750%, 06/15/2027 (A)	100	105
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	100	107
Ball
5.250%, 07/01/2025	135	152
2.875%, 08/15/2030	100	99
Berry Global
5.625%, 07/15/2027 (A)	100	105
4.875%, 07/15/2026 (A)	85	90
4.500%, 02/15/2026 (A)	50	51
Big River Steel
6.625%, 01/31/2029 (A)	100	110
Carpenter Technology
4.450%, 03/01/2023	85	89
Century Aluminum
7.500%, 04/01/2028 (A)	50	53
CF Industries
4.950%, 06/01/2043	200	246
Chemours
7.000%, 05/15/2025	165	170
5.375%, 05/15/2027	51	55
Chinalco Capital Holdings
2.125%, 06/03/2026	250	249

Adviser Managed Trust / Annual Report / July 31, 2021	59

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Clearwater Paper
4.750%, 08/15/2028 (A)	$100	$101
Cleveland-Cliffs
9.875%, 10/17/2025 (A)	175	205
5.875%, 06/01/2027	50	53
4.875%, 03/01/2031 (A)	105	113
4.625%, 03/01/2029 (A)	45	48
CNAC HK Finbridge
5.125%, 03/14/2028	500	569
3.500%, 07/19/2022	500	510
Coeur Mining
5.125%, 02/15/2029 (A)	100	97
Commercial Metals
3.875%, 02/15/2031	35	35
Constellium
5.625%, 06/15/2028 (A)	50	53
3.750%, 04/15/2029 (A)	50	50
Cornerstone Chemical
6.750%, 08/15/2024 (A)	100	90
Crown Americas
4.750%, 02/01/2026	10	10
4.500%, 01/15/2023	3	3
CVR Partners
6.125%, 06/15/2028 (A)	15	16
Element Solutions
3.875%, 09/01/2028 (A)	100	102
FMG Resources August 2006 Pty
4.375%, 04/01/2031 (A)	162	176
Freeport-McMoRan
5.450%, 03/15/2043	200	257
5.400%, 11/14/2034	100	127
5.000%, 09/01/2027	191	202
4.125%, 03/01/2028	147	154
3.875%, 03/15/2023	150	156
GPD
10.125%, 04/01/2026 (A)	100	108
Graphic Packaging International
3.500%, 03/15/2028 (A)	100	101
Greif
6.500%, 03/01/2027 (A)	50	53
HB Fuller
4.250%, 10/15/2028	100	102
Hecla Mining
7.250%, 02/15/2028	50	54
Herens Holdco Sarl
4.750%, 05/15/2028 (A)	176	175
Hudbay Minerals
6.125%, 04/01/2029 (A)	100	108
IAMGOLD
5.750%, 10/15/2028 (A)	100	103
Indonesia Asahan Aluminium Persero
4.750%, 05/15/2025	350	383

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
INEOS Quattro Finance 2
3.375%, 01/15/2026 (A)	$50	$50
Infrabuild Australia Pty
12.000%, 10/01/2024 (A)	50	53
Ingevity
3.875%, 11/01/2028 (A)	100	100
Innophos Holdings
9.375%, 02/15/2028 (A)	50	54
Joseph T Ryerson & Son
8.500%, 08/01/2028 (A)	32	35
Kaiser Aluminum
4.625%, 03/01/2028 (A)	100	104
4.500%, 06/01/2031 (A)	15	16
Kraton Polymers
4.250%, 12/15/2025 (A)	50	51
Louisiana-Pacific
3.625%, 03/15/2029 (A)	100	101
LSB Industries
9.625%, 05/01/2023 (A)	50	52
Mercer International
5.125%, 02/01/2029	200	204
Methanex
5.250%, 12/15/2029	70	77
5.125%, 10/15/2027	203	220
Mineral Resources
8.125%, 05/01/2027 (A)	50	55
Nacional del Cobre de Chile
4.375%, 02/05/2049	200	234
3.700%, 01/30/2050	1,000	1,053
3.150%, 01/14/2030	750	790
New
7.500%, 07/15/2027 (A)	42	45
NMG Holding
7.125%, 04/01/2026 (A)	85	91
NOVA Chemicals
5.250%, 06/01/2027 (A)	150	162
4.875%, 06/01/2024 (A)	100	106
4.250%, 05/15/2029 (A)	100	101
Novelis
4.750%, 01/30/2030 (A)	192	205
3.875%, 08/15/2031 (A)	31	31
3.250%, 11/15/2026 (A)	23	23
OCI
4.625%, 10/15/2025 (A)	167	173
OI European Group BV
4.000%, 03/15/2023 (A)	50	52
Olin
9.500%, 06/01/2025 (A)	70	88
5.000%, 02/01/2030	215	230
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	100	108

60	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Rayonier AM Products
7.625%, 01/15/2026 (A)	$200	$206
Resolute Forest Products
4.875%, 03/01/2026 (A)	40	41
SCIH Salt Holdings
6.625%, 05/01/2029 (A)	84	83
4.875%, 05/01/2028 (A)	98	98
Scotts Miracle-Gro
4.500%, 10/15/2029	107	112
4.000%, 04/01/2031 (A)	75	75
Sealed Air
5.500%, 09/15/2025 (A)	184	204
SPCM
4.875%, 09/15/2025 (A)	100	102
SunCoke Energy
4.875%, 06/30/2029 (A)	47	47
Tacora Resources
8.250%, 05/15/2026 (A)	25	26
Taseko Mines
7.000%, 02/15/2026 (A)	75	77
TMS International
6.250%, 04/15/2029 (A)	15	16
TPC Group
10.500%, 08/01/2024 (A)	82	81
Trinseo Materials Operating SCA
5.125%, 04/01/2029 (A)	76	77
Tronox
4.625%, 03/15/2029 (A)	175	178
United States Steel
6.875%, 08/15/2025	100	102
6.875%, 03/01/2029	80	87
US Concrete
5.125%, 03/01/2029 (A)	100	109
Venator Finance Sarl
5.750%, 07/15/2025 (A)	50	48
WR Grace & -Conn
5.625%, 10/01/2024 (A)	30	33
4.875%, 06/15/2027 (A)	100	106

		13,715

Real Estate — 2.0%
Brookfield Property
5.750%, 05/15/2026 (A)	150	156
CTR Partnership
3.875%, 06/30/2028 (A)	25	26
Diversified Healthcare Trust
9.750%, 06/15/2025	378	417
4.750%, 02/15/2028	28	28
4.375%, 03/01/2031	55	54
EPR Properties
5.250%, 07/15/2023	60	63
4.950%, 04/15/2028	10	11

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.750%, 12/15/2026	$12	$13
4.500%, 06/01/2027	10	11
3.750%, 08/15/2029	50	51
Forestar Group
5.000%, 03/01/2028 (A)	50	52
3.850%, 05/15/2026 (A)	30	30
GEO Group
5.125%, 04/01/2023	150	141
Global Net Lease
3.750%, 12/15/2027 (A)	100	99
Howard Hughes
5.375%, 08/01/2028 (A)	88	93
4.375%, 02/01/2031 (A)	80	80
4.125%, 02/01/2029 (A)	55	54
Hunt
5.250%, 04/15/2029 (A)	75	73
Iron Mountain
5.625%, 07/15/2032 (A)	26	28
5.250%, 03/15/2028 (A)	100	104
5.250%, 07/15/2030 (A)	100	107
5.000%, 07/15/2028 (A)	50	52
4.875%, 09/15/2027 (A)	49	51
4.875%, 09/15/2029 (A)	100	105
4.500%, 02/15/2031 (A)	100	102
iStar
4.250%, 08/01/2025	222	230
Kennedy-Wilson
5.000%, 03/01/2031	105	108
4.750%, 03/01/2029	105	108
Lamar Media
4.000%, 02/15/2030	179	182
MGM Growth Properties Operating Partnership
5.750%, 02/01/2027	100	112
5.625%, 05/01/2024	100	108
4.625%, 06/15/2025 (A)	104	110
3.875%, 02/15/2029 (A)	84	86
MPT Operating Partnership
4.625%, 08/01/2029	135	145
3.500%, 03/15/2031	200	205
Outfront Media Capital
5.000%, 08/15/2027 (A)	153	156
4.625%, 03/15/2030 (A)	100	101
Park Intermediate Holdings
5.875%, 10/01/2028 (A)	11	12
4.875%, 05/15/2029 (A)	23	24
Realogy Group
9.375%, 04/01/2027 (A)	125	138
5.750%, 01/15/2029 (A)	90	94
RHP Hotel Properties
4.500%, 02/15/2029 (A)	90	91

Adviser Managed Trust / Annual Report / July 31, 2021	61

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
RLJ Lodging Trust
3.750%, 07/01/2026 (A)	$10	$10
SBA Communications
3.875%, 02/15/2027	50	52
3.125%, 02/01/2029 (A)	155	152
Service Properties Trust
5.500%, 12/15/2027	100	107
4.950%, 02/15/2027	50	49
4.500%, 06/15/2023	289	296
4.375%, 02/15/2030	100	93
3.950%, 01/15/2028	100	94
Uniti Group
7.875%, 02/15/2025 (A)	300	319
7.125%, 12/15/2024 (A)	50	51
6.500%, 02/15/2029 (A)	70	71
4.750%, 04/15/2028 (A)	100	100
VICI Properties
4.250%, 12/01/2026 (A)	258	268
4.125%, 08/15/2030 (A)	138	145
3.750%, 02/15/2027 (A)	76	78
Washington Prime Group
0.000%, 08/15/2024 (D)	100	61
WeWork
7.875%, 05/01/2025 (A)	100	102
XHR
6.375%, 08/15/2025 (A)	100	107
4.875%, 06/01/2029 (A)	25	26

		6,192

Utilities — 2.5%
AES Andres BV
5.700%, 05/04/2028 (A)	200	206
AmeriGas Partners
5.875%, 08/20/2026	242	271
5.500%, 05/20/2025	25	27
Atlantica Sustainable Infrastructure
4.125%, 06/15/2028 (A)	25	26
Banff Merger Sub
9.750%, 09/01/2026 (A)	300	315
Calpine
5.125%, 03/15/2028 (A)	100	101
5.000%, 02/01/2031 (A)	100	101
4.625%, 02/01/2029 (A)	100	99
4.500%, 02/15/2028 (A)	265	273
3.750%, 03/01/2031 (A)	100	96
Clearway Energy Operating
4.750%, 03/15/2028 (A)	158	167
3.750%, 02/15/2031 (A)	60	60
Comision Federal de Electricidad
3.348%, 02/09/2031	200	198
Eskom Holdings SOC
7.125%, 02/11/2025	250	263

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Eskom Holdings SOC MTN
6.350%, 08/10/2028	$250	$277
FirstEnergy
7.375%, 11/15/2031	100	140
5.350%, 07/15/2047	100	126
4.400%, 07/15/2027	200	223
3.350%, 07/15/2022	250	253
2.650%, 03/01/2030	50	51
2.250%, 09/01/2030	100	99
2.050%, 03/01/2025	100	102
InterGen
7.000%, 06/30/2023 (A)	200	198
LBC Tank Terminals Holding Netherlands BV
6.875%, 05/15/2023 (A)	50	50
Leeward Renewable Energy Operations
4.250%, 07/01/2029 (A)	30	31
Midland Cogeneration Venture
6.000%, 03/15/2025 (A)	12	13
NRG Energy
7.250%, 05/15/2026	170	177
6.625%, 01/15/2027	177	183
5.250%, 06/15/2029 (A)	50	54
3.625%, 02/15/2031 (A)	100	101
Pattern Energy Operations
4.500%, 08/15/2028 (A)	50	52
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
4.125%, 05/15/2027	500	543
4.000%, 06/30/2050	200	197
PG&E
5.000%, 07/01/2028	200	195
Solaris Midstream Holdings
7.625%, 04/01/2026 (A)	50	52
SPIC MTN
1.625%, 07/27/2025	250	250
State Grid Overseas Investment 2016 MTN
3.500%, 05/04/2027	200	222
1.625%, 08/05/2030	1,000	965
Suburban Propane Partners
5.000%, 06/01/2031 (A)	67	69
Talen Energy Supply
7.625%, 06/01/2028 (A)	78	71
6.500%, 06/01/2025	300	177
Terraform Global Operating
6.125%, 03/01/2026 (A)	150	154
TerraForm Power Operating
5.000%, 01/31/2028 (A)	200	216
TransAlta
4.500%, 11/15/2022	10	10
Vistra Operations
5.625%, 02/15/2027 (A)	200	207
5.000%, 07/31/2027 (A)	192	198

62	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.375%, 05/01/2029 (A)	$122	$125

		7,984

Total Corporate Obligations (Cost $186,676) ($ Thousands)		187,832

SOVEREIGN DEBT — 39.4%

Abu Dhabi Government International Bond
3.125%, 10/11/2027	500	551
3.125%, 09/30/2049	1,500	1,540
2.500%, 09/30/2029	1,000	1,052
0.750%, 09/02/2023	250	251
Angolan Government International Bond
9.500%, 11/12/2025	700	772
9.125%, 11/26/2049	500	513
8.000%, 11/26/2029	500	517
Argentine Republic Government International Bond
2.500% , 3.500%, 07/09/2022, 07/09/2041 (E)	1,000	373
1.125% , 1.500%, 07/09/2022, 07/09/2035 (E)	2,250	726
0.500% , 0.750%, 07/09/2023, 07/09/2030 (E)	1,750	636
Armenia Government International Bond
3.600%, 02/02/2031 (A)	200	190
Azerbaijan Government International Bond
4.750%, 03/18/2024	500	541
Bahrain Government International Bond
6.125%, 08/01/2023	1,000	1,069
6.000%, 09/19/2044	500	468
5.450%, 09/16/2032	500	489
Belarus Government International Bond
6.875%, 02/28/2023	250	250
Belarus Ministry of Finance
6.378%, 02/24/2031	500	442
Bolivian Government International Bond
4.500%, 03/20/2028	500	447
Brazilian Government International Bond
4.750%, 01/14/2050	1,000	959
4.625%, 01/13/2028	1,000	1,085
3.875%, 06/12/2030	1,700	1,717
3.750%, 09/12/2031	200	197
2.875%, 06/06/2025	1,000	1,032
Chile Government International Bond
3.860%, 06/21/2047	250	278
3.500%, 01/25/2050	750	791
3.240%, 02/06/2028	650	708
3.100%, 05/07/2041	200	202

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Colombia Government International Bond
5.000%, 06/15/2045	$2,000	$2,091
4.500%, 03/15/2029	1,000	1,086
4.000%, 02/26/2024	1,000	1,048
3.250%, 04/22/2032	200	196
Costa Rica Government International Bond
7.158%, 03/12/2045	700	742
6.125%, 02/19/2031	300	319
4.250%, 01/26/2023	300	306
Croatia Government International Bond
6.000%, 01/26/2024	750	848
Dominican Republic International Bond
6.875%, 01/29/2026	1,000	1,151
6.850%, 01/27/2045	400	455
6.000%, 07/19/2028	200	228
5.875%, 01/30/2060	1,000	1,009
5.300%, 01/21/2041	200	203
4.875%, 09/23/2032	1,200	1,245
Ecuador Government International Bond
5.000% , 5.500%, 07/31/2022, 07/31/2030 (E)	1,200	1,047
1.000% , 2.500%, 07/31/2022, 07/31/2035 (E)	1,750	1,212
0.500% , 1.500%, 07/31/2022, 07/31/2040 (E)	500	307
Egypt Government International Bond
8.875%, 05/29/2050	750	798
8.500%, 01/31/2047	750	774
7.500%, 01/31/2027	1,000	1,108
5.875%, 02/16/2031 (A)	350	337
5.750%, 05/29/2024	1,200	1,276
El Salvador Government International Bond
9.500%, 07/15/2052	500	470
7.650%, 06/15/2035	400	349
5.875%, 01/30/2025	700	627
Emirate of Dubai Government International Bond MTN
3.900%, 09/09/2050	200	187
Ethiopia Government International Bond
6.625%, 12/11/2024	200	178
Export-Import Bank of India MTN
3.250%, 01/15/2030	1,250	1,281
Gabon Government International Bond
6.625%, 02/06/2031	500	501
Ghana Government International Bond
8.950%, 03/26/2051	200	195
7.875%, 02/11/2035	1,200	1,151
6.375%, 02/11/2027	1,400	1,376
Guatemala Government International Bond
6.125%, 06/01/2050	500	597
4.500%, 05/03/2026	500	545

Adviser Managed Trust / Annual Report / July 31, 2021	63

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Honduras Government International Bond
5.625%, 06/24/2030	$350	$365
Hungary Government International Bond
7.625%, 03/29/2041	450	757
5.375%, 03/25/2024	800	900
Indonesia Government International Bond
6.750%, 01/15/2044	750	1,113
4.750%, 01/08/2026	1,250	1,430
4.350%, 01/11/2048	750	857
3.850%, 10/15/2030	250	280
Iraq Government International Bond
5.800%, 01/15/2028	609	582
Ivory Coast Government International Bond
6.125%, 06/15/2033	500	541
Jamaica Government International Bond
7.875%, 07/28/2045	500	698
6.750%, 04/28/2028	500	582
Jordan Government International Bond
6.125%, 01/29/2026	500	542
5.850%, 07/07/2030	500	517
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045	750	1,106
3.875%, 10/14/2024	750	817
Kenya Government International Bond
8.000%, 05/22/2032	650	734
6.875%, 06/24/2024	500	549
6.300%, 01/23/2034	200	202
Kuwait International Government Bond
3.500%, 03/20/2027	750	838
Lebanon Government International Bond MTN
6.650%, 02/26/2030 (D)	1,500	180
6.100%, 10/04/2022 (D)	1,500	180
Mexico Government International Bond
6.050%, 01/11/2040	1,250	1,576
5.000%, 04/27/2051	750	859
4.500%, 04/22/2029	750	854
4.150%, 03/28/2027	500	569
Mongolia Government International Bond
5.625%, 05/01/2023	350	368
5.125%, 04/07/2026	300	316
Morocco Government International Bond
4.250%, 12/11/2022	500	524
4.000%, 12/15/2050	350	328
3.000%, 12/15/2032	350	340
Mozambique Government International Bond
5.000% , 9.000%, 09/15/2023, 09/15/2031 (E)	200	170
Nigeria Government International Bond
7.875%, 02/16/2032	750	803

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
7.625%, 11/28/2047	$500	$502
6.500%, 11/28/2027	850	902
Oman Government International Bond
7.375%, 10/28/2032	200	229
6.750%, 01/17/2048	750	757
6.000%, 08/01/2029	750	798
4.750%, 06/15/2026	2,000	2,068
Pakistan Government International Bond
6.875%, 12/05/2027	800	818
6.000%, 04/08/2026	250	252
Panama Government International Bond
4.500%, 04/16/2050	700	797
4.500%, 04/01/2056	1,000	1,141
4.000%, 09/22/2024	450	489
3.875%, 03/17/2028	1,000	1,101
2.252%, 09/29/2032	200	194
Paraguay Government International Bond
5.400%, 03/30/2050	700	823
4.950%, 04/28/2031	700	802
Perusahaan Penerbit SBSN Indonesia III
4.325%, 05/28/2025	500	558
4.150%, 03/29/2027	450	504
3.800%, 06/23/2050	200	210
Peruvian Government International Bond
5.625%, 11/18/2050	250	338
2.783%, 01/23/2031	1,200	1,205
2.780%, 12/01/2060	1,250	1,074
2.392%, 01/23/2026	1,200	1,228
Philippine Government International Bond
3.750%, 01/14/2029	2,500	2,828
3.700%, 02/02/2042	1,000	1,088
3.000%, 02/01/2028	250	270
2.650%, 12/10/2045	500	468
Poland Government International Bond
5.000%, 03/23/2022	1,000	1,030
3.000%, 03/17/2023	500	522
Qatar Government International Bond
5.103%, 04/23/2048	2,000	2,680
4.000%, 03/14/2029	1,000	1,154
3.875%, 04/23/2023	1,000	1,059
3.400%, 04/16/2025	500	544
Romanian Government International Bond
4.000%, 02/14/2051	1,100	1,163
3.000%, 02/14/2031	500	519
Russian Foreign Bond - Eurobond
5.250%, 06/23/2047	1,000	1,270
4.875%, 09/16/2023	1,000	1,085
4.500%, 04/04/2022	1,000	1,026
4.375%, 03/21/2029	1,400	1,588
Saudi Government International Bond
5.250%, 01/16/2050	200	263
4.500%, 10/26/2046	1,250	1,467

64	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
4.500%, 04/22/2060	$500	$609
3.250%, 10/26/2026	1,000	1,089
3.250%, 10/22/2030	1,450	1,569
2.875%, 03/04/2023	1,000	1,034
Senegal Government International Bond
6.750%, 03/13/2048	250	256
6.250%, 05/23/2033	250	265
Serbia Government International Bond
2.125%, 12/01/2030	200	190
South Africa Government International Bond
5.875%, 09/16/2025	1,250	1,414
5.750%, 09/30/2049	1,000	1,014
4.850%, 09/30/2029	950	1,003
Sri Lanka Government International Bond
7.550%, 03/28/2030	1,000	612
6.850%, 11/03/2025	1,000	636
5.750%, 04/18/2023	700	507
Trinidad & Tobago Government International Bond
4.500%, 08/04/2026	400	422
Turkey Government International Bond
7.625%, 04/26/2029	1,750	1,927
7.375%, 02/05/2025	100	108
6.350%, 08/10/2024	1,750	1,840
4.875%, 04/16/2043	1,250	1,004
4.750%, 01/26/2026	200	198
Ukraine Government International Bond
7.750%, 09/01/2023	1,450	1,553
7.750%, 09/01/2026	1,000	1,094
7.375%, 09/25/2032	700	728
7.253%, 03/15/2033	500	516
Uruguay Government International Bond
5.100%, 06/18/2050	1,700	2,227
4.375%, 01/23/2031	1,250	1,461
Uzbekistan Government International Bond
3.900%, 10/19/2031	200	200
3.700%, 11/25/2030	250	247
Vietnam Government International Bond
4.800%, 11/19/2024	250	278
Zambia Government International Bond
8.970%, 07/30/2027	700	452

Total Sovereign Debt (Cost $126,152) ($ Thousands)		124,783

Total Investments in Securities — 98.6% (Cost $312,828) ($ Thousands)		$312,615

Percentages are based on Net Assets of $316,957 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2021, the value of these securities amounted to $106,017 ($ Thousands), representing 33.4% of the Net Assets of the Fund.

(B)	Perpetual security with no stated maturity date.
(C)	Rate shown is the effective yield at the time of purchase.
(D)	Security is in default on interest payment.
(E)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(F)	Variable of floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

CJSC— Closed Joint-Stock Company

DAC — Designated Activity Company

ICE— Intercontinental Exchange

JSC— Joint-Stock Company

LIBOR — London Interbank Offered Rate

LLLP — Limited Liability Limited Partnership

MTN — Medium Term Note

PIK — Payment In-Kind

USD — United States Dollar

VAR — Variable Rate

As of July 31, 2021, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2021	65

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

July 31, 2021

	Tactical Offensive Equity Fund	Tactical Offensive Core Fixed Income Fund	Tactical Offensive Enhanced Fixed Income Fund
Assets:
Investments, at value†	$2,450,229	$1,223,030	$312,615
Affiliated investments, at value††	50,777	—	—
Cash	190,002	50,730	1,075
Foreign currency, at value †††	244	125	—
Cash pledged as collateral for futures contracts	15,182	—	—
Dividends and interest receivable	1,770	5,280	4,277
Receivable for fund shares sold	532	251	63
Foreign tax reclaim receivable	385	—	—
Receivable for investment securities sold	—	3,863	103
Unrealized gain on forward foreign currency contracts	—	1,000	—
Prepaid expenses	19	13	—
Total Assets	2,709,140	1,284,292	318,133
Liabilities:
Payable for variation margin	1,884	—	—
Payable for fund shares redeemed	1,085	303	66
Shareholder servicing fees payable	571	260	67
Administration fees payable	395	8	32
Payable to custodian	280	18	19
Investment advisory fees payable	98	50	73
Trustees fees payable	16	7	2
Chief Compliance Officer fees payable	5	2	1
Payable for investment securities purchased	—	53,270	884
Unrealized loss on forward foreign currency contracts	—	17	—
Unrealized loss on foreign spot currency contracts	—	85	—
Accrued expense payable	190	93	32
Total Liabilities	4,524	54,113	1,176
Net Assets	$2,704,616	$1,230,179	$316,957
† Cost of investments	$1,833,431	$1,226,387	$312,828
†† Cost of affiliated investments	50,777	—	—
††† Cost of foreign currency	243	126	—
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$1,993,619	$1,253,031	$315,879
Total distributable earnings (accumulated losses)	710,997	(22,852)	1,078
Net Assets	$2,704,616	$1,230,179	$316,957
Net Asset Value, Offering and Redemption Price Per Share	$23.43	$9.73	$10.04
	($2,704,615,690 ÷	($1,230,179,135 ÷	($316,956,822 ÷
	115,415,452 shares)	126,423,396 shares)	31,580,487 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

66	Adviser Managed Trust / Annual Report / July 31, 2021

STATEMENTS OF OPERATIONS ($ Thousands)

For the year or period ended July 31, 2021

	Tactical Offensive Equity Fund	Tactical Offensive Core Fixed Income Fund	Tactical Offensive Enhanced Fixed Income Fund‡
Investment income:
Dividends	$36,386	$—	$—
Dividends from affiliated investments (1)	1	—	—
Interest income	10	10,996	7,606
Less: foreign taxes withheld	(473)	—	(29)
Total investment income	35,924	10,996	7,577
Expenses:
Shareholder servicing fees	6,012	3,281	419
Investment advisory fees	4,810	1,968	503
Administration fees	4,790	2,625	335
Trustee fees	55	30	5
Chief Compliance Officer fees	14	8	1
Professional fees	170	96	16
Custodian/wire agent fees	166	51	10
Printing fees	108	63	7
Registration fees	46	31	—
Other expenses	154	93	48
Total expenses	16,325	8,246	1,344
Less:
Waiver of investment advisory fees	(3,754)	(1,215)	(65)
Waiver of administration fees	(494)	(2,518)	(304)
Net expenses	12,077	4,513	975
Net investment income	23,847	6,483	6,602
Net realized gain/(loss) on:
Investments	44,977	(3,948)	444
Futures contracts	65,964	—	—
Forward foreign currency contracts	—	(3,452)	—
Foreign currency transactions	14	1,204	—
Net change in unrealized appreciation/(depreciation) on:
Investments	593,922	(21,424)	(213)
Futures contracts	(9,280)	—	—
Forward foreign currency contracts	—	3,640	—
Foreign currency and translation of other assets and liabilities denominated in foreign currency	10	(42)	—
Net increase/(decrease) in net assets resulting from operations	$719,454	$(17,539)	$6,833

‡	Commenced operations on January 12, 2021.

(1)	See Note 5 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2021	67

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended July 31,

	Tactical Offensive Equity Fund		Tactical Offensive Core Fixed Income Fund
	2021	2020†	2021	2020^
Operations:
Net investment income	$23,847	$22,587	$6,483	$28,422
Net realized gain/(loss) from investments and futures contracts	110,941	(132,415)	(3,948)	(34,334)
Net realized gain/(loss) on forward foreign currency contracts and foreign currency transactions	14	(1,834)	(2,248)	2,800
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	584,642	(30,996)	(21,424)	(26,973)
Net change on accrued foreign capital gains tax on appreciated securities	—	76	—	—
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts, foreign currency and translation of other assets and liabilities denominated in foreign currency	10	—	3,598	(3,258)
Net increase/(decrease) in net assets resulting from operations	719,454	(142,582)	(17,539)	(33,343)
Distributions:	(10,009)	(37,495)	(11,845)	(34,147)
Total distributions	(10,009)	(37,495)	(11,845)	(34,147)
Capital share transactions:(1)
Proceeds from shares issued	2,029,388	753,829	289,389	1,595,207
Reinvestment of dividends & distributions	9,978	34,275	11,807	24,837
Cost of shares redeemed	(652,451)	(2,559,406)	(523,938)	(1,627,808)
Net increase/(decrease) in net assets derived from capital share transactions	1,386,915	(1,771,302)	(222,742)	(7,764)
Net increase/(decrease) in net assets	2,096,360	(1,951,379)	(252,126)	(75,254)
Net assets:
Beginning of year	608,256	2,559,635	1,482,305	1,557,559
End of year	$2,704,616	$608,256	$1,230,179	$1,482,305

†	For the period March 10, 2020 through June 3, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

^	For the period March 19, 2020 through June 16, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

(1)	See Note 6 in the Notes to Financial Statements for additional information.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

68	Adviser Managed Trust / Annual Report / July 31, 2021

STATEMENT OF CHANGES IN NET ASSETS ($ Thousands)

For the period ended July 31, 2021

Tactical Offensive Enhanced Fixed Income Fund
2021‡
Operations:
Net investment income	$6,602
Net realized gain from investments	444
Net change in unrealized appreciation/(depreciation) on investments	(213)
Net increase in net assets resulting from operations	6,833
Distributions:	(5,755)
Total distributions	(5,755)
Capital share transactions:(1)
Proceeds from shares issued	338,151
Reinvestment of dividends & distributions	5,739
Cost of shares redeemed	(28,011)
Net increase in net assets derived from capital share transactions	315,879
Net increase in net assets	316,957
Net assets:
Beginning of period	—
End of period	$316,957

‡	Commenced operations on January 12, 2021.

(1)	See Note 6 in the Notes to Financial Statements for additional information.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2021	69

FINANCIAL HIGHLIGHTS

For the years or period ended July 31,

For a share outstanding throughout the years or period

	Net asset value, beginning of year or period	Net investment income(1)	Net realized and unrealized gains/(losses) on securities(1)	Total from operations	Dividends from net investment income	Distributions from realized gains	Total dividends and distributions	Net asset value, end of year or period	Total Return†	Net assets, end of year or period ($ Thousands)	Ratio of net expenses to average net assets	Ratio of expenses to average net assets (excluding fees paid indirectly and including waivers)	Ratio of expenses to average net assets (excluding fees paid indirectly and waivers)	Ratio of net investment income to average net assets	Portfolio turnover†
Tactical Offensive Equity Fund
2021	$17.24	$0.20	$6.07	$6.27	$(0.08)	$–	$(0.08)	$23.43	36.45%	$2,704,616	0.50%	0.50%	0.68%	0.99%	18%
2020(2)	15.64	0.22	1.61 ^	1.83	(0.22)	(0.01)	(0.23)	17.24	11.82	608,256	0.50	0.50	0.71	1.35	37
2019(3)	17.35	0.26	0.11 ^	0.37	(0.25)	(1.83)	(2.08)	15.64	4.12	2,559,635	0.50	0.50	0.69	1.58	148
2018	15.74	0.27	1.72	1.99	(0.26)	(0.12)	(0.38)	17.35	12.77	2,612,459	0.50	0.50	0.68	1.64	7
2017	13.59	0.24	2.04	2.28	(0.13)	–	(0.13)	15.74	16.87	2,268,322	0.50	0.50	0.69	1.68	8
Tactical Offensive Core Fixed Income Fund
2021	$9.93	$0.05	$(0.16)	$(0.11)	$(0.09)	$–	$(0.09)	$9.73	(1.13)%	$1,230,179	0.34%	0.34%	0.63%	0.49%	76%
2020(4)	10.34	0.24	(0.42)	(0.18)	(0.23)	–	(0.23)	9.93	(1.79)	1,482,305	0.38	0.38	0.66	2.34	222
2019	9.99	0.30	0.48	0.78	(0.43)	–	(0.43)	10.34	8.03	1,557,559	0.38	0.38	0.66	2.95	61
2018	10.35	0.27	(0.34)	(0.07)	(0.29)	–	(0.29)	9.99	(0.71)	809,136	0.38	0.38	0.65	2.63	47
2017	10.59	0.26	(0.21)	0.05	(0.29)	–	(0.29)	10.35	0.51	1,323,854	0.38	0.38	0.66	2.52	48
Tactical Offensive Enhanced Fixed Income Fund
2021(5)	$10.00	$0.22	$0.01	$0.23	$(0.19)	$–	$(0.19)	$10.04	2.29%	$316,957	0.58%	0.58%	0.80%	3.92%	30%

(1)	Per share net investment income and net realized and unrealized gains/(losses) on securities calculated using average shares.

(2)	For the period March 10, 2020 through June 3, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

(3)	For the period December 18, 2018 through March 24, 2019, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

(4)	For the period March 19, 2020 through June 16, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

(5)	Commenced operations on January 12, 2021.

† Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^ The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

70	Adviser Managed Trust / Annual Report / July 31, 2021

NOTES TO FINANCIAL STATEMENTS

July 31, 2021

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with three registered funds: Tactical Offensive Equity, Tactical Offensive Core Fixed Income and Tactical Offensive Enhanced Fixed Income (commenced operations    (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds. The Tactical Offensive Enhanced Fixed Income Fund commenced operations on January 12, 2021. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Tactical Offensive Equity Fund, the Tactical Offensive Core Fixed Income Fund, the Tactical Offensive Enhanced Fixed Income Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the Funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s notice of its intent to redeem or formal redemption request (collectively, “Redemption Request”) will cause a Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the Redemption Request. If the Financial Adviser’s Redemption Request includes all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations pending the Financial Adviser’s formal redemption request; and exchange traded funds (“ETF”s) that are designed to track the performance of the broad equity market. When the Tactical Offensive Core Fixed Income and Tactical Offensive Enhanced Fixed Income Funds are not active components of the Adviser Managed Strategy, the Funds may invest up to 100% of their remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Funds’ investment goals.

The Funds could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Funds. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund when the Fund is not an active component of the Adviser Managed Strategy.

During the periods March 10, 2020 through June 3, 2020, and December 18, 2018 through March 24, 2019, the Tactical Offensive Equity Fund was not an active component of the Adviser Managed Strategy.

During the period March 19, 2020 through June 16, 2020, the Tactical Offensive Core Fixed Income Fund was not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as

Adviser Managed Trust / Annual Report / July 31, 2021	71

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2021

otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser (“Sub Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

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Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy.

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NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2021

Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year or period ended July 31, 2021, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year or period ended July 31, 2021, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense recognized on the ex-dividend date, and interest income or expense recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2021.

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2021.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

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The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts for hedging or speculative purposes with respect to either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2021, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of July 31, 2021, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. The Funds did not hold any option/swaption contracts as of July 31, 2021.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a

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NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2021

particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. The Funds did not hold any swap contracts as of July 31, 2021.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed - and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased

76	Adviser Managed Trust / Annual Report / July 31, 2021

the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies. As of July 31, 2021, the Funds did not hold any loans.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the Trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline CDOs that are subordinate structure of the investment and investment results. The Funds did not hold any CDOs or CLOs as of July 31, 2021.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the Tactical Offensive Equity Fund and declared and paid quarterly for the Tactical Offensive Core Fixed Income Fund and the Tactical Offensive Enhanced Fixed Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. The Funds did not hold any illiquid securities as of July 31, 2021.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

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July 31, 2021

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

There were no outstanding credit default swaps as of July 31, 2021.

4. DERIVATIVE TRANSACTIONS

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the

78	Adviser Managed Trust / Annual Report / July 31, 2021

US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared Over the Counter (“OTC”) derivatives.

The following is a summary of the variation margin of exchange-traded or centrally cleared financial derivative instruments as of July 31, 2021 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
	Variation Margin Asset		Variation Margin Liability
	Futures	Total	Futures	Total

Tactical Offensive Equity Fund	$—	$—	$1,884	$1,884

Total Exchange-Traded or Centrally Cleared	$—	$—	$1,884	$1,884

The Tactical Offensive Equity Fund had cash with an aggregate market value of $15,182 ($ Thousands) pledged as collateral for exchange-traded and centrally cleared derivative instruments as of July 31, 2021.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2021 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
Tactical Offensive Core Fixed Income Fund	Forward Foreign Currency Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures(1)
Brown Brothers Harriman	$1,000	$1,000	$17	$17	$983	$—	$983

Total Over the Counter	$1,000	$1,000	17	$17

(1) Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure to OTC financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by ISDA Master Agreements as of July 31, 2021.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration & Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and transfer agency services for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Funds have adopted a shareholder services plan (the “Service Plan”) with respect to the Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of average daily net assets of the Shares. The Funds’ Service Plan provides that shareholder servicing fees on the Shares will be paid to the Distributor, which may be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares.

Adviser Managed Trust / Annual Report / July 31, 2021	79

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2021

The Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until November 30, 2021, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/ or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Contractual Expense Limitation	Voluntary Expense Limitation
Tactical Offensive Equity Fund	0.20%	0.25%	0.75%	0.50%
Tactical Offensive Core Fixed Income Fund	0.15	0.25	0.70	0.33(1)
Tactical Offensive Enhanced Fixed Income Fund	0.30	0.25	0.90	0.58

(1)	Prior to September 25, 2020, the voluntary expense limitation was 0.38%.

The following is a summary of annual fees payable to the Administrator:

			Contractual Fees
	First $2.5 Billion	Next $ 500 Million	Over $3 Billion
Tactical Offensive Equity Fund	0.200%	0.1650%	0.120%

	First $1.5 Billion	Next $ 500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Tactical Offensive Core Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Tactical Offensive Enhanced Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

As of July 31, 2021, SIMC has entered into an investment sub-advisory agreement with the following party and pays the sub-adviser out of the fee that it receives from the Funds:

Investment Sub-Adviser

Tactical Offensive Equity Fund

SSgA Funds Management, Inc.

Tactical Offensive Core Fixed Income Fund

SSgA Funds Management, Inc.

Tactical Offensive Enhanced Fixed Income Fund

SSgA Funds Management, Inc.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year or period ended July 31, 2021.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each

80	Adviser Managed Trust / Annual Report / July 31, 2021

unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year or period ended July 31, 2021, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. The Funds may also purchase securities of certain companies with which it is affiliated to the extent these companies are represented in an index that the adviser or sub-adviser is passively seeking to replicate in accordance with the Fund’s investment strategy.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of, and during the year or period ended July 31, 2021, the Trust had not participated in the Program.

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	Tactical Offensive Equity Fund		Tactical Offensive Core Fixed Income Fund		Tactical Offensive Enhanced Fixed Income Fund
	2021	2020†	2021	2020^	2021‡
Shares Issued	111,738	45,819	29,672	161,611	33,817
Shares Issued in Lieu of Dividends and Distributions	493	2,053	1,214	2,381	577
Shares Redeemed	(32,099)	(176,261)	(53,700)	(165,327)	(2,814)
Increase/(Decrease) in capital share transactions	80,132	(128,389)	(22,814)	(1,335)	31,580

†	For the period March 10, 2020 through June 3, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

^	For the period March 19, 2020 through June 16, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

‡	Commenced operations on January 12, 2021.

Adviser Managed Trust / Annual Report / July 31, 2021	81

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2021

7. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments during the year or period ended July 31, 2021, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
Purchases	$—	$1,631,478	$1,631,478
Sales	—	391,250	391,250
Tactical Offensive Core Fixed Income Fund
Purchases	870,897	125,486	996,383
Sales	973,653	229,244	1,202,897
Tactical Offensive Enhanced Fixed Income Fund†
Purchases	8,188	389,378	397,566
Sales	8,214	79,921	88,135

†	Commenced operations on January 11, 2021.

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings (loss), as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translation, reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships, write off of capital losses, investments in PFICs, paydown gain/loss on mortgage and asset-backed securities, and distribution reclassification. The permanent differences that are credited or charged to paid-in capital and distributable earnings (accumulated loss) as of July 31, 2021 are primarily related to a write off of capital losses.

	Distributable Earnings (Accumulated Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Tactical Offensive Equity Fund	$ 37	$(37)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Distributions ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
	2021	$10,009	$—	$—	$10,009
	2020	36,673	822	—	37,495
Tactical Offensive Core Fixed Income Fund
	2021	11,845	—	—	11,845
	2020	34,147	—	—	34,147
Tactical Offensive Enhanced Fixed Income Fund
	2021	5,755	—	—	5,755

82	Adviser Managed Trust / Annual Report / July 31, 2021

As of July 31, 2021, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Tactical Offensive Equity Fund	$40,063	$56,497	$—	$—	$614,437	$—	$710,997
Tactical Offensive Core Fixed Income Fund	3,309	—	(11,192)	(9,167)	(3,812)	(1,990)	(22,852)
Tactical Offensive Enhanced Fixed Income Fund	1,331	—	—	—	(228)	(25)	1,078

Post-October losses represent losses realized on investment transactions from November 1, 2020 through July 31, 2021 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. Other temporary differences are primarily consist mark to market of forward foreign currency contracts and PFICs, straddle loss deferrals, and defaulted bond and perpetual bond adjustments.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Tactical Offensive Core Fixed Income Fund	$2,163	$9,029	$11,192

For Federal income tax purposes, the cost of securities owned at July 31, 2021, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in passive foreign investment companies, partnership basis adjustments, mark-to-market of futures and forwards contracts, corporate actions, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The aggregate gross unrealized appreciation and depreciation on total investments (including foreign currency and derivatives, if applicable) held by the Funds at July 31, 2021, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Tactical Offensive Equity Fund	$1,886,569	$631,108	$(16,671)	$614,437
Tactical Offensive Core Fixed Income Fund	1,226,754	9,769	(13,581)	(3,812)

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Tactical Offensive Enhanced Fixed Income Fund	$312,843	$3,959	$(4,187)	$(228)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of July 31, 2021, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote. The following is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

Adviser Managed Strategy Risk — The Funds are a component of a broader investment strategy employed by the Financial Adviser known as the Adviser Managed Strategy. Pursuant to the Adviser Managed Strategy, the Financial Adviser tactically shifts its clients’ assets among the Funds and a money market fund affiliated with the Funds. These asset shifts among the Funds in the Adviser Managed Strategy (i.e., an exchange of shares of one fund for shares of another fund) will be a taxable event to an investor unless the investor is investing in a Fund through a tax-deferred arrangement. As part of the Adviser Managed Strategy, substantial portions or

Adviser Managed Trust / Annual Report / July 31, 2021	83

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2021

substantially all of the Funds’ shares may be periodically sold and repurchased at the direction of the Financial Adviser. These large redemptions and repurchases will have significant effects on the management of the Funds and are expected to result in increased portfolio turnover (and related transaction costs), disruption of portfolio management strategies and the realization of significant taxable gains. Accordingly, if notified of an upcoming redemption request, the Funds may begin to liquidate substantial portions or substantially all of its assets prior to the submission of the redemption request in an effort to raise the necessary cash, and the Funds will not be invested pursuant to its investment strategy during such time. When the Funds are required to rapidly liquidate a substantial portion of their portfolio to satisfy a large redemption order placed as part of the Adviser Managed Strategy, the Funds may be forced to sell securities at below current market values or the Funds’ selling activity may drive down the market value of securities being sold. The Funds may also be required to sell portfolio holdings at a time when the portfolio managers would otherwise not recommend doing so. For example, if a Fund were to experience a large redemption at a time of high market volatility or during a substantial market decline, the Fund would be forced to liquidate securities even though the portfolio managers may not otherwise choose to do so. When the Funds receive a large purchase order as a result of the Adviser Managed Strategy, the Funds may be required to rapidly purchase portfolio securities. This may cause the Funds to incur higher than normal transaction costs or may require the Funds to purchase portfolio securities at above current market values. Further, the Funds’ purchasing activity may drive up the market value of securities being purchased or the Funds may be required to purchase portfolio securities at a time when the portfolio managers would not otherwise recommend doing so. When the Funds are not an active component of the Adviser Managed Strategy, the Fund’s investments may not be consistent with the Fund’s investment goal, and the Funds may miss investment opportunities because the assets necessary to take advantage of such opportunities are tied up in other investments or have been allocated to another fund within the Adviser Managed Strategy.

Asset Allocation Risk — The risk that SIMC’s decisions regarding allocation of the Funds’ assets among Indexes and for direct management will not anticipate market trends successfully.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — The Tactical Offensive Core Fixed Income Fund and the Tactical Offensive Enhanced Fixed Income Fund may invest in fixed income securities rated below investment grade (also known as high yield securities or junk bonds) that involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — The Tactical Offensive Core Fixed Income Fund and the Tactical Offensive Enhanced Fixed Income Fund may invest in corporate fixed income securities which respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Funds’ investments in securities denominated in and/or receiving revenues in foreign currencies, the Funds will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Derivatives Risk — The Funds’ use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Funds’ use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Funds to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for

84	Adviser Managed Trust / Annual Report / July 31, 2021

unlimited loss, regardless of the size of the Funds’ initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Exchange Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The Tactical Offensive Core Fixed Income Fund and the Tactical Offensive Enhanced Fixed Income Fund may be subject to the risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/ or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The Tactical Offensive Core Fixed Income Fund and the Tactical Offensive Enhanced Fixed Income Fund may be subject to the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the Tactical Offensive Equity Fund’s investment approach may underperform other segments of the equity markets or the equity markets as a whole and the risk that the Tactical Offensive Core Fixed Income Fund or the Tactical Offensive Enhanced Fixed Income Fund’s investment approach may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Funds’ management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, fixed income securities will decrease in value

Adviser Managed Trust / Annual Report / July 31, 2021	85

NOTES TO FINANCIAL STATEMENTS (Concluded)

July 31, 2021

if interest rates rise and vice versa. In a low interest rate environment, risks associates with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events as well as changes in currency valuations relative to the U.S. dollar.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Tactical Offensive Core Fixed Income Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as re-financings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Tactical Offensive Core Fixed Income Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Portfolio Turnover Risk — Due to their investment strategy, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Tactical Offensive Core Fixed Income Fund or the Tactical Offensive Enhanced Fixed Income Fund to invest the proceeds at generally lower interest rates.

Real Estate Investment Trust (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Tactical Offensive Equity Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Tactical Offensive Equity Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tracking Error Risk — The risk that the Funds’ performance may vary substantially from the performance of the indexes they track as a result of cash flows, fund expenses, imperfect correlation between the Funds’ investments and the indexes’ components and other factors.

U.S. Government Securities Risk — The Tactical Offensive Core Fixed Income Fund and the Tactical Offensive Enhanced Fixed Income Fund may invest in U.S. Government securities, which are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

86	Adviser Managed Trust / Annual Report / July 31, 2021

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company (“SEI”). As of July 31, 2021, SPTC held of record the following percentage of outstanding shares of each Fund:

Tactical Offensive Equity Fund	99.99%
Tactical Offensive Core Fixed Income Fund	99.99%
Tactical Offensive Enhanced Fixed Income Fund	99.97%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the Financial Adviser. SPTC maintains omnibus accounts at the Funds’ transfer agent.

11. REGULATORY MATTERS

LIBOR Replacement — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

12. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2021.

Adviser Managed Trust / Annual Report / July 31, 2021	87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

Adviser Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the statements of assets and liabilities, including the schedules of investments, of the Tactical Offensive Core Fixed Income Fund and the Tactical Offensive Enhanced Fixed Income Fund (collectively, the Funds) comprising the Adviser Managed Trust, as of July 31, 2021, the related statements of operations for the year then ended, except for the Tactical Offensive Enhanced Fixed Income Fund for which the date is the period from January 12, 2021 (commencement of operations) through July 31, 2021, the statements of changes in net assets for each of the years in the two-year period then ended, except for the Tactical Offensive Enhanced Fixed Income Fund for which the date is the period from January 12, 2021 (commencement of operations) through July 31, 2021, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, the transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

September 29, 2021

88	Adviser Managed Trust / Annual Report / July 31, 2021

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of July 31, 2021.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Chairman of the Board of Trustees*	since 2010	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	93	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 81 yrs. old	Trustee*	since 2010	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	93	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES

George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2010	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	93	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

Adviser Managed Trust / Annual Report / July 31, 2021	89

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2010	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2010	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2010	Retired Private Investor since 1994.	93	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2010	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	93	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 66 years old	Trustee	since 2015	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006- 2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee.	93	Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 70 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	93	Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	93	Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust and New Covenant Funds.

90	Adviser Managed Trust / Annual Report / July 31, 2021

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 74 yrs. Old	President and CEO	since 2010	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A

Russell Emery One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Chief Compliance Officer	since 2010	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Vice President and Secretary	since 2010	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President and Assistant Secretary	since 2010	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2010	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 53 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

Adviser Managed Trust / Annual Report / July 31, 2021	91

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2021

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2021 through July 31, 2021).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/21	Ending Account Value 7/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Tactical Offensive Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,159.90	0.50%	$2.68
Hypothetical 5% Return
Class A	$1,000.00	$1,022.32	0.50%	$2.51

	Beginning Account Value 2/1/21	Ending Account Value 7/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Tactical Offensive Core Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$999.80	0.33%	$1.64
Hypothetical 5% Return
Class A	$1,000.00	$1,023.16	0.33%	$1.66

	Beginning Account Value 2/1/21	Ending Account Value 7/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Tactical Offensive Enhanced Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,021.90	0.58%	$2.91
Hypothetical 5% Return
Class A	$1,000.00	$1,021.92	0.58%	$2.91

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

92	Adviser Managed Trust / Annual Report / July 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

July 31, 2021

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 23, 2021, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Adviser Managed Trust / Annual Report / July 31, 2021	93

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to a separate sub-advisory agreement with SIMC (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-adviser (the “Sub-Adviser”) provides security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Adviser is also responsible for managing its employees who provide services to the Funds. The Sub-Adviser is selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of an initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Adviser, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Adviser’s profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Adviser’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

94	Adviser Managed Trust / Annual Report / July 31, 2021

At the March 22-24, 2021 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, the Sub-Advisory Agreement was renewed at a meeting of the Board held during the course of the Trust’s fiscal year on March 22-24, 2021. In connection with the Tactical Offensive Enhanced Fixed Income Fund, the Advisory Agreement and the Sub-Advisory Agreement were initially approved at a meeting of the Board held during the course of the Trust’s fiscal year on September 14-16, 2020. In each case, the Board’s decision was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds were sufficient to support the approval or renewal, as applicable, of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on net total return for the Tactical Offensive Equity Fund, the Tactical Offensive Core Fixed Income Fund and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of the Sub-Advisory Agreement, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of the Sub-Adviser was sufficient to support renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ contractual and voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to the Sub-Adviser, the Board took into account the fact that the Sub-Adviser is compensated by SIMC and not by the Funds directly, and that such compensation with respect to an unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported approval or renewal, as applicable, of the Investment Advisory Agreements. The Board also considered whether the Sub-Adviser and its affiliates may have

Adviser Managed Trust / Annual Report / July 31, 2021	95

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Adviser, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal, as applicable, of the Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Adviser is reasonable and supported approval or renewal, as applicable, of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

96	Adviser Managed Trust / Annual Report / July 31, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2021 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2021 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended July 31, 2021, the funds of the Adviser Managed Trust are designating the following items with regard to distributions paid during the year:

	(A) Long-Term Capital Gains Distributions		(B) Ordinary Income Distributions (Tax Basis)	Total Distributions	(C) Dividends Qualifying for Corporate Dividends Received Deduction (1)
Tactical Offensive Equity Fund	0.00%		100.00%	100.00%	51.41%
Tactical Offensive Core Fixed Income Fund	0.00%		100.00%	100.00%	0.00%
Tactical Offensive Enhabced Fixed Income Fund	0.00%		100.00%	100.00%	0.00%

	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	Qualifying Business Income (3)	(F) U.S. Government Interest (4)	Interest Related Dividends (5)	Short-Term Capital Gain Dividends (6)
Tactical Offensive Equity Fund	67.86%	0.00%	0.00%	0.02%	0.00%
Tactical Offensive Core Fixed Income Fund	0.00%	0.00%	16.53%	87.06%	0.00%
Tactical Offensive Enhanced Fixed Income Fund	0.00%	0.00%	0.00%	50.80%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

(3)	The percentage of this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of the Funds total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

Adviser Managed Trust / Annual Report / July 31, 2021	97

ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2021

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

AMT (7/21)

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2021 and 2020 as follows:

		Fiscal Year 2021			Fiscal Year 2020
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$123,455	$0	N/A	$87,705	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$331,000	$0	$0	$417,252	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1)    The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2021	Fiscal Year 2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)(1)    The aggregate non-audit fees billed by KPMG for the fiscal years 2021 and 2020 were $331,000 and $417,252, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h)        During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)        The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Equity Fund is listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Fixed Income Fund and Tactical Offensive Enhanced Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 90.5%
Australia — 0.9%
Afterpay *	3,978	$283
AGL Energy	14,159	75
Ampol	4,178	87
APA Group	24,080	169
Aristocrat Leisure Ltd	11,026	337
ASX Ltd	3,989	225
Aurizon Holdings Ltd	33,573	95
AusNet Services	24,922	33
Australia & New Zealand Banking Group Ltd	54,354	1,107
BHP Group	56,266	2,212
BlueScope Steel Ltd	8,718	155
Brambles Ltd	26,670	228
Cochlear Ltd	1,346	243
Coles Group Ltd	24,977	321
Commonwealth Bank of Australia	33,812	2,477
Computershare Ltd	9,723	112
Crown Resorts Ltd	4,725	30
CSL	8,679	1,843
Dexus ‡	20,849	158
Domino’s Pizza Enterprises Ltd	1,260	108
Endeavour Group *	24,186	118
Evolution Mining	36,613	112
Fortescue Metals Group Ltd	31,064	569
Goodman Group ‡	32,679	544
GPT Group ‡	33,423	115
Insurance Australia Group	43,426	155
James Hardie Industries PLC	8,240	277
Lendlease	14,991	134
Macquarie Group Ltd	6,716	775
Magellan Financial Group	2,899	104
Medibank Pvt Ltd	49,771	121
Mirvac Group ‡	75,075	158
National Australia Bank Ltd	63,065	1,202
Newcrest Mining Ltd	15,179	296
Northern Star Resources	21,074	158
Oil Search Ltd	33,755	95
Orica	9,230	84
Origin Energy Ltd	30,429	92
Qantas Airways	13,819	47
QBE Insurance Group Ltd	30,004	240
Ramsay Health Care	3,723	176
REA Group	1,011	120
Reece	6,058	105
Rio Tinto Ltd	7,189	705
Santos Ltd	33,907	161
Scentre Group ‡	98,587	188
SEEK Ltd	5,823	125
Sonic Healthcare	9,308	274
South32	93,173	203
Stockland ‡	45,640	148

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Suncorp Group Ltd	23,543	$200
Sydney Airport	23,911	137
Tabcorp Holdings	43,982	160
Telstra Corp Ltd	78,738	219
Transurban Group	53,146	559
Treasury Wine Estates Ltd	13,058	114
Vicinity Centres ‡	88,352	101
Washington H Soul Pattinson & Co Ltd	1,728	41
Wesfarmers Ltd	21,773	978
Westpac Banking	69,216	1,247
WiseTech Global	3,378	76
Woodside Petroleum Ltd	17,967	289
Woolworths Group Ltd	24,186	689
Xero *	2,473	255

		22,964

Austria — 0.0%
Erste Group Bank AG	5,354	208
OMV	2,525	136
Raiffeisen Bank International AG	1,878	44
Verbund AG	1,159	107
voestalpine AG	2,020	89

		584

Belgium — 0.1%
Ageas	3,588	190
Anheuser-Busch InBev SA/NV	14,605	925
Argenx *	883	269
Elia Group	714	84
Etablissements Franz Colruyt	1,276	72
Groupe Bruxelles Lambert SA	2,156	251
KBC Group NV	4,789	386
Proximus SADP	3,526	73
Sofina	275	129
Solvay SA	1,425	190
UCB SA	2,426	262
Umicore SA	3,801	236

		3,067

China — 0.0%
China Lumena New Materials Corp *	30,699	–
Futu Holdings ADR *	1,000	102

		102

Denmark — 0.3%
Ambu, Cl B	2,800	104
AP Moller - Maersk A/S, Cl A	60	160
AP Moller - Maersk A/S, Cl B	110	305
Carlsberg A/S, Cl B	1,909	353
Chr Hansen Holding A/S	2,080	187
Coloplast A/S, Cl B	2,216	405
Danske Bank A/S	13,200	231
Demant A/S *	1,921	117
DSV PANALPINA	3,967	966

Adviser Managed Trust / Annual Report / July 31, 2021	1

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Genmab A/S *	1,280	$578
GN Store Nord	2,427	213
Novo Nordisk A/S, Cl B	33,101	3,061
Novozymes A/S, Cl B	3,686	290
Orsted A/S	3,622	538
Pandora A/S	1,892	245
ROCKWOOL International, Cl B	164	87
Tryg A/S	6,021	149
Vestas Wind Systems	18,935	698

		8,687

Finland — 0.1%
Elisa	2,715	174
Fortum	8,371	231
Kesko, Cl B	5,563	238
Kone, Cl B	6,602	547
Neste Oyj	7,758	477
Nokia	102,536	629
Orion Oyj, Cl B	2,398	102
Sampo Oyj, Cl A	9,348	450
Stora Enso, Cl R	10,982	217
UPM-Kymmene	10,023	409
Wartsila Abp	10,203	154

		3,628

France — 1.3%
Accor SA	3,044	108
Aeroports de Paris	686	83
Air Liquide	9,044	1,572
Alstom SA	4,947	205
Amundi SA	1,069	99
Arkema SA	1,322	168
Atos SE	1,907	91
AXA SA	37,181	965
BioMerieux	940	112
BNP Paribas SA	21,557	1,315
Bollore SA	20,354	114
Bouygues SA	4,293	165
Bureau Veritas	5,606	185
Capgemini SE	3,120	674
Carrefour SA	11,530	214
Cie de Saint-Gobain	9,455	676
Cie Generale des Etablissements Michelin SCA	3,307	540
CNP Assurances	2,178	37
Covivio ‡	1,193	112
Credit Agricole SA	21,705	303
Danone SA	12,591	927
Dassault Aviation SA	32	38
Dassault Systemes	12,810	707
Edenred	4,480	260
Eiffage SA	1,626	166
Electricite de France SA	8,843	108

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Engie SA	33,462	$446
EssilorLuxottica SA	5,461	1,031
Eurazeo SE	596	58
Eurofins Scientific	2,349	281
Faurecia	344	16
Faurecia SA	2,068	92
Gecina SA ‡	791	125
Getlink SE	8,391	134
Hermes International	607	928
Iliad SA	188	41
Ipsen	865	92
Kering	1,452	1,302
Klepierre SA ‡	3,463	84
La Francaise des Jeux SAEM	1,990	106
Legrand	5,193	584
L’Oreal SA	4,775	2,185
LVMH Moet Hennessy Louis Vuitton	5,322	4,253
Orange SA	36,334	405
Orpea	891	113
Pernod Ricard SA	4,014	886
Publicis Groupe	4,589	290
Remy Cointreau SA	518	114
Renault SA	3,676	140
Safran SA	6,595	863
Sanofi	21,483	2,213
Sartorius Stedim Biotech	545	311
Schneider Electric SE	10,204	1,710
SCOR SE	2,839	79
SEB SA	572	95
Societe Generale SA	16,021	470
Sodexo SA	1,690	144
Stellantis	18,994	365
STMicroelectronics	13,291	544
Suez	5,980	139
Teleperformance	1,164	491
Thales SA	2,016	211
TotalEnergies	47,806	2,080
Ubisoft Entertainment SA *	1,705	108
Valeo	4,692	136
Veolia Environnement SA	10,330	339
Vinci SA	10,283	1,088
Vivendi SA	13,533	457
Wendel SA	582	82
Worldline *	4,508	422

		35,997

Germany — 1.1%
adidas AG	3,637	1,320
Allianz	7,852	1,955
Aroundtown SA	18,825	147
BASF	17,543	1,378
Bayer	18,764	1,119
Bayerische Motoren Werke	6,384	635

2	Adviser Managed Trust / Annual Report / July 31, 2021

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Bechtle	556	$115
Beiersdorf AG	1,987	236
Brenntag AG	3,031	303
Carl Zeiss Meditec	772	172
Commerzbank AG	17,267	111
Continental AG	1,976	268
Covestro	3,842	247
Daimler AG	16,402	1,464
Delivery Hero *	3,069	459
Deutsche Bank AG *	40,098	507
Deutsche Boerse AG	3,678	614
Deutsche Lufthansa AG	6,910	78
Deutsche Post	18,956	1,284
Deutsche Telekom AG	63,876	1,326
Deutsche Wohnen SE	6,375	398
E.ON SE	43,546	536
Evonik Industries AG	3,621	126
Fresenius Medical Care AG & Co KGaA	3,982	314
Fresenius SE & Co KGaA	8,285	435
GEA Group AG	2,756	122
Hannover Rueck SE	1,150	193
HeidelbergCement AG	2,835	251
HelloFresh *	3,010	282
Henkel AG & Co KGaA	1,974	179
Infineon Technologies	25,027	954
KION Group	1,324	140
Knorr-Bremse	1,478	168
LANXESS AG	1,419	103
LEG Immobilien	1,518	240
Merck KGaA	2,352	482
MTU Aero Engines AG	1,023	256
Muenchener Rueckversicherungs- Gesellschaft in Muenchen	2,686	726
Nemetschek	1,320	117
Puma SE	1,875	230
QIAGEN *	4,505	241
Rational	104	113
RWE AG	11,763	419
SAP SE	20,070	2,876
Scout24	1,770	152
Siemens	14,510	2,264
Siemens Energy *	7,425	202
Siemens Healthineers AG	5,327	352
Symrise, Cl A	2,394	353
TeamViewer *	3,072	103
Telefonica Deutschland Holding AG	13,210	36
Uniper SE	1,740	68
United Internet AG	1,652	68
Volkswagen AG	648	215
Vonovia SE	10,132	675
Zalando *	3,155	351

		28,478

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Greece — 0.0%
FF Group *	1,785	$–

Hong Kong — 0.4%
AIA Group Ltd	231,000	2,767
Bank of East Asia	16,600	27
BOC Hong Kong Holdings Ltd	73,000	235
Budweiser Brewing APAC	39,100	109
China Huishan Dairy Holdings Co Ltd *	228,000	–
Chow Tai Fook Jewellery Group	43,000	90
CK Asset Holdings Ltd	39,737	271
CK Hutchison Holdings Ltd	50,500	369
CK Infrastructure Holdings Ltd	15,500	94
CLP Holdings	30,500	315
ESR Cayman *	34,200	120
Galaxy Entertainment Group Ltd	43,000	292
Hanergy Thin Film Power Group Ltd *	444,000	–
Hang Lung Properties Ltd	46,000	119
Hang Seng Bank Ltd	15,200	292
Henderson Land Development Co Ltd	26,000	116
HK Electric Investments & HK Electric Investments Ltd	33,500	34
HKT Trust & HKT Ltd	86,000	117
Hong Kong & China Gas	214,095	349
Hong Kong Exchanges & Clearing Ltd	23,000	1,468
Link ‡	38,712	370
Melco Resorts & Entertainment ADR *	4,900	68
MTR Corp Ltd	29,500	175
New World Development	29,500	140
Power Assets Holdings	26,500	171
Sands China Ltd	46,400	158
Sino Land Co Ltd	55,170	84
SJM Holdings Ltd	25,000	22
Sun Hung Kai Properties Ltd	24,500	351
Swire Pacific Ltd, Cl A	6,500	40
Swire Properties Ltd	27,000	77
Techtronic Industries Co Ltd	26,000	465
WH Group Ltd	183,000	152
Wharf Real Estate Investment Co Ltd	31,000	175
Wynn Macau Ltd	19,600	25
Xinyi Glass Holdings	38,000	142

		9,799

Ireland — 0.7%
Accenture PLC, Cl A	32,147	10,212
CRH PLC	15,028	753
Eaton Corp PLC	20,028	3,165
Experian PLC	17,762	782
Jazz Pharmaceuticals PLC *	2,800	475
Kerry Group PLC, Cl A	2,888	428
Paddy Power Betfair PLC *	3,108	530
Pentair PLC	8,600	634
Perrigo PLC	6,800	327

Adviser Managed Trust / Annual Report / July 31, 2021	3

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Smurfit Kappa Group PLC	4,992	$282

		17,588

Israel — 0.1%
Azrieli Group	626	50
Bank Hapoalim BM *	21,628	173
Bank Leumi Le-Israel *	27,853	214
Check Point Software Technologies *	2,200	279
Elbit Systems Ltd	611	81
ICL Group	14,825	108
Israel Discount Bank, Cl A *	20,807	98
Mizrahi Tefahot Bank Ltd *	2,957	90
Nice Ltd *	1,129	317
Teva Pharmaceutical Industries ADR *	20,900	202
Wix.com Ltd *	3,800	1,135

		2,747

Italy — 0.3%
Amplifon	2,536	125
Assicurazioni Generali SpA	20,673	413
Atlantia SpA	10,153	184
CNH Industrial NV	19,496	325
Davide Campari-Milano	9,720	137
DiaSorin	576	117
Enel SpA	154,036	1,421
Eni SpA	46,501	553
EXOR NV	2,071	170
Ferrari	2,460	536
FinecoBank Banca Fineco	11,458	205
Infrastrutture Wireless Italiane	6,845	78
Intesa Sanpaolo SpA	316,688	876
Mediobanca Banca di Credito Finanziario	11,301	133
Moncler SpA	3,653	251
Nexi *	8,515	183
Poste Italiane	9,467	126
Prysmian SpA	4,613	165
Recordati Industria Chimica e Farmaceutica	1,874	116
Snam SpA	40,114	243
Stellantis	20,210	388
Telecom Italia	191,866	84
Telecom Italia SpA/Milano	76,471	36
Terna - Rete Elettrica Nazionale	26,837	213
UniCredit SpA	39,905	478

		7,556

Japan — 2.7%
ABC-Mart Inc	500	27
Acom	6,500	27
Advantest	4,000	350
Aeon Co Ltd	12,300	335
AGC Inc/Japan	3,300	140
Aisin	2,900	117
Ajinomoto Co Inc	8,900	226

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ANA Holdings Inc	3,200	$75
Asahi Group Holdings	8,700	389
Asahi Intecc Co Ltd	3,400	92
Asahi Kasei	24,800	268
Astellas Pharma Inc	36,200	574
Azbil	2,500	97
Bandai Namco Holdings Inc	3,800	244
Bridgestone Corp	11,100	485
Brother Industries Ltd	5,100	103
Canon Inc	18,700	425
Capcom	3,600	99
Casio Computer Co Ltd	4,500	73
Central Japan Railway Co	2,700	390
Chiba Bank Ltd/The	6,700	38
Chubu Electric Power Co Inc	12,300	148
Chugai Pharmaceutical Co Ltd	12,900	473
Concordia Financial Group Ltd	23,700	85
Cosmos Pharmaceutical	300	51
CyberAgent	7,600	136
Dai Nippon Printing	4,000	94
Daifuku Co Ltd	2,000	178
Dai-ichi Life Holdings Inc	20,200	370
Daiichi Sankyo Co Ltd	32,600	641
Daikin Industries Ltd	4,800	991
Daito Trust Construction Co Ltd	1,100	129
Daiwa House Industry	10,900	332
Daiwa House Investment Corp, Cl A ‡	35	104
Daiwa Securities Group	25,000	131
Denso Corp	8,200	559
Dentsu Group	4,100	142
Disco Corp	600	170
East Japan Railway Co	5,500	365
Eisai Co Ltd	4,400	360
ENEOS Holdings	60,400	253
FANUC	3,700	822
Fast Retailing	1,100	741
Fuji Electric Co Ltd	2,200	95
FUJIFILM Holdings Corp	6,800	485
Fujitsu Ltd	3,800	643
GLP J-REIT ‡	83	149
GMO Payment Gateway	900	115
Hakuhodo DY Holdings Inc	4,800	73
Hamamatsu Photonics KK	2,600	144
Hankyu Hanshin Holdings Inc	4,300	126
Harmonic Drive Systems	800	44
Hikari Tsushin Inc	400	69
Hino Motors Ltd	4,500	39
Hirose Electric	700	104
Hisamitsu Pharmaceutical Co Inc	1,100	48
Hitachi Construction Machinery Co Ltd	2,500	70
Hitachi Ltd	18,500	1,055
Hitachi Metals Ltd	5,000	97

4	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Honda Motor Co Ltd	31,300	$996
Hoshizaki	800	67
Hoya	7,200	1,011
Hulic Co Ltd	3,800	43
Ibiden	2,200	116
Idemitsu Kosan	4,400	103
Iida Group Holdings Co Ltd	3,100	74
Inpex	18,700	132
Isuzu Motors Ltd	9,900	131
Ito En	1,200	71
ITOCHU Corp	22,600	666
Itochu Techno-Solutions	2,200	67
Japan Airlines	1,800	37
Japan Exchange Group Inc	10,100	228
Japan Metropolitan Fund Invest ‡	120	125
Japan Post Bank Co Ltd	9,400	80
Japan Post Holdings Co Ltd	31,100	263
Japan Post Insurance	5,200	92
Japan Real Estate Investment ‡	25	156
Japan Tobacco Inc	22,700	443
JFE Holdings Inc	8,900	108
JSR	3,400	113
Kajima Corp	8,100	104
Kakaku.com	3,100	84
Kansai Electric Power Co Inc/The	12,200	115
Kansai Paint Co Ltd	4,100	100
Kao	9,200	551
KDDI Corp	30,900	938
Keio Corp	1,800	100
Keisei Electric Railway Co Ltd	3,000	89
Keyence Corp	3,700	2,048
Kikkoman Corp	2,700	164
Kintetsu Group Holdings Co Ltd	3,300	111
Kirin Holdings Co Ltd	15,800	288
Kobayashi Pharmaceutical Co Ltd	1,100	87
Kobe Bussan	2,800	94
Koei Tecmo Holdings	1,170	55
Koito Manufacturing Co Ltd	2,000	121
Komatsu Ltd	16,600	428
Konami Holdings Corp	1,700	94
Kose Corp	600	94
Kubota	19,600	407
Kurita Water Industries Ltd	2,100	101
Kyocera Corp	6,200	381
Kyowa Hakko Kirin Co Ltd	5,100	165
Lasertec	1,400	261
Lawson Inc	600	30
Lion Corp	5,100	88
Lixil	5,000	135
M3 Inc	8,500	552
Makita Corp	4,300	222
Marubeni Corp	31,200	263

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mazda Motor	9,900	$97
McDonald’s Holdings Co Japan Ltd	1,500	68
Medipal Holdings Corp	4,200	79
MEIJI Holdings Co Ltd	2,100	130
Mercari *	2,000	104
MINEBEA MITSUMI Inc	6,900	185
MISUMI Group	5,300	184
Mitsubishi Chemical Holdings Corp	22,500	188
Mitsubishi Corp	24,000	670
Mitsubishi Electric Corp	34,700	467
Mitsubishi Estate Co Ltd	22,700	354
Mitsubishi Gas Chemical	3,300	68
Mitsubishi HC Capital	13,800	75
Mitsubishi Heavy Industries Ltd	5,800	166
Mitsubishi UFJ Financial Group Inc	234,300	1,235
Mitsui & Co Ltd	29,100	663
Mitsui Chemicals Inc	3,300	104
Mitsui Fudosan Co Ltd	17,200	400
Miura	2,000	88
Mizuho Financial Group Inc	46,190	659
MonotaRO Co Ltd	4,800	110
MS&AD Insurance Group Holdings Inc	8,800	271
Murata Manufacturing Co Ltd	11,000	906
Nabtesco Corp	1,800	68
NEC Corp	4,900	247
Nexon Co Ltd	9,700	199
NGK Insulators Ltd	5,900	94
NH Foods Ltd	1,900	76
Nidec	8,600	959
Nihon M&A Center	5,800	161
Nintendo Co Ltd	2,100	1,079
Nippon Building Fund ‡	29	187
Nippon Express Co Ltd	1,600	116
Nippon Paint Holdings Co Ltd	13,000	165
Nippon Prologis Inc ‡	36	120
Nippon Sanso Holdings	1,900	42
Nippon Shinyaku	1,100	82
Nippon Steel Corp	15,200	262
Nippon Telegraph & Telephone Corp	24,700	631
Nippon Yusen	3,100	166
Nissan Chemical	2,400	117
Nissan Motor Co Ltd	44,100	254
Nisshin Seifun Group Inc	4,600	74
Nissin Foods Holdings Co Ltd	1,400	100
Nitori Holdings Co Ltd	1,600	303
Nitto Denko Corp	3,100	229
Nomura Holdings Inc	58,700	293
Nomura Real Estate Holdings Inc	1,800	44
Nomura Real Estate Master Fund ‡	77	122
Nomura Research Institute Ltd	6,300	202
NSK Ltd	8,300	68
NTT Data	12,100	186

Adviser Managed Trust / Annual Report / July 31, 2021	5

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Obayashi Corp	11,700	$95
Obic Co Ltd	1,400	245
Odakyu Electric Railway Co Ltd	5,500	130
Oji Holdings Corp	15,400	88
Olympus Corp	22,800	466
Omron Corp	3,500	297
Ono Pharmaceutical Co Ltd	7,300	165
Oracle Corp Japan	900	67
Oriental Land Co Ltd/Japan	3,800	518
ORIX	22,800	397
Orix JREIT ‡	60	114
Osaka Gas Co Ltd	7,000	131
Otsuka Corp	2,400	124
Otsuka Holdings	7,800	308
Pan Pacific International Holdings Corp	7,800	162
Panasonic Corp	41,900	498
PeptiDream *	1,800	74
Persol Holdings Co Ltd	2,300	46
Pigeon	2,600	75
Pola Orbis Holdings Inc	1,500	36
Rakuten Group	16,200	178
Recruit Holdings Co Ltd	26,000	1,333
Renesas Electronics Corp *	17,300	186
Resona Holdings Inc	39,400	148
Ricoh Co Ltd	12,200	132
Rinnai Corp	700	65
Rohm Co Ltd	1,700	165
Ryohin Keikaku	3,900	79
Santen Pharmaceutical Co Ltd	8,100	109
SBI Holdings Inc/Japan	4,500	107
SCSK	700	42
Secom	4,000	301
Seiko Epson Corp	4,900	84
Sekisui Chemical Co Ltd	6,200	106
Sekisui House	12,100	238
Seven & i Holdings Co Ltd	14,300	634
SG Holdings Co Ltd	6,200	166
Sharp Corp/Japan	4,100	62
Shimadzu Corp	4,200	168
Shimano Inc	1,400	357
Shimizu Corp	12,600	92
Shin-Etsu Chemical	6,800	1,100
Shionogi & Co Ltd	5,300	278
Shiseido Co Ltd	7,600	505
Shizuoka Bank Ltd/The	9,500	68
SMC Corp/Japan	1,100	649
SoftBank	55,000	716
SoftBank Group Corp	23,800	1,483
Sohgo Security Services Co Ltd	1,600	75
Sompo Holdings Inc	5,800	239
Sony Group	24,100	2,498
Square Enix Holdings	1,500	77

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Stanley Electric Co Ltd	3,000	$78
Subaru Corp	12,200	238
SUMCO Corp	4,700	108
Sumitomo Chemical Co Ltd	28,600	148
Sumitomo Corp	21,800	295
Sumitomo Dainippon Pharma	2,300	40
Sumitomo Electric Industries	14,300	202
Sumitomo Metal Mining Co Ltd	4,500	181
Sumitomo Mitsui Financial Group Inc	25,100	845
Sumitomo Mitsui Trust Holdings Inc	6,400	210
Sumitomo Realty & Development	5,800	188
Suntory Beverage & Food Ltd	2,500	87
Suzuki Motor Corp	7,100	287
Sysmex Corp	3,100	367
T&D Holdings	9,300	118
Taisei	3,500	117
Taisho Pharmaceutical Holdings	400	22
Takeda Pharmaceutical Co Ltd	30,200	1,013
TDK Corp	2,400	272
Terumo Corp	11,800	456
THK Co Ltd	2,500	71
TIS	3,900	101
Tobu Railway Co Ltd	3,400	88
Toho Co Ltd/Tokyo	2,600	113
Toho Gas Co Ltd	1,700	83
Tohoku Electric Power Co Inc	9,800	74
Tokio Marine Holdings Inc	12,100	574
Tokyo Century Corp	500	27
Tokyo Electric Power Holdings *	25,800	69
Tokyo Electron Ltd	2,800	1,146
Tokyo Gas	7,100	134
Tokyu Corp	8,400	112
TOPPAN Inc	6,000	101
Toray Industries Inc	26,500	173
Toshiba	7,600	325
Tosoh Corp	4,600	80
TOTO Ltd	2,700	139
Toyo Suisan Kaisha Ltd	2,000	76
Toyota Industries Corp	2,900	242
Toyota Motor Corp	40,500	3,618
Toyota Tsusho Corp	4,100	192
Trend Micro Inc/Japan	2,300	119
Tsuruha Holdings Inc	800	94
Unicharm Corp	7,700	307
United Urban Investment Corp ‡	68	100
USS Co Ltd	5,000	86
Welcia Holdings	2,200	75
West Japan Railway Co	3,000	162
Yakult Honsha Co Ltd	2,700	159
Yamada Holdings	16,700	79
Yamaha	2,400	132
Yamaha Motor Co Ltd	4,600	114

6	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yamato Holdings Co Ltd	5,700	$164
Yaskawa Electric Corp	4,600	225
Yokogawa Electric Corp	5,200	79
Z Holdings	50,900	253
ZOZO Inc	2,600	88

		74,036

Luxembourg — 0.0%
Tenaris SA	9,677	98

Netherlands — 0.9%
ABN AMRO Group NV	7,563	88
Adyen NV *	381	1,034
Aegon NV	34,466	147
Airbus SE	11,232	1,541
Akzo Nobel NV	3,573	441
ArcelorMittal	13,373	466
ASM International	905	321
ASML Holding NV	7,995	6,058
Heineken	5,021	584
Heineken Holding NV	2,203	217
ING Groep NV	74,677	960
InPost *	4,272	84
JDE Peet’s	1,527	51
Just Eat Takeaway.com *	3,435	305
Koninklijke Ahold Delhaize	19,886	618
Koninklijke DSM NV	3,375	680
Koninklijke KPN NV	69,975	230
Koninklijke Philips NV	17,234	795
Koninklijke Vopak NV	1,613	68
NN Group NV	5,190	258
NXP Semiconductors NV	13,900	2,869
Prosus	9,341	829
Randstad NV	2,271	165
Royal Dutch Shell, Cl B	70,788	1,397
Royal Dutch Shell, Cl A	77,709	1,559
Unibail-Rodamco-Westfield ‡	2,583	215
Unilever	29,727	1,713
Wolters Kluwer NV	4,966	566

		24,259

New Zealand — 0.0%
a2 Milk Co Ltd *	16,639	72
Auckland International Airport Ltd	21,699	110
Fisher & Paykel Healthcare Corp Ltd	11,481	253
Mercury NZ	10,297	47
Meridian Energy Ltd	22,443	82
Ryman Healthcare Ltd	9,192	85
Spark New Zealand Ltd	33,914	112

		761

Norway — 0.1%
Adevinta, Cl B *	5,490	106
DNB Bank *	17,731	363

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Equinor	18,251	$356
Gjensidige Forsikring ASA	4,579	105
Mowi ASA	8,257	210
Norsk Hydro ASA	23,022	153
Orkla ASA	13,111	119
Schibsted, Cl A	1,540	82
Schibsted ASA, Cl B	2,251	104
Telenor ASA	14,262	248
Yara International ASA	3,311	174

		2,020

Panama — 0.0%
Copa Holdings SA, Cl A *	1,800	128

Portugal — 0.0%
EDP - Energias de Portugal SA	51,969	270
EDP Renovaveis	5,855	138
Galp Energia SGPS	9,071	88
Jeronimo Martins SGPS SA	5,764	117

		613

Singapore — 0.1%
Ascendas Real Estate Investment Trust ‡	55,967	129
CapitaLand Integrated Commercial Trust ‡	82,528	131
CapitaLand Ltd	47,399	141
City Developments Ltd	5,800	29
DBS Group Holdings Ltd	34,711	780
Genting Singapore Ltd	140,000	84
Hongkong Land Holdings Ltd	21,100	96
Jardine Matheson Holdings Ltd	4,300	256
Keppel Corp Ltd	26,100	106
Mapletree Commercial Trust ‡	49,800	79
Mapletree Logistics Trust ‡	62,159	97
Oversea-Chinese Banking Corp Ltd	63,489	577
Singapore Airlines Ltd	24,000	90
Singapore Exchange Ltd	14,500	127
Singapore Technologies Engineering	35,800	106
Singapore Telecommunications	146,400	245
United Overseas Bank Ltd	22,100	429
UOL Group Ltd	5,900	32
Venture Corp Ltd	6,300	88
Wilmar International Ltd	33,400	107

		3,729

South Korea — 0.0%
Medytox	5	1

Spain — 0.3%
ACS Actividades de Construccion y Servicios	5,314	140
Aena SME SA *	1,494	238
Amadeus IT Group SA, Cl A	8,731	572
Banco Bilbao Vizcaya Argentaria SA	127,926	821
Banco Santander SA	332,326	1,217
CaixaBank SA	87,627	260

Adviser Managed Trust / Annual Report / July 31, 2021	7

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Cellnex Telecom	9,887	$644
Enagas SA	4,405	101
Endesa SA	5,987	146
Ferrovial SA	9,414	279
Grifols	6,160	157
Iberdrola	112,597	1,357
Industria de Diseno Textil SA	20,884	708
Naturgy Energy Group	5,129	132
Red Electrica Corp SA	8,085	160
Repsol SA	28,246	309
Siemens Gamesa Renewable Energy SA	4,572	127
Telefonica SA	101,757	466

		7,834

Sweden — 0.5%
Alfa Laval	6,026	252
Assa Abloy AB, Cl B	19,441	624
Atlas Copco AB, Cl A	12,850	869
Atlas Copco AB, Cl B	7,712	438
Boliden	5,112	199
Electrolux AB	4,077	107
Embracer Group, Cl B *	5,184	134
Epiroc, Cl B	6,752	136
Epiroc, Cl A	11,714	274
EQT AB	4,571	220
Essity AB, Cl B	11,967	392
Evolution	3,298	575
Fastighets Balder, Cl B *	2,063	143
H & M Hennes & Mauritz, Cl B	13,889	291
Hexagon, Cl B	38,408	636
Husqvarna, Cl B	7,481	105
ICA Gruppen AB	2,291	113
Industrivarden, Cl A	2,176	87
Industrivarden AB, Cl C	2,862	110
Investment Latour, Cl B	3,417	134
Investor, Cl B	34,776	862
Kinnevik	4,289	187
L E Lundbergforetagen AB, Cl B	1,749	125
Lundin Energy	3,370	105
Nibe Industrier, Cl B	25,856	309
Nordea Bank Abp *	61,447	721
Sandvik AB	21,908	571
Securitas AB, Cl B	7,154	126
Sinch *	9,210	186
Skandinaviska Enskilda Banken AB, Cl A	30,284	410
Skanska AB, Cl B	7,018	198
SKF AB, Cl B	7,896	210
Svenska Cellulosa, Cl B	12,583	234
Svenska Handelsbanken AB, Cl A	28,873	326
Swedbank AB, Cl A	16,815	328
Swedish Match	31,120	279
Tele2 AB, Cl B	8,605	126
Telefonaktiebolaget LM Ericsson, Cl B	55,880	642

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Telia Co AB	51,320	$225
Volvo, Cl A	4,139	101
Volvo AB, Cl B	27,224	641

		12,751

Switzerland — 1.2%
ABB Ltd	32,986	1,206
Adecco Group AG	2,921	175
Alcon Inc	9,414	686
Baloise Holding AG	888	140
Banque Cantonale Vaudoise	697	62
Barry Callebaut	72	182
Chocoladefabriken Lindt & Spruengli AG	23	467
Cie Financiere Richemont SA, Cl A	10,003	1,280
Clariant AG	4,559	95
Coca-Cola HBC AG	3,638	137
Credit Suisse Group AG	44,943	452
EMS-Chemie Holding AG	125	138
Geberit	720	591
Givaudan	177	883
Holcim	10,154	595
Julius Baer Group Ltd	4,395	291
Kuehne + Nagel International AG	1,066	359
Logitech International	3,384	370
Lonza Group AG	1,427	1,110
Nestle SA	54,922	6,957
Novartis AG	42,574	3,940
Partners Group Holding AG	440	752
Roche Holding	612	263
Roche Holding AG	13,388	5,176
Schindler Holding	1,162	371
SGS SA	113	366
Sika AG	2,717	957
Sonova Holding AG	1,008	396
Straumann Holding AG	183	339
Swatch Group	550	184
Swatch Group AG/The	796	52
Swiss Life Holding AG	628	324
Swiss Prime Site AG	1,323	141
Swiss Re AG	5,856	530
Swisscom AG	496	298
Temenos AG	1,284	204
UBS Group	70,259	1,158
Vifor Pharma AG	786	110
Zurich Insurance Group AG	2,874	1,160

		32,897

Taiwan — 0.0%
Sea Ltd ADR *	300	83

United Kingdom — 1.6%
3i Group PLC	18,019	321
Abrdn PLC	45,954	181
Admiral Group PLC	3,639	172

8	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Anglo American PLC	24,959	$1,107
Antofagasta PLC	6,957	144
Ashtead Group PLC	8,459	633
Associated British Foods PLC	7,329	205
AstraZeneca PLC	29,485	3,389
Auto Trader Group PLC	18,383	167
AVEVA Group PLC	2,058	112
Aviva PLC	77,638	418
BAE Systems PLC	63,531	509
Barclays PLC	331,489	804
Barratt Developments PLC	19,037	186
Berkeley Group Holdings PLC	2,409	162
BHP Group PLC	40,477	1,308
BP PLC	391,893	1,576
British American Tobacco PLC	41,449	1,545
British Land PLC ‡	15,954	113
BT Group PLC, Cl A	166,339	401
Bunzl PLC	5,943	220
Burberry Group PLC	8,306	238
Compass Group PLC	34,053	720
Croda International PLC	2,686	314
DCC PLC	1,714	144
Diageo PLC	44,327	2,200
Direct Line Insurance Group PLC	24,675	102
Entain PLC	11,947	302
Evraz PLC	10,725	92
Ferguson PLC	4,365	612
GlaxoSmithKline PLC	96,874	1,910
Glencore PLC	191,516	862
Halma PLC	7,058	284
Hargreaves Lansdown PLC	7,150	162
Hikma Pharmaceuticals PLC	2,892	106
HSBC Holdings PLC	386,350	2,135
Imperial Brands PLC	18,137	389
Informa PLC *	30,785	212
InterContinental Hotels Group PLC	3,215	212
Intertek Group PLC	3,000	215
J Sainsbury PLC	29,618	117
JD Sports Fashion PLC	10,024	125
Johnson Matthey PLC	3,343	138
Kingfisher PLC	43,292	222
Kingspan Group PLC	2,731	297
Land Securities Group PLC ‡	12,813	126
Legal & General Group PLC	112,433	409
Lloyds Banking Group PLC	1,351,901	858
London Stock Exchange Group PLC	6,058	631
M&G PLC	44,894	141
Melrose Industries PLC	99,658	222
Mondi PLC	8,610	239
National Grid PLC	67,503	867
Natwest Group PLC	91,470	257
Next PLC	2,551	280

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NMC Health PLC *	3,417	$–
Ocado Group PLC *	8,755	226
Pearson PLC	12,995	157
Persimmon PLC	5,636	228
Phoenix Group Holdings PLC	11,193	106
Prudential PLC	49,994	943
Reckitt Benckiser Group PLC	13,630	1,047
RELX PLC	37,018	1,088
Rentokil Initial PLC	35,576	280
Rio Tinto PLC	21,264	1,804
Rolls-Royce Holdings PLC	159,417	221
Sage Group PLC/The	22,718	222
Schroders PLC	2,245	114
Segro PLC ‡	22,065	374
Severn Trent PLC	4,169	162
Smith & Nephew PLC	17,143	348
Smiths Group PLC	7,582	164
Spirax-Sarco Engineering PLC	1,303	272
SSE PLC	20,482	412
St. James’s Place PLC	10,248	226
Standard Chartered PLC	50,154	301
Taylor Wimpey PLC	69,788	160
Tesco PLC	147,413	478
Unilever PLC	20,712	1,195
United Utilities Group PLC	12,707	190
Vodafone Group PLC	515,418	833
Whitbread PLC *	4,136	175
Wm Morrison Supermarkets PLC	43,293	161
WPP PLC	21,843	282

		41,982

United States — 77.8%

Communication Services — 8.4%
Activision Blizzard Inc	39,100	3,270
Alphabet Inc, Cl A *	15,188	40,924
Alphabet Inc, Cl C *	14,359	38,833
Altice USA, Cl A *	11,800	363
AT&T Inc	361,066	10,128
Cable One Inc	237	447
Charter Communications Inc, Cl A *	6,590	4,903
Comcast Corp, Cl A	230,600	13,566
Discovery Inc, Cl A *	8,200	238
Discovery Inc, Cl C *	16,200	439
DISH Network Corp, Cl A *	13,000	545
Electronic Arts Inc	14,600	2,102
Facebook Inc, Cl A *	121,106	43,150
Fox Corp	24,305	846
IAC *	4,049	556
Interpublic Group of Cos Inc/The	20,245	716
Liberty Broadband Corp, Cl A *	1,200	206
Liberty Broadband Corp, Cl C *	7,564	1,343
Liberty Media Corp-Liberty Formula One, Cl C *	10,300	483

Adviser Managed Trust / Annual Report / July 31, 2021	9

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Liberty Media Corp-Liberty Formula One, Cl A *	1,200	$50
Liberty Media Corp-Liberty SiriusXM, Cl A *	4,900	229
Liberty Media -Liberty SiriusXM, Cl C *	8,000	370
Live Nation Entertainment Inc *	6,652	525
Lumen Technologies	57,500	717
Madison Square Garden Sports *	1,139	185
Match Group *	13,597	2,166
Netflix Inc *	21,900	11,335
New York Times, Cl A	8,600	376
News Corp	7,100	167
News Corp, Cl A	20,500	505
Nexstar Media Group Inc, Cl A	2,230	328
Omnicom Group Inc	10,800	786
Pinterest, Cl A *	27,500	1,620
Playtika Holding *	3,700	82
Roku Inc, Cl A *	5,830	2,497
Sirius XM Holdings	43,901	284
Skillz, Cl A *	14,400	203
Spotify Technology *	6,851	1,567
Take-Two Interactive Software Inc *	5,800	1,006
T-Mobile US Inc *	29,735	4,282
TripAdvisor Inc *	5,900	224
Twitter Inc *	39,900	2,783
Verizon Communications Inc	209,480	11,685
ViacomCBS, Cl B	29,000	1,187
ViacomCBS	500	22
Vimeo *	6,573	294
Walt Disney Co/The *	91,800	16,159
World Wrestling Entertainment Inc, Cl A	2,700	133
Zillow Group Inc, Cl A *	3,100	332
Zillow Group Inc, Cl C *	8,200	871
Zynga, Cl A *	46,127	466

		226,494

Consumer Discretionary — 9.5%
Advance Auto Parts Inc	3,400	721
Amazon.com Inc *	21,991	73,177
Aramark	12,100	425
AutoNation Inc *	2,500	303
AutoZone Inc *	1,070	1,737
Best Buy Co Inc	12,500	1,404
Booking Holdings Inc *	2,098	4,570
BorgWarner Inc	12,200	598
Boyd Gaming Corp *	4,000	228
Bright Horizons Family Solutions Inc *	3,124	467
Brunswick Corp/DE	4,100	428
Burlington Stores Inc *	3,273	1,096
Caesars Entertainment *	10,000	874
Capri Holdings Ltd *	7,400	417
CarMax Inc *	8,200	1,098
Carnival Corp *	42,689	924
Carter’s Inc	2,500	244

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Carvana Co, Cl A *	3,900	$1,317
Chegg *	6,400	567
Chipotle Mexican Grill, Cl A *	1,403	2,614
Choice Hotels International Inc	2,000	240
Churchill Downs Inc	1,800	334
Columbia Sportswear Co	1,700	169
Darden Restaurants Inc	6,500	948
Deckers Outdoor Corp *	1,400	575
Delphi Automotive PLC *	13,700	2,286
Dick’s Sporting Goods Inc	3,100	323
Dollar General Corp	12,100	2,815
Dollar Tree Inc *	12,000	1,198
Domino’s Pizza Inc	1,983	1,042
DoorDash, Cl A *	4,200	732
DR Horton Inc	16,906	1,613
DraftKings, Cl A *	15,100	732
eBay Inc	34,500	2,353
Etsy Inc *	6,000	1,101
Expedia Group Inc *	7,200	1,158
Five Below Inc *	2,900	564
Floor & Decor Holdings Inc, Cl A *	5,100	622
Foot Locker Inc	5,100	291
Ford Motor Co *	199,600	2,784
Frontdoor *	5,000	245
GameStop, Cl A *	2,900	467
Gap Inc/The	9,100	265
Garmin Ltd	7,600	1,195
General Motors Co *	69,400	3,945
Gentex Corp	12,800	436
Genuine Parts Co	7,100	901
Grand Canyon Education *	2,739	253
H&R Block Inc	9,000	221
Hanesbrands Inc	18,100	331
Harley-Davidson Inc	7,600	301
Hasbro Inc	6,731	669
Hilton Worldwide Holdings Inc *	13,900	1,827
Home Depot	54,330	17,831
Hyatt Hotels Corp, Cl A *	2,100	168
Kohl’s Corp	8,300	422
L Brands Inc	12,000	961
Las Vegas Sands Corp *	16,500	699
Lear Corp	3,139	549
Leggett & Platt	6,867	330
Lennar Corp, Cl B	800	69
Lennar Corp, Cl A	13,800	1,451
Leslie’s *	3,600	88
Lithia Motors, Cl A	1,400	528
LKQ Corp *	13,900	705
Lowe’s	36,300	6,995
Lululemon Athletica Inc *	5,827	2,332
Marriott International Inc/MD, Cl A *	13,700	2,000
Marriott Vacations Worldwide Corp *	2,000	295

10	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mattel Inc *	18,000	$391
McDonald’s	37,747	9,162
MGM Resorts International	20,400	766
Mohawk Industries Inc *	3,035	592
Newell Brands	20,000	495
NIKE Inc, Cl B	62,605	10,487
Nordstrom Inc *	6,400	212
Norwegian Cruise Line Holdings Ltd *	19,132	460
NVR Inc *	174	909
Ollie’s Bargain Outlet Holdings Inc *	3,100	289
O’Reilly Automotive Inc *	3,433	2,073
Peloton Interactive, Cl A *	13,000	1,535
Penn National Gaming Inc *	7,800	533
Penske Automotive Group Inc	1,900	168
Planet Fitness, Cl A *	4,100	308
Polaris	3,024	396
Pool Corp	1,982	947
PulteGroup Inc	13,000	713
PVH Corp *	3,700	387
QuantumScape, Cl A *	5,500	126
Qurate Retail Inc, Cl A	18,800	223
Ralph Lauren Corp, Cl A	2,400	272
RH *	900	598
Ross Stores	17,843	2,189
Royal Caribbean Cruises Ltd *	10,100	776
Service Corp International/US	8,800	550
Six Flags Entertainment Corp *	4,500	187
Skechers USA, Cl A *	6,670	358
Starbucks	59,500	7,225
Tapestry Inc *	14,400	609
Target Corp	25,100	6,552
Tempur Sealy International Inc	9,440	409
Terminix Global Holdings *	6,900	362
Tesla Inc *	39,190	26,931
Thor Industries	2,800	331
TJX Cos Inc/The	61,500	4,232
Toll Brothers Inc	6,000	356
TopBuild Corp *	1,600	324
Tractor Supply	5,900	1,068
Travel + Leisure	4,100	212
Ulta Beauty Inc *	2,700	907
Under Armour Inc, Cl A *	11,100	227
Under Armour Inc, Cl C *	11,200	196
Vail Resorts Inc	2,100	641
VF	16,400	1,315
Vroom *	5,300	196
Wayfair Inc, Cl A *	3,558	859
Wendy’s Co/The	10,600	246
Whirlpool Corp	3,247	719
Williams-Sonoma Inc	3,700	561
Wyndham Hotels & Resorts Inc	4,600	332
Wynn Resorts Ltd *	5,600	551

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
YETI Holdings Inc *	4,200	$405
Yum China Holdings Inc	20,400	1,269
Yum! Brands Inc	15,400	2,023

		256,728

Consumer Staples — 4.3%
Albertsons	7,800	168
Altria Group Inc	93,500	4,492
Archer-Daniels-Midland Co	28,300	1,690
Beyond Meat *	2,742	336
Boston Beer Co Inc/The, Cl A *	463	329
Brown-Forman Corp, Cl A	2,700	181
Brown-Forman Corp, Cl B	9,600	681
Bunge	6,800	528
Campbell Soup Co	10,300	450
Casey’s General Stores	1,968	389
Church & Dwight Co Inc	12,600	1,091
Clorox Co/The	6,400	1,158
Coca-Cola	196,226	11,191
Coca-Cola Europacific Partners	3,900	242
Colgate-Palmolive Co	42,100	3,347
Conagra Brands Inc	23,400	784
Constellation Brands Inc, Cl A	8,261	1,853
Costco Wholesale Corp	22,317	9,590
Coty Inc, Cl A *	13,900	121
Darling Ingredients Inc *	8,000	553
Estee Lauder Cos Inc/The, Cl A	11,600	3,872
Flowers Foods Inc	9,600	226
Freshpet Inc *	2,000	293
General Mills Inc	31,020	1,826
Grocery Outlet Holding *	4,100	136
Hain Celestial Group Inc/The *	4,800	192
Herbalife Nutrition *	4,400	224
Hershey Co/The	7,555	1,351
Hormel Foods Corp	14,900	691
Ingredion Inc	3,500	307
J M Smucker	5,300	695
Kellogg Co	13,300	843
Keurig Dr Pepper Inc	35,685	1,256
Kimberly-Clark	17,000	2,307
Kraft Heinz Co/The	33,000	1,270
Kroger	38,700	1,575
Lamb Weston Holdings Inc	7,700	514
McCormick & Co Inc/MD	12,600	1,061
Molson Coors Beverage, Cl B	9,385	459
Mondelez International Inc, Cl A	70,400	4,453
Monster Beverage Corp *	18,900	1,783
PepsiCo Inc	69,814	10,957
Philip Morris International	78,700	7,877
Pilgrim’s Pride Corp *	2,600	58
Post Holdings Inc *	3,300	338
Procter & Gamble Co/The	123,124	17,512
Reynolds Consumer Products	2,900	83

Adviser Managed Trust / Annual Report / July 31, 2021	11

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Seaboard Corp	12	$49
Spectrum Brands Holdings Inc	2,500	218
Sysco Corp	24,800	1,840
Tyson Foods, Cl A	14,600	1,043
US Foods Holding Corp *	11,610	399
Walgreens Boots Alliance Inc	37,000	1,745
Walmart Inc	72,531	10,339

		116,966

Energy — 1.9%
Antero Midstream	16,900	161
APA	19,874	373
Baker Hughes a GE Co, Cl A	37,300	792
Cabot Oil & Gas Corp	20,565	329
Cheniere Energy *	11,800	1,002
Chevron Corp	97,834	9,961
Cimarex Energy Co	5,200	339
ConocoPhillips	68,138	3,820
Continental Resources Inc/OK	3,600	123
Devon Energy Corp	34,141	882
Diamondback Energy Inc	9,000	694
DT Midstream *	4,900	208
EOG Resources	29,800	2,171
EQT Corp *	15,000	276
Exxon Mobil Corp	214,072	12,324
Halliburton Co	44,400	918
Hess Corp	14,000	1,070
HollyFrontier	7,400	218
Kinder Morgan Inc/DE	99,366	1,727
Marathon Oil Corp	41,522	481
Marathon Petroleum Corp	33,100	1,828
NOV *	20,300	280
Occidental Petroleum Corp	42,700	1,114
ONEOK Inc	22,600	1,175
Phillips 66	22,300	1,637
Pioneer Natural Resources Co	10,916	1,587
Schlumberger Ltd	71,000	2,047
Targa Resources Corp	11,600	488
Texas Pacific Land	300	448
Valero Energy Corp	20,800	1,393
Williams	62,100	1,556

		51,422

Financials — 8.7%
Affiliated Managers Group	2,300	364
Aflac Inc	33,800	1,859
AGNC Investment Corp ‡	27,092	430
Alleghany Corp *	700	464
Allstate Corp/The	14,983	1,949
Ally Financial Inc	18,566	954
American Express Co	32,900	5,610
American Financial Group Inc/OH	3,643	461
American International Group Inc	44,100	2,088

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ameriprise Financial Inc	6,000	$1,545
Annaly Capital Management Inc ‡	74,849	635
Aon, Cl A	11,363	2,955
Apollo Global Management, Cl A	9,000	530
Arch Capital Group Ltd *	19,400	757
Ares Management, Cl A	5,800	415
Arthur J Gallagher & Co	10,200	1,421
Assurant Inc	3,035	479
Assured Guaranty Ltd	3,800	182
Athene Holding Ltd, Cl A *	5,940	384
Axis Capital Holdings Ltd	3,700	188
Bank of America Corp	381,300	14,627
Bank of Hawaii Corp	2,300	193
Bank of New York Mellon Corp/The	40,800	2,094
Bank OZK	6,000	244
Berkshire Hathaway Inc, Cl B *	94,809	26,384
BlackRock Inc, Cl A	7,173	6,220
Blackstone Group (A)	34,300	3,954
BOK Financial Corp	1,800	151
Brighthouse Financial Inc *	4,583	197
Brown & Brown Inc	11,900	647
Capital One Financial Corp	22,600	3,654
Carlyle Group	8,000	404
Cboe Global Markets Inc	5,700	675
Charles Schwab Corp/The	79,180	5,380
Chubb	22,600	3,814
Cincinnati Financial Corp	7,600	896
Citigroup	104,400	7,060
Citizens Financial Group Inc	21,300	898
CME Group Inc, Cl A	18,200	3,861
CNA Financial Corp	1,400	62
Comerica	7,200	494
Commerce Bancshares Inc/MO	5,546	392
Credit Acceptance Corp *	472	229
Cullen/Frost Bankers Inc	2,900	311
Discover Financial Services	15,600	1,939
East West Bancorp	7,471	532
Equitable Holdings	19,059	588
Erie Indemnity Co, Cl A	1,300	240
Evercore Inc, Cl A	1,900	251
Everest Re Group Ltd	2,000	506
FactSet Research Systems Inc	1,972	705
Fidelity National Financial Inc	14,400	642
Fifth Third Bancorp	36,300	1,317
First American Financial	5,400	363
First Citizens BancShares, Cl A	349	273
First Hawaiian Inc	7,600	209
First Horizon National Corp	28,900	447
First Republic Bank/CA	8,841	1,724
FNB Corp/PA	19,000	218
Franklin Resources Inc	14,239	421
Globe Life	5,400	503

12	Adviser Managed Trust / Annual Report / July 31, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Goldman Sachs Group Inc/The	16,714	$6,266
Hanover Insurance Group Inc/The	1,900	258
Hartford Financial Services Group Inc/The	18,200	1,158
Huntington Bancshares Inc/OH	74,322	1,046
Interactive Brokers Group, Cl A	4,200	260
Intercontinental Exchange Inc	28,435	3,407
Invesco Ltd	16,500	402
Janus Henderson Group	8,400	351
Jefferies Financial Group	11,000	365
JPMorgan Chase & Co	152,070	23,081
Kemper Corp	3,600	238
KeyCorp	49,400	971
KKR	27,700	1,766
Lazard Ltd, Cl A (A)	5,900	278
Lemonade *	1,700	148
Lincoln National	10,073	621
Loews	11,043	592
LPL Financial Holdings Inc	4,100	578
M&T Bank Corp	6,500	870
Markel *	670	808
MarketAxess Holdings Inc	1,959	931
Marsh & McLennan Cos Inc	25,924	3,817
Mercury General	1,300	79
MetLife	37,300	2,152
MGIC Investment Corp	16,600	230
Moody’s Corp	8,300	3,121
Morgan Stanley	70,143	6,732
Morningstar Inc	1,237	313
MSCI Inc, Cl A	4,100	2,443
Nasdaq Inc	5,734	1,071
New Residential Investment Corp ‡	24,400	238
New York Community Bancorp Inc	22,200	262
Northern Trust Corp	9,800	1,106
Old Republic International Corp	14,800	365
OneMain Holdings, Cl A	3,800	232
PacWest Bancorp	5,700	227
People’s United Financial Inc	22,200	349
Pinnacle Financial Partners Inc	3,853	345
PNC Financial Services Group Inc/The	21,400	3,904
Popular Inc	4,300	313
Primerica Inc	1,900	278
Principal Financial Group Inc	13,400	833
Progressive Corp/The	29,900	2,845
Prosperity Bancshares Inc	4,700	321
Prudential Financial Inc	20,200	2,026
Raymond James Financial Inc	6,500	842
Regions Financial Corp	48,100	926
Reinsurance Group of America Inc, Cl A	3,600	397
RenaissanceRe Holdings Ltd	2,562	391
Rocket, Cl A	5,600	97
S&P Global Inc	12,155	5,211
Santander Consumer USA Holdings Inc	3,700	152

Description	Shares	Market Value ($Thousands)

COMMON STOCK (continued)
Signature Bank/New York NY	3,000	$681
SLM Corp	17,600	331
Starwood Property Trust Inc ‡	14,300	372
State Street Corp	18,000	1,569
Sterling Bancorp/DE	9,500	206
Stifel Financial Corp	5,000	333
SVB Financial Group *	2,774	1,526
Synchrony Financial	29,700	1,396
Synovus Financial Corp	7,700	315
T Rowe Price Group	11,300	2,307
TFS Financial Corp	2,400	47
Tradeweb Markets, Cl A	5,300	460
Travelers Cos Inc/The	12,900	1,921
Truist Financial	67,800	3,690
Umpqua Holdings	13,000	245
Unum Group	10,100	277
Upstart Holdings *	700	85
US Bancorp	67,700	3,760
Virtu Financial Inc, Cl A	3,700	95
Voya Financial Inc	6,600	425
Webster Financial Corp	4,374	210
Wells Fargo & Co	209,100	9,606
Western Alliance Bancorp	5,100	473
White Mountains Insurance Group Ltd	122	138
Willis Towers Watson PLC	6,469	1,333
Wintrust Financial Corp	2,800	200
WR Berkley Corp	7,261	531
Zions Bancorp NA	8,501	443

		236,377

Health Care — 10.4%
10X Genomics, Cl A *	4,200	770
Abbott Laboratories	87,800	10,622
AbbVie Inc	89,300	10,386
ABIOMED Inc *	2,327	761
Acadia Healthcare Co Inc *	4,300	265
Acceleron Pharma Inc *	2,900	363
Adaptive Biotechnologies *	4,200	154
Agilent Technologies Inc	15,600	2,390
agilon health *	2,300	85
Align Technology Inc *	3,970	2,762
Alnylam Pharmaceuticals Inc *	6,100	1,092
Amedisys Inc *	1,600	417
AmerisourceBergen Corp, Cl A	7,700	941
Amgen Inc	28,991	7,002
Anthem Inc	12,339	4,738
Avantor *	28,997	1,090
Baxter International Inc	25,310	1,958
Becton Dickinson and Co	14,767	3,777
Biogen Inc *	7,576	2,475
BioMarin Pharmaceutical Inc *	9,600	737
Bio-Rad Laboratories Inc, Cl A *	1,057	782
Bio-Techne Corp	1,975	952

Adviser Managed Trust / Annual Report / July 31, 2021	13

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Boston Scientific Corp *	71,500	$3,260
Bristol-Myers Squibb	112,900	7,663
Bruker Corp	5,400	444
Cardinal Health	14,500	861
Catalent Inc *	8,200	982
Centene Corp *	29,400	2,017
Cerner Corp	15,500	1,246
Change Healthcare *	12,000	261
Charles River Laboratories International Inc *	2,548	1,037
Chemed Corp	815	388
Cigna Corp	17,238	3,956
Cooper Cos Inc/The	2,454	1,035
CureVac *	2,500	123
CVS Health	66,500	5,477
Danaher Corp	32,164	9,568
DaVita Inc *	3,443	414
DENTSPLY SIRONA Inc	10,800	713
Dexcom *	4,863	2,507
Edwards Lifesciences Corp *	31,600	3,548
Elanco Animal Health Inc *	22,726	829
Eli Lilly	42,800	10,422
Encompass Health Corp	4,900	408
Envista Holdings *	8,300	358
Exact Sciences *	8,582	926
Exelixis Inc *	15,300	258
Gilead Sciences Inc	63,400	4,330
Globus Medical Inc, Cl A *	3,700	308
Guardant Health *	4,343	477
HCA Healthcare Inc	13,142	3,262
Henry Schein Inc *	7,500	601
Hill-Rom Holdings Inc	3,500	485
Hologic Inc *	12,700	953
Horizon Therapeutics *	10,372	1,037
Humana	6,572	2,799
ICU Medical Inc *	1,142	232
IDEXX Laboratories *	4,300	2,918
Illumina Inc *	7,378	3,658
Incyte *	9,700	750
Insulet Corp *	3,438	962
Integra LifeSciences Holdings Corp *	3,500	253
Intuitive Surgical Inc *	5,947	5,896
Ionis Pharmaceuticals Inc *	7,644	284
Iovance Biotherapeutics Inc *	8,000	178
IQVIA Holdings Inc *	9,700	2,403
Johnson & Johnson	133,223	22,941
Laboratory Corp of America Holdings *	4,900	1,451
Maravai LifeSciences Holdings, Cl A *	3,300	145
Masimo *	2,542	692
McKesson Corp	8,100	1,651
Medtronic PLC	67,800	8,903
Merck & Co Inc	128,000	9,839

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mettler-Toledo International Inc *	1,167	$1,720
Mirati Therapeutics *	1,900	304
Moderna Inc *	17,100	6,047
Molina Healthcare Inc *	2,839	775
Natera *	3,900	447
Nektar Therapeutics, Cl A *	10,200	161
Neurocrine Biosciences Inc *	4,800	447
Novavax *	3,700	664
Novocure Ltd *	5,100	785
Oak Street Health *	4,700	296
Organon *	13,590	394
Penumbra Inc *	1,732	461
PerkinElmer Inc	5,900	1,075
Pfizer Inc	282,167	12,079
PPD *	7,200	332
Premier Inc, Cl A	6,200	221
QIAGEN *	11,800	623
Quest Diagnostics Inc	6,500	922
Quidel Corp *	2,170	307
Regeneron Pharmaceuticals Inc *	5,105	2,933
Repligen Corp *	2,800	688
ResMed	7,338	1,994
Royalty Pharma, Cl A	17,000	649
Sage Therapeutics *	3,000	131
Sarepta Therapeutics *	4,121	279
Seagen *	6,450	989
Sotera Health *	2,500	59
STERIS PLC	4,600	1,003
Stryker Corp	17,600	4,769
Syneos Health Inc, Cl A *	5,000	448
Tandem Diabetes Care Inc *	3,400	370
Teladoc Health Inc *	7,331	1,088
Teleflex Inc	2,441	970
Thermo Fisher Scientific	19,879	10,735
Ultragenyx Pharmaceutical Inc *	3,100	247
United Therapeutics Corp *	2,200	400
UnitedHealth Group Inc	47,561	19,606
Universal Health Services Inc, Cl B	3,900	626
Veeva Systems Inc, Cl A *	6,959	2,315
Vertex Pharmaceuticals Inc *	13,300	2,681
Viatris, Cl W *	61,266	862
Waters Corp *	3,064	1,194
West Pharmaceutical Services Inc	3,734	1,537
Zimmer Biomet Holdings Inc	10,600	1,732
Zoetis Inc, Cl A	23,964	4,858

		281,851

Industrials — 6.9%
3M	28,900	5,720
A O Smith	7,000	492
Acuity Brands Inc	1,900	333
ADT Inc	5,400	57
Advanced Drainage Systems	2,700	330

14	Adviser Managed Trust / Annual Report / July 31, 2021

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
AECOM *	7,100	$447
AGCO	3,261	431
Air Lease Corp, Cl A	5,279	224
Alaska Air Group Inc *	6,300	366
Allegion PLC	4,800	656
Allison Transmission Holdings Inc	5,200	208
AMERCO	462	272
American Airlines Group Inc *	32,794	668
AMETEK Inc	11,700	1,627
Armstrong World Industries Inc	2,300	249
Axon Enterprise Inc *	3,300	614
AZEK, Cl A *	4,700	171
Boeing *	27,100	6,138
Booz Allen Hamilton Holding, Cl A	7,100	609
Builders FirstSource Inc *	10,100	449
BWX Technologies Inc, Cl W	4,700	270
CACI International Inc, Cl A *	1,100	294
Carlisle Cos Inc	2,700	546
Carrier Global	44,421	2,454
Caterpillar Inc	27,841	5,756
CH Robinson Worldwide Inc	7,000	624
ChargePoint Holdings *	6,000	142
Cintas Corp	4,542	1,790
Clarivate *	20,400	465
Clean Harbors Inc *	2,400	228
Colfax *	5,800	266
Copart *	10,500	1,543
CoStar Group Inc *	19,820	1,761
Crane Co	2,900	282
CSX Corp	114,300	3,694
Cummins Inc	7,500	1,741
Curtiss-Wright Corp	2,000	237
Deere	14,255	5,154
Delta Air Lines Inc *	32,500	1,297
Donaldson Co Inc	6,700	443
Dover Corp	7,346	1,228
Dun & Bradstreet Holdings *	5,000	105
Emerson Electric	30,500	3,077
Equifax Inc	6,200	1,616
Expeditors International of Washington Inc	8,600	1,103
Fastenal Co	29,200	1,599
FedEx Corp	12,360	3,460
Flowserve Corp	6,400	269
Fortive Corp	16,500	1,199
Fortune Brands Home & Security Inc	7,300	712
FTI Consulting Inc *	1,700	248
Gates Industrial Corp PLC *	2,200	40
Generac Holdings *	3,100	1,300
General Dynamics Corp	12,648	2,479
General Electric Co	441,239	5,714
Graco Inc	8,700	679
HEICO Corp, Cl A	4,100	497

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
HEICO Corp	2,200	$298
Hexcel Corp *	4,100	223
Honeywell International Inc	35,100	8,206
Howmet Aerospace	20,700	679
Hubbell Inc, Cl B	2,800	561
Huntington Ingalls Industries Inc	2,100	431
IAA *	6,979	422
IDEX	3,849	873
IHS Markit Ltd	18,800	2,197
Illinois Tool Works Inc	15,894	3,603
Ingersoll Rand *	18,400	899
ITT Inc	4,547	445
Jacobs Engineering Group	6,700	906
JB Hunt Transport Services Inc	4,428	746
JetBlue Airways Corp *	15,900	235
Johnson Controls International plc	36,000	2,571
Kansas City Southern	4,600	1,232
Kirby Corp *	3,500	203
Knight-Swift Transportation Holdings Inc, Cl A	6,200	308
L3Harris Technologies	10,269	2,328
Landstar System Inc	1,900	298
Leidos Holdings Inc	6,800	724
Lennox International Inc	1,753	577
Lincoln Electric Holdings Inc	3,033	423
Lockheed Martin Corp	12,504	4,647
Lyft, Cl A *	13,100	725
ManpowerGroup Inc	2,933	348
Masco Corp	13,000	776
MasTec *	2,700	273
Mercury Systems Inc *	3,200	211
Middleby Corp/The *	2,900	555
MSA Safety Inc	1,800	296
MSC Industrial Direct Co Inc, Cl A	2,600	232
Nielsen Holdings PLC	18,800	445
Nordson Corp	3,100	701
Norfolk Southern	12,565	3,240
Northrop Grumman Corp	7,638	2,773
nVent Electric PLC	9,100	288
Old Dominion Freight Line Inc	5,000	1,346
Oshkosh Corp	3,600	430
Otis Worldwide	20,800	1,863
Owens Corning	5,600	538
PACCAR Inc	17,300	1,436
Parker-Hannifin Corp	6,536	2,039
Plug Power Inc *	25,000	682
Quanta Services Inc	7,200	654
Raytheon Technologies	76,500	6,652
Regal Beloit Corp	2,100	309
Republic Services Inc, Cl A	10,728	1,270
Robert Half International Inc	5,900	579
Rockwell Automation Inc	5,942	1,827

Adviser Managed Trust / Annual Report / July 31, 2021	15

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Rollins Inc	11,550	$443
Roper Technologies	5,357	2,632
Ryder System Inc	3,100	236
Schneider National Inc, Cl B	3,500	79
Science Applications International	2,900	253
Sensata Technologies Holding PLC *	8,000	469
Shoals Technologies Group, Cl A *	4,400	128
SiteOne Landscape Supply *	2,200	385
Snap-on	2,700	588
Southwest Airlines Co *	30,100	1,521
Spirit AeroSystems Holdings Inc, Cl A	5,200	225
Stanley Black & Decker Inc	7,900	1,557
Stericycle Inc *	4,558	322
Sunrun *	9,900	524
Teledyne Technologies *	2,339	1,059
Textron Inc	11,200	773
Timken Co/The	3,100	246
Toro	5,600	637
Trane Technologies	12,239	2,492
TransDigm Group *	2,579	1,653
TransUnion	9,700	1,165
Trex Co Inc *	6,100	592
TuSimple Holdings, Cl A *	1,600	59
Uber Technologies *	81,400	3,538
Union Pacific Corp	33,549	7,339
United Continental Holdings Inc *	15,811	739
United Parcel Service Inc, Cl B	36,535	6,991
United Rentals Inc *	3,639	1,199
Univar Solutions *	9,800	240
Valmont Industries Inc	1,047	248
Verisk Analytics, Cl A	8,054	1,530
Vertiv Holdings, Cl A	12,900	362
Virgin Galactic Holdings *	7,038	211
Waste Management Inc	21,600	3,202
Watsco Inc	1,639	463
Westinghouse Air Brake Technologies	9,600	815
Woodward	2,900	353
WW Grainger Inc	2,324	1,033
XPO Logistics Inc *	4,800	666
Xylem Inc/NY	9,100	1,145

		187,008

Information Technology — 21.4%
Adobe Inc *	24,107	14,986
Advanced Micro Devices Inc *	48,600	5,161
Akamai Technologies Inc *	8,100	971
Allegro MicroSystems *	2,100	58
Alliance Data Systems Corp	2,300	214
Alteryx Inc, Cl A *	3,083	239
Amdocs Ltd	6,800	524
Amphenol Corp, Cl A	29,872	2,165
Analog Devices Inc	12,227	2,047
Anaplan Inc *	7,100	406

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ANSYS Inc *	4,324	$1,593
Apple	795,164	115,983
Applied Materials Inc	46,200	6,465
Arista Networks Inc *	2,938	1,118
Arrow Electronics Inc *	3,900	462
Aspen Technology Inc *	3,500	512
Atlassian Corp PLC, Cl A *	6,700	2,178
Autodesk Inc *	11,200	3,597
Automatic Data Processing Inc	21,500	4,507
Avalara *	4,335	725
Avnet Inc	5,800	240
Bentley Systems, Cl B	6,600	401
Bill.com Holdings *	3,900	807
Black Knight Inc *	7,600	629
Broadcom Inc	20,256	9,832
Broadridge Financial Solutions Inc	5,800	1,006
Brooks Automation Inc	3,600	320
Cadence Design Systems Inc *	14,035	2,072
CDK Global Inc	6,400	307
CDW Corp/DE	7,240	1,327
Ceridian HCM Holding Inc *	6,200	610
Ciena Corp *	8,100	471
Cirrus Logic Inc *	3,400	281
Cisco Systems Inc	213,647	11,830
Citrix Systems	6,497	655
Cloudflare, Cl A *	12,600	1,495
Cognex Corp	8,500	768
Cognizant Technology Solutions Corp, Cl A	26,500	1,949
Coherent Inc *	1,200	295
CommScope Holding Co Inc *	11,400	241
Concentrix *	2,100	344
Corning	38,200	1,599
Coupa Software Inc *	3,563	773
Cree *	5,800	538
Crowdstrike Holdings, Cl A *	7,900	2,004
CyberArk Software *	600	85
Datadog, Cl A *	11,400	1,262
Dell Technologies Inc, Cl C *	13,300	1,285
DocuSign, Cl A *	9,556	2,848
Dolby Laboratories Inc, Cl A	3,200	311
Dropbox, Cl A *	12,785	403
Duck Creek Technologies *	3,700	163
DXC Technology Co *	13,300	532
Dynatrace *	9,221	589
Elastic *	3,200	474
Enphase Energy Inc *	6,600	1,251
Entegris Inc	6,800	820
EPAM Systems Inc *	2,700	1,511
Euronet Worldwide Inc *	2,600	371
Everbridge Inc *	2,049	289
F5 Networks Inc *	2,940	607
Fair Isaac Corp *	1,400	733

16	Adviser Managed Trust / Annual Report / July 31, 2021

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Fastly, Cl A *	4,300	$207
Fidelity National Information Services Inc	31,300	4,665
FireEye Inc *	12,900	261
First Solar *	4,900	422
Fiserv Inc *	30,200	3,476
Five9 *	3,200	644
FleetCor Technologies Inc *	4,200	1,085
Fortinet Inc *	6,746	1,837
Gartner Inc *	4,234	1,121
Genpact Ltd	9,879	492
Global Payments	14,769	2,856
Globant *	1,963	469
GoDaddy Inc, Cl A *	8,900	746
Guidewire Software Inc *	4,400	507
Hewlett Packard Enterprise Co	65,500	950
HP Inc	62,700	1,810
HubSpot Inc *	2,300	1,371
Intel Corp	204,325	10,976
International Business Machines Corp	45,127	6,361
Intuit Inc	12,940	6,858
IPG Photonics Corp *	1,754	383
Jabil Inc	7,699	458
Jack Henry & Associates	3,659	637
Jamf Holding *	2,000	66
Juniper Networks Inc	17,351	488
Keysight Technologies *	9,500	1,563
KLA	7,749	2,698
Lam Research Corp	7,159	4,563
Littelfuse Inc	1,171	311
Lumentum Holdings *	4,000	336
Manhattan Associates Inc *	3,300	527
Marvell Technology	39,707	2,403
Mastercard Inc, Cl A	44,230	17,070
Maxim Integrated Products Inc	24,093	2,407
Medallia *	4,800	163
Microchip Technology Inc	12,800	1,832
Micron Technology Inc	57,105	4,430
Microsoft Corp	381,692	108,748
MKS Instruments Inc	2,800	438
MongoDB, Cl A *	2,713	974
Monolithic Power Systems Inc	2,312	1,039
Motorola Solutions Inc	8,352	1,870
N-Able *	1,150	16
National Instruments Corp	6,359	280
nCino *	2,300	146
NCR Corp *	6,400	284
NetApp Inc	11,700	931
New Relic Inc *	3,000	207
NortonLifeLock	29,000	720
Nuance Communications Inc *	14,809	813
Nutanix Inc, Cl A *	10,500	378
NVIDIA Corp	120,800	23,555

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Okta, Cl A *	5,937	$1,471
ON Semiconductor Corp *	21,500	840
Oracle Corp	87,967	7,666
Palantir Technologies, Cl A *	81,700	1,774
Palo Alto Networks Inc *	4,800	1,915
Paychex Inc	16,336	1,859
Paycom Software Inc *	2,459	984
Paylocity Holding Corp *	2,045	424
PayPal Holdings *	59,451	16,381
Paysafe *	14,700	159
Pegasystems Inc	1,900	243
Proofpoint Inc *	2,800	489
PTC Inc *	5,500	745
Pure Storage Inc, Cl A *	14,200	277
Qorvo Inc *	5,644	1,070
QUALCOMM Inc	57,004	8,539
RingCentral, Cl A *	4,049	1,082
Sabre Corp *	16,200	191
salesforce.com Inc *	46,743	11,309
ServiceNow Inc *	9,970	5,861
Shift4 Payments, Cl A *	2,100	187
Skyworks Solutions Inc	8,443	1,558
Smartsheet, Cl A *	5,704	414
Snowflake, Cl A *	6,000	1,594
SolarWinds Corp *	2,300	26
Splunk *	8,541	1,213
Square Inc, Cl A *	19,700	4,871
SS&C Technologies Holdings	11,200	878
StoneCo, Cl A *	10,500	618
Switch, Cl A	4,300	89
SYNNEX Corp	2,400	287
Synopsys Inc *	7,700	2,218
Teradata Corp *	5,300	263
Teradyne Inc	8,400	1,067
Texas Instruments Inc	46,700	8,902
Trade Desk Inc/The, Cl A *	21,100	1,728
Trimble Inc *	12,656	1,082
Twilio, Cl A *	8,135	3,039
Tyler Technologies Inc *	2,079	1,024
Ubiquiti	457	143
Unity Software *	7,300	782
Universal Display Corp	2,215	519
VeriSign Inc *	5,157	1,116
Viasat *	3,400	169
Visa Inc, Cl A	85,620	21,096
VMware, Cl A *	3,958	608
Vontier	7,000	226
Western Digital Corp *	15,500	1,006
Western Union Co/The	21,400	497
WEX Inc *	2,217	421
Workday Inc, Cl A *	9,149	2,145
Xerox Holdings	8,700	210

Adviser Managed Trust / Annual Report / July 31, 2021	17

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Xilinx	20,422	$3,060
Zebra Technologies Corp, Cl A *	2,700	1,492
Zendesk Inc *	5,900	770
Zoom Video Communications, Cl A *	10,800	4,083
Zscaler Inc *	3,700	873

		579,640

Materials — 1.9%
Air Products & Chemicals Inc	11,300	3,289
Albemarle Corp	5,900	1,216
Alcoa Corp *	9,100	365
Amcor	77,000	890
AptarGroup Inc	3,300	425
Ardagh Group SA, Cl A	900	21
Ashland Global Holdings Inc	2,700	230
Avery Dennison	4,100	864
Axalta Coating Systems Ltd *	11,000	331
Ball	16,222	1,312
Berry Global Group Inc *	6,973	448
Celanese Corp, Cl A	5,800	903
CF Industries Holdings Inc	11,109	525
Chemours Co/The	8,100	269
Cleveland-Cliffs Inc *	22,500	563
Corteva	37,100	1,587
Crown Holdings Inc	6,800	678
Dow Inc	38,000	2,362
DuPont de Nemours	26,773	2,009
Eagle Materials Inc	2,000	283
Eastman Chemical Co	6,800	766
Ecolab Inc	12,800	2,827
Element Solutions Inc	10,700	250
FMC Corp	6,542	700
Freeport-McMoRan	74,200	2,827
Graphic Packaging Holding Co	13,900	266
Huntsman Corp	9,900	261
International Flavors & Fragrances Inc	12,686	1,911
International Paper Co	20,000	1,155
Louisiana-Pacific Corp	5,000	277
LyondellBasell Industries NV, Cl A	13,100	1,301
Martin Marietta Materials	3,154	1,146
Mosaic Co/The	18,000	562
NewMarket Corp	348	110
Newmont	41,100	2,582
Nucor Corp	15,400	1,602
Olin Corp	7,100	334
Packaging Corp of America	4,700	665
PPG Industries Inc	12,026	1,966
Reliance Steel & Aluminum Co	3,300	519
Royal Gold Inc	3,300	401
RPM International Inc	6,742	584
Scotts Miracle-Gro Co/The, Cl A	2,100	372
Sealed Air Corp	8,100	460
Sherwin-Williams Co/The	12,300	3,580

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Silgan Holdings	4,673	$189
Sonoco Products Co	5,000	319
Southern Copper Corp	4,300	282
Steel Dynamics	10,419	672
United States Steel Corp	13,100	347
Valvoline Inc	9,000	276
Vulcan Materials	6,700	1,206
W R Grace	3,300	230
Westlake Chemical	1,960	163
Westrock	13,478	663

		50,341

Real Estate — 2.5%
Alexandria Real Estate Equities Inc ‡	7,400	1,490
American Campus Communities Inc ‡	6,800	342
American Homes 4 Rent, Cl A ‡	13,696	575
American Tower, Cl A ‡	22,815	6,452
Americold Realty Trust ‡	11,800	458
Apartment Income ‡	7,675	404
AvalonBay Communities Inc ‡	7,200	1,640
Boston Properties Inc ‡	8,027	942
Brixmor Property Group Inc ‡	14,800	341
Camden Property Trust ‡	4,800	717
CBRE Group Inc, Cl A *	17,000	1,640
CoreSite Realty Corp ‡	2,000	276
Cousins Properties ‡	7,374	293
Crown Castle International Corp ‡	21,848	4,219
CubeSmart ‡	10,100	502
CyrusOne Inc ‡	6,000	428
Digital Realty Trust Inc ‡	14,246	2,196
Douglas Emmett Inc ‡	8,200	274
Duke Realty Corp ‡	19,600	997
EPR Properties ‡	3,574	180
Equinix Inc ‡	4,545	3,729
Equity LifeStyle Properties Inc ‡	8,800	737
Equity Residential ‡	18,700	1,573
Essex Property Trust Inc ‡	3,275	1,075
Extra Space Storage Inc ‡	6,700	1,167
Federal Realty Investment Trust ‡	4,000	470
First Industrial Realty Trust Inc ‡	6,400	351
Gaming and Leisure Properties Inc ‡	10,942	518
Healthcare Trust of America Inc, Cl A ‡	10,800	309
Healthpeak Properties ‡	26,924	995
Highwoods Properties Inc ‡	5,100	243
Host Hotels & Resorts Inc *‡	36,547	582
Howard Hughes Corp/The *	2,300	213
Hudson Pacific Properties Inc ‡	8,800	240
Invitation Homes Inc ‡	28,500	1,159
Iron Mountain ‡	15,203	665
JBG SMITH Properties ‡	7,200	235
Jones Lang LaSalle Inc *	2,700	601
Kilroy Realty Corp ‡	6,000	416
Kimco Realty ‡	21,700	463

18	Adviser Managed Trust / Annual Report / July 31, 2021

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Lamar Advertising Co, Cl A ‡	4,500	$480
Life Storage Inc ‡	4,095	481
Medical Properties Trust Inc ‡	30,587	643
Mid-America Apartment Communities ‡	5,700	1,101
National Retail Properties	9,100	445
Omega Healthcare Investors Inc ‡	11,900	432
Opendoor Technologies *	16,900	250
Park Hotels & Resorts *‡	12,200	226
Prologis Inc ‡	37,200	4,763
Public Storage ‡	7,700	2,406
Rayonier Inc ‡	6,500	245
Realty Income Corp ‡	19,100	1,343
Regency Centers Corp ‡	8,900	582
Rexford Industrial Realty ‡	6,800	418
SBA Communications Corp, Cl A ‡	5,400	1,841
Simon Property Group Inc ‡	16,700	2,113
SL Green Realty ‡	3,494	260
Spirit Realty Capital Inc ‡	6,100	306
STORE Capital Corp ‡	13,200	478
Sun Communities Inc ‡	5,400	1,059
UDR Inc ‡	14,800	814
Ventas Inc ‡	19,000	1,136
VEREIT ‡	11,516	564
VICI Properties Inc ‡	27,100	845
Vornado Realty Trust ‡	9,175	399
Weingarten Realty Investors ‡	7,100	229
Welltower	21,300	1,850
Weyerhaeuser Co ‡	38,100	1,285
WP Carey Inc ‡	8,800	710

		67,811

Utilities — 1.9%
AES Corp/VA	32,997	782
Alliant Energy Corp	13,200	772
Ameren Corp	12,500	1,049
American Electric Power Co Inc	25,427	2,240
American Water Works	9,200	1,565
Atmos Energy Corp	6,600	651
Avangrid Inc	3,300	172
Brookfield Renewable, Cl A	6,200	263
CenterPoint Energy	28,908	736
CMS Energy Corp	15,200	939
Consolidated Edison Inc	17,200	1,269
Dominion Energy Inc	40,600	3,040
DTE Energy	9,800	1,150
Duke Energy	38,800	4,078
Edison International	18,200	992
Entergy Corp	10,200	1,050
Essential Utilities	11,700	575
Evergy Inc	12,000	783
Eversource Energy	17,500	1,510
Exelon Corp	49,800	2,331
FirstEnergy Corp	27,600	1,058

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Hawaiian Electric Industries	5,100	$221
IDACORP Inc	2,500	263
MDU Resources Group	9,900	314
National Fuel Gas	4,900	252
NextEra Energy	99,072	7,718
NiSource Inc	19,852	492
NRG Energy Inc	12,700	524
OGE Energy	10,474	353
PG&E *	76,412	672
Pinnacle West Capital Corp	6,000	501
PPL Corp	39,200	1,112
Public Service Enterprise Group	25,800	1,605
Sempra Energy	15,600	2,038
Southern Co/The	54,100	3,455
UGI Corp	11,000	506
Vistra	25,550	489
WEC Energy Group	16,100	1,516
Xcel Energy Inc	26,826	1,831

		50,867

		2,105,505

Total Common Stock (Cost $1,831,900) ($ Thousands)		2,447,894

PREFERRED STOCK — 0.1%
Germany — 0.1%
Bayerische Motoren Werke AG (B)	996	85
FUCHS PETROLUB SE (B)	1,607	80
Henkel AG & Co KGaA (B)	3,530	358
Porsche Automobil Holding SE (B)	2,908	315
Sartorius AG (B)	498	301
Volkswagen AG (B)	3,553	866

Total Preferred Stock (Cost $1,431) ($ Thousands)		2,005

EXCHANGE TRADED FUND — 0.0%
United States — 0.0%
SPDR S&P 500 Trust	752	330

Total Exchange Traded Fund (Cost $100) ($ Thousands)		330

	Number of Rights
RIGHTS — 0.0%
United States — 0.0%
Newstar Financial *^(C)	4	–

Adviser Managed Trust / Annual Report / July 31, 2021	19

SCHEDULE OF INVESTMENTS

July 31, 2021

Tactical Offensive Equity Fund (Concluded)

Description	Number of Rights	Market Value ($ Thousands)

RIGHTS (continued)
Tobira Therapeutics, Expires 12/31/2028 *(C)	1	$–

		–

Total Rights (Cost $—) ($ Thousands)		–

		Market Value
Description	Shares	($ Thousands)

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	50,776,582	$50,777

Total Cash Equivalent (Cost $50,777) ($ Thousands)		50,777

Total Investments — 92.5% (Cost $1,884,208) ($ Thousands)		$2,501,006

A list of the open futures contracts held by the Fund at July 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
MSCI EAFE Index	115	Sep-2021	$13,391	$13,337	$(54)
MSCI Emerging Markets	1,335	Sep-2021	91,500	85,286	(6,214)
NASDAQ 100 Index E-MINI	8	Sep-2021	2,248	2,393	145
Russell 2000 Index E-MINI	802	Sep-2021	93,059	89,086	(3,973)
S&P 500 Index E-MINI	280	Sep-2021	59,158	61,453	2,295
S&P Mid Cap 400 Index E-MINI	11	Sep-2021	2,961	2,969	8

			$262,317	$254,524	$(7,793)

For the year ended July 31, 2021, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $2,704,616 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
^	Expiration date unavailable.
**	Rate shown is the 7-day effective yield as of July 31, 2021.
†	Investment in Affiliated Security.
(A)	Security is a Master Limited Partnership. At July 31, 2021, such securities amounted to $4,232 ($ Thousands), or 0.2% of Net Assets.
(B)	There is currently no rate available.
(C)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and Far East

LTD — Limited

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers and Automated Quotations

PLC — Public Limited Company

S&P— Standard & Poor’s

SPDR— Standard & Poor’s Depository Receipt

The following is a list of the level of inputs used as of July 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	2,447,839	55	–		2,447,894
Preferred Stock	2,005	–	–		2,005
Exchange Traded Fund	330	–	–		330
Rights	–	–	–	(2)	–
Cash Equivalent	50,777	–	–		50,777

Total Investments in Securities	2,500,951	55	–		2,501,006

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	2,448	—	—	2,448
Unrealized Depreciation	(10,241)	—	—	(10,241)

Total Other Financial Instruments	(7,793)	—	—	(7,793)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(2) This category includes securities with a value of $0.

For the year ended July 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

20	Adviser Managed Trust / Annual Report / July 31, 2021

The following is a summary of the transactions the Fund had with affiliates for the year ended July 31, 2021 ($ Thousands):

Security Description	Value 7/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 7/31/2021	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$—	$140,042	$(89,265)	$—	$—	$50,777	50,776,582	$1	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2021	21

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

Adviser Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the statements of assets and liabilities, including the schedules of investments, of the Tactical Offensive Core Fixed Income Fund and the Tactical Offensive Enhanced Fixed Income Fund (collectively, the Funds) comprising the Adviser Managed Trust, as of July 31, 2021, the related statements of operations for the year then ended, except for the Tactical Offensive Enhanced Fixed Income Fund for which the date is the period from January 12, 2021 (commencement of operations) through July 31, 2021, the statements of changes in net assets for each of the years in the two-year period then ended, except for the Tactical Offensive Enhanced Fixed Income Fund for which the date is the period from January 12, 2021 (commencement of operations) through July 31, 2021, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. The financial statements and financial highlights are included in Item 1 of this Form N-CSR and the schedule of investments of the Tactical Offensive Equity Fund as of July 31, 2021 is included in Item 6 of this Form N-CSR. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

September 29, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust
By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 8, 2021

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: October 8, 2021